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                       ICCMAC COMMERCIAL TRUST [_______],
                  a trust acting through ____________________,
           not in its individual capacity but solely as Owner Trustee, as Issuer,


                                       and


                    ----------------------------------------,
                              as Indenture Trustee


                              --------------------


                                    INDENTURE


                            Dated as of _______, 199_


                              --------------------


                                  $------------


                         COLLATERALIZED MORTGAGE BONDS,
                                  SERIES 199_-_


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

                                TABLE OF CONTENTS

                                                                            PAGE


                              PRELIMINARY STATEMENT

                                GRANTING CLAUSES

                                    ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.01. Definitions....................................................
SECTION 1.02. Incorporation by Reference of Trust Indenture Act..............
SECTION 1.03. Rules of Construction..........................................


                                   ARTICLE II

                                    THE BONDS

SECTION 2.01.  Form.  22
SECTION 2.02. Initial Aggregate Principal Amount; Classes; Terms.............
SECTION 2.03. Denominations..................................................
SECTION 2.04. Execution, Authentication, Delivery and Dating.................
SECTION 2.05. Registration of Transfer and Exchange of Bonds.................
SECTION 2.06. Mutilated, Destroyed, Lost or Stolen Bonds.....................
SECTION 2.07. Payment of Principal and Interest..............................
SECTION 2.08. Persons Deemed Owners..........................................
SECTION 2.09. Cancellation...................................................
SECTION 2.10. Authentication and Delivery of Bonds...........................
[SECTION 2.11. Substitution of Collateral....................................
SECTION 2.12. Book-Entry Bonds...............................................
SECTION 2.13. Restrictions on Transfer of Bonds..............................


                                   ARTICLE III

                              COVENANTS; WARRANTIES

SECTION 3.01. Payment of Principal, Premium (if any) and Interest............
SECTION 3.02. Maintenance of Office or Agency................................
SECTION 3.03. Money for Bond Payments to Be Held in Trust....................
SECTION 3.04. Corporate Existence of Owner Trustee...........................
SECTION 3.05. Trust Existence................................................
SECTION 3.06. Payment of Taxes and Other Claims..............................
SECTION 3.07. Protection of Trust Estate.....................................
SECTION 3.08. Opinions as to Trust Estate....................................
SECTION 3.09. Performance of Obligations.....................................
SECTION 3.10. Payment of Certain Fees........................................
SECTION 3.11. Negative Covenants.............................................
SECTION 3.12. Annual Statement as to Compliance..............................
SECTION 3.13. Issuer may Consolidate, Etc., only on Certain Terms............
SECTION 3.14. Purchase of Bonds..............................................
SECTION 3.15. Servicing Agreement............................................
SECTION 3.16. Covenants, Representations and Warranties of the Issuer........


                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

SECTION 4.01. Satisfaction and Discharge of Indenture........................
SECTION 4.02. Application of Trust Money.....................................
SECTION 4.03. Repayment of Monies Held by Paying Agent.......................


                                    ARTICLE V

                       ISSUER EVENTS OF DEFAULT; REMEDIES

SECTION 5.01. Issuer Events of Default.......................................
SECTION 5.02. Acceleration of Maturity; Rescission and Annulment.............
SECTION 5.03. Collection of Indebtedness and Suits for Enforcement
                 by Indenture Trustee........................................
SECTION 5.04. Remedies.......................................................
SECTION 5.05. Optional Preservation of Trust Estate..........................
SECTION 5.06. Application of Money Collected.................................
SECTION 5.07. Limitation on Suits............................................
SECTION 5.08. Unconditional Right of Bondholders to Receive Principal
                 and Interest................................................
SECTION 5.09. Restoration of Rights and Remedies.............................
SECTION 5.10. Rights and Remedies Cumulative.................................
SECTION 5.11. Delay or Omission Not Waiver...................................
SECTION 5.12. Control by Bondholders.........................................
SECTION 5.13. Waiver of Past Issuer Defaults.................................
SECTION 5.14. Undertaking for Costs..........................................
SECTION 5.15. Waiver of Stay or Extension Laws...............................
SECTION 5.16. Sale of Trust Estate...........................................
SECTION 5.17. Action on Bonds................................................


                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

SECTION 6.01. Certain Duties and Responsibilities............................
SECTION 6.02. Notice of Issuer Defaults......................................
SECTION 6.03. Certain Rights of Indenture Trustee............................
SECTION 6.04. Not Responsible for Recitals or Issuance of Bonds..............
SECTION 6.05. May Hold Bonds.................................................
SECTION 6.06. Money Held in Trust............................................
SECTION 6.07. Compensation and Reimbursement.................................
SECTION 6.08. Eligibility; Disqualification..................................
SECTION 6.09. Resignation and Removal; Appointment of Successor..............
SECTION 6.10. Acceptance of Appointment by Successor.........................
SECTION 6.11. Merger, Conversion, Consolidation or Succession
                 to Business.................................................
SECTION 6.12. Preferential Collection of Claims against the Issuer...........
SECTION 6.13. Separate Trustees and Co-Trustees..............................
SECTION 6.14. Appointment of Custodians......................................


                                   ARTICLE VII

                          BONDHOLDER LISTS AND REPORTS

SECTION 7.01. Issuer to Furnish Indenture Trustee Names and Addresses
                 of Bondholders..............................................
SECTION 7.02. Preservation of Information; Communications to
                 Bondholders.................................................
SECTION 7.03. Reports by Indenture Trustee...................................
SECTION 7.04. Reports by Issuer..............................................


                                  ARTICLE VIII

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

SECTION 8.01. Collection of Money............................................
SECTION 8.02. Bond Account...................................................
SECTION 8.03. Other Accounts.................................................
SECTION 8.04. Release of Trust Estate........................................
SECTION 8.05. Opinion of Counsel.............................................


                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

SECTION 9.01. Supplemental Indentures Without Consent of Bondholders.........
SECTION 9.02. Supplemental Indentures With Consent of Bondholders............
SECTION 9.03. [Reserved].....................................................
SECTION 9.04. Delivery of Supplements and Amendments.........................
SECTION 9.05. Execution of Supplemental Indentures...........................
SECTION 9.06. Effect of Supplemental Indentures..............................
SECTION 9.07. Conformity with Trust Indenture Act............................
SECTION 9.08. Reference in Bonds to Supplemental Indentures..................


                                    ARTICLE X

                                    PAYMENTS

SECTION 10.01. Payment of Principal, Premium (if any) and Interest...........


                                   ARTICLE XI

               OPTIONAL REDEMPTION OF BONDS BY ISSUER AND SPECIAL
                               REDEMPTION OF BONDS

SECTION 11.01. Optional Redemption by Issuer.................................
SECTION 11.02. Form of Optional Redemption or Special Redemption
                  Notice.....................................................
SECTION 11.03. Bonds Payable on Redemption Date or Special
                  Redemption Date............................................
[SECTION 11.04. Special Redemptions..........................................


                                   ARTICLE XII

                              BONDHOLDERS' MEETING

SECTION 12.01. Purposes for Which Meetings May Be Called.....................
SECTION 12.02. Manner of Calling Meetings....................................
SECTION 12.03. Call of Meeting by Issuer or Bondholders......................
SECTION 12.04. Who May Attend and Vote at Meetings...........................
SECTION 12.05. Regulations May Be Made by Indenture Trustee..................
SECTION 12.06. Manner of Voting at Meetings and Records To Be Kept...........
SECTION 12.07. Exercise of Rights of Indenture Trustee and Bondholders
                  Not To Be Hindered or Delayed..............................


                                  ARTICLE XIII

                        MORTGAGE COLLATERAL AND SERVICING

SECTION 13.01. Delivery of Mortgage Collateral...............................
SECTION 13.02. Servicing and Administration of the Pledged Mortgage
                  Loans......................................................
SECTION 13.03. Releases of Pledged Mortgage Loans and REO Properties..........
SECTION 13.04. Certain Designations of the Master Servicer and the
                  Special Servicer...........................................


                                   ARTICLE XIV

                                  MISCELLANEOUS

SECTION 14.01. Compliance Certificates and Opinions, etc.....................
SECTION 14.02. Form of Documents Delivered to Indenture Trustee..............
SECTION 14.03. Acts of Bondholders...........................................
SECTION 14.04. Notice, etc., to Indenture Trustee and Issuer.................
SECTION 14.05. Notices to Bondholders; Notification Requirements
                  and Waiver.................................................
SECTION 14.06. Alternate Payment and Notice Provisions.......................
SECTION 14.07. Conflict with Trust Indenture Act.............................
SECTION 14.08. Effect of Headings and Table of Contents......................
SECTION 14.09. Successors and Assigns........................................
SECTION 14.10. Separability Clause...........................................
SECTION 14.11. Benefits of Indenture.........................................
SECTION 14.12. Legal Holidays................................................
SECTION 14.13. GOVERNING LAW.................................................
SECTION 14.14. Execution Counterparts........................................
SECTION 14.15. Recording of Indenture........................................
SECTION 14.16. Trust Obligation..............................................
SECTION 14.17. No Petition...................................................
SECTION 14.18. Inspection....................................................
SECTION 14.19. Usury.........................................................
SECTION 14.20. Notice to the Indenture Trustee, the Issuer and Certain
                  Other Persons..............................................
SECTION 14.21  Tax Treatment.................................................

                     INDENTURE, DATED AS OF _________, 199__
                   RELATING TO COLLATERALIZED MORTGAGE BONDS,


Cross-reference sheet showing the location in this Indenture of the provisions inserted pursuant to Sections 310 through 318(a) inclusive of the Trust Indenture Act of 1939

         TIA                                           Indenture Section
         ---                                           -----------------

Section 310 (a)(1)                              6.08
            (a)(2)                              6.08
            (a)(3)                              6.13(b)
            (a)(4)                              Not Applicable
            (a)(5)                              6.08
            (b)                                 6.08, 6.09(c), 6.09(g)
Section 311 (a)                                 6.12
            (b)                                 6.12
Section 312 (a)                                 7.01, 7.02(a)
            (b)                                 7.02(b)
            (c)                                 7.02(c)
Section 313 (a)                                 6.02, 7.03(a)
            (b)                                 7.03(a)
            (c)                                 7.03(a)
            (d)                                 7.03(b)
Section 314 (a)                                 3.12, 7.04(a)
            (b)                                 3.08
            (c)(1)                              2.10(b), 4.01, 8.04(c), 14.01(a)
            (c)(2)                              2.10(b), 4.01, 8.04(c), 14.01(a)
            (c)(3)                              2.10(b), 4.01, 8.04(c), 14.01(a)
            (d)(1)                              8.04(c), 14.01(a)
            (d)(2)                              2.10(b), 8.04(c), 14.01(a)
            (d)(3)                              2.10(b), 8.04(c), 14.01(a)
            (e)                                 14.01(a)
Section 315 (a)                                 6.01(a)
            (b)                                 6.02
            (c)                                 6.01(b)
            (d)                                 6.01(c)
            (e)                                 5.14
Section 316 (a)(1)(A)                           5.02, 5.12
            (a)(1)(B)                           5.02, 5.13
            (a)(2)                              Not Applicable
            (b)                                 5.08
Section 317 (a)(1)                              5.03, 5.04
            (a)(2)                              5.03
            (b)                                 3.03
Section 318 (a)                                 14.07

Note: This cross-reference sheet shall not, for any purpose, be deemed to constitute a part of this Indenture.

                                    RECITALS

     INDENTURE dated as of __________, 199_ between ICCMAC COMMERCIAL TRUST [________] (the "Issuer", which term includes any successor entity hereunder), a business trust created under the laws of __________ pursuant to the Deposit Trust Agreement referred to below and acting through _____________, not in its individual capacity but solely as owner trustee under such Deposit Trust Agreement (the "Owner Trustee", which term includes any successor entity hereunder and thereunder), and _____________, a _____________, as indenture trustee (the "Indenture Trustee", which term includes any successor entity hereunder).

                              PRELIMINARY STATEMENT

     The Issuer is a trust organized by the Depositor pursuant to a Deposit Trust Agreement dated as of __________, 199_ (the "Deposit Trust Agreement"), by and between the Owner Trustee and the Depositor. The Issuer will act at all times through the Owner Trustee. The Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance of $__________ in aggregate Principal Amount of its Collateralized Mortgage Bonds, Series 199_-_ (the "Bonds"). The Bonds are issuable as provided in this Indenture, dated as of __________, 199_, as amended or supplemented from time to time, referred to as the "Indenture".

     All covenants and agreements made by the Issuer in this Indenture are for the benefit and security of the Holders of the Bonds. The Issuer is entering into this Indenture, and the Indenture Trustee is accepting the trust created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. All things necessary to cause the Bonds, when the Bonds are executed by the Issuer and authenticated and delivered by the Indenture Trustee as provided herein, to constitute the valid and legally binding obligations of the Issuer enforceable in accordance with their terms, and to cause this Indenture to constitute a valid and legally binding agreement of the Issuer enforceable in accordance with its terms, have been done.

                                GRANTING CLAUSES

     The Issuer hereby Grants to the Indenture Trustee, for the exclusive benefit of the Holders of the Bonds to secure the obligations of the Issuer hereunder, a senior lien and security interest in all of the Issuer's right, title and interest in and to any and all benefits accruing to the Issuer from
(a) the Mortgage Loans listed in the Schedule of Mortgage Collateral annexed to this Indenture as Schedule I (with respect to the Bonds, the "Pledged Mortgage Loans"), and all payments thereon from and after the Cut-off Date, together with the related Mortgage Files and Servicing Files and the Issuer's interest in any Mortgaged Property that secured any such Mortgage Loan but which is acquired by foreclosure or deed in lieu of foreclosure or otherwise after the Closing Date (collectively, with respect to the Bonds, the "Mortgage Collateral"); (b) the rights of the Issuer to enforce remedies against the Master Servicer or the Special Servicer under the Servicing Agreement, against the Administrator under the Administration Agreement (provided that the Issuer retains the right to give instructions and directions to the Administrator thereunder), against the Depositor under the Deposit Trust Agreement and, as assignee of the Depositor, against the Seller under the Mortgage Loan Purchase Agreement; (c) the Bond Account; (d) the Collection Account; (e) all present and future claims, demands, causes and choses in action in respect of the foregoing, including the rights of the Issuer under the Pledged Mortgage Loans; and (f) all proceeds of the foregoing of every kind and nature whatsoever, including, without limitation, all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (the foregoing items (a), (b), (c), (d), (e) and (f) collectively, with respect to the Bonds, the "Trust Estate").

     The Indenture Trustee acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions of this Indenture and agrees to perform the duties herein required.

     AND IT IS HEREBY COVENANTED AND DECLARED that the Bonds are to be authenticated and delivered by the Indenture Trustee, that the Trust Estate is to be held by or on behalf of the Indenture Trustee and that monies in the Trust Estate are to be applied by the Indenture Trustee for the benefit of the Bondholders, subject to the further covenants, conditions and trusts hereinafter set forth, and the Issuer does hereby represent and warrant, and covenant and agree, to and with the Indenture Trustee, for the equal and proportionate benefit and security of each Bondholder, as follows:

                                    ARTICLE I

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

     SECTION 1.01. Definitions.

     (A) The following terms have the respective meanings set forth below for all purposes of this Indenture.

     "Account": Any account or fund, including any Pledged Fund or Account established hereunder.

     "Accountants": A person engaged in the practice of accounting who (except when this Indenture requires an Independent Accountant) may be employed by or affiliated with the Issuer or an Affiliate of the Issuer.

     "Accrual Date":  __________, 199_.

     "Accrual Termination Date": With respect to a Class of Compound Interest Bonds, the first Payment Date as of which all interest accrued in respect of the Bonds of such Class during the related Interest Accrual Period is, subject to available funds, payable in full.

     "Act": As defined in Section 14.03 hereof.

     "Additional Expense": Any costs, expenses and liabilities (exclusive of Administrative Expenses and Servicing Expenses) that are required to be borne by the Issuer or otherwise in respect of the Trust Estate in accordance with applicable law or the terms of this Indenture (including any federal, state and local taxes and the cost of various opinions of and advice from counsel required to be obtained in connection with the Indenture Trustee's performance of its duties under this Indenture).

     "Administration Agreement": The Administration Agreement, dated as of __________, 199_, between the Administrator and the Issuer, a copy of which agreement is attached hereto as Exhibit G.

     "Administration Fee":  An amount equal to ___________________.

     "Administrative Expenses": The fees and expenses of the Indenture Trustee payable thereto pursuant to Section 6.07[, the Owner Trustee Fee, the Administration Fee, and the fees of the Rating Agencies in connection with the Bonds, to the extent such fees of the Rating Agencies are due and payable after the Closing Date].

     "Administrator":  ______________________ or its successor in interest.

     "Adverse Rating Event": With respect to any Class of Rated Bonds, as of any date determination, the qualification, downgrade or withdrawal of the rating then assigned thereto by any Rating Agency.

     "Affiliate": With respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities or other beneficial interest, by contract or otherwise; and the terms "controlling" and "controlled" have the meanings correlative to the foregoing.

     "Agent": A person authorized by or appointed by the Issuer to perform duties with respect to the Bonds, specified in a writing signed by such Agent and the Issuer and acknowledged by the Indenture Trustee, or by such Agent and the Indenture Trustee and acknowledged by the Issuer, including any Paying Agent.

     "Assumed Final Payment Date": With respect to any Class of Bonds, the Payment Date specified below, on which the final payment would occur with respect to such Class based on the Maturity Assumptions:

          Class A-1          _________________, 199_
          Class A-2          _________________, 199_
          Class B            _________________, 199_
          Class C            _________________, 199_
          Class D            _________________, 199_
          Class E            _________________, 199_
          Class F            _________________, 199_

     "Authenticating Agent": As defined in Section 2.04(c).

     "Authorized Officer": With respect to the Owner Trustee, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of authorized officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter); and, with respect to any other Person, the Chairman, President, any Senior Vice President, any Vice President or any Assistant Vice President, and the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary (provided that, when any provision hereof requires signatures of two Authorized Officers of any such other Person, at least one of such Authorized Officers shall be the Chairman, President or any Vice President).

     "Available Payment Amount": With respect to any Payment Date, the amount on deposit in the Bond Account as of _________, New York City time, on such Payment Date, exclusive of (i) any portion thereof that represents any Prepayment Premiums actually collected during the related Collection Period and (ii) any portion thereof that may be withdrawn from the Bond Account pursuant to any of clauses (ii) through (iv) of Section 8.02.

     "Bankruptcy Code": The federal Bankruptcy Code, as amended from time to time (Title 11 of the United States Code).

     "Bond": Shall mean a Class A-1 Bond, class A-2 Bond, Class B Bond, Class C Bond, Class D Bond, Class E Bond or Class F Bond, as applicable.

     "Bond Account": As defined in Section 8.02.

     "Bond Factor": With respect to any Class of Bonds, as of any date of determination, a fraction, expressed as a decimal carried to six places, the numerator of which is the then aggregate Principal Amount of such Class, and the denominator of which is the initial aggregate Principal Amount of such Class.

     "Bond Interest Rate": With respect to any Class of Bonds, means the applicable rate per annum specified opposite such Class below:

          Class A-1:          ____%
          Class A-2:          ____%
          Class B:            ____%
          Class C:            ____%
          Class D:            ____%
          Class E:            ____%
          Class F:            ____%

     "Bond Owner": With respect to a Book-Entry Bond, the Person who is the beneficial owner of such Bond as reflected on the books of the Depository or on the books of a Depository Participant or on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent.

     "Bond Register" and "Bond Registrar":  The respective meanings specified in
Section 2.05.

     "Bondholder": The Person in whose name a Bond is registered on the Bond Register.

     "Bonds": As defined in the Recitals to this Indenture.

     "Book-Entry Bonds": Bonds for which the Indenture provides that ownership and transfers of beneficial ownership interests in such Bonds shall be made through book entries by the Depository, as described in Section 2.12 hereof; provided, however, that after the occurrence of a condition whereupon book-entry registration is no longer permitted, Definitive Bonds shall be issued to the Bond Owners of such Bonds and such Bonds shall no longer be "Book-Entry Bonds."

     "Business Day": Any day other than a Saturday, a Sunday or a day on which banking institutions in _________________________, New York, New York or any other city in which the Corporate Trust Office is then located, are authorized or obligated by law or executive order to be closed.

     "Cash Flow Agreement": Shall mean (i) any guaranteed investment contract pursuant to which monies held in any Account with respect to the Bonds are invested, (ii) any interest rate exchange agreement, interest rate cap or floor agreement, or other agreement designed to reduce the effects of interest rate fluctuations on the Mortgage Collateral or on one or more Classes and (iii) any letter of credit, surety bond, insurance policy, guarantee or other agreement or instrument intended to offset a slower than anticipated rate of principal payments, collections and/or distributions on the Mortgage Collateral.

     "Class": All Bonds having the same alphabetical and/or numerical class designation and otherwise having the same characteristics.

     "Class A Bond":  Any Class A-1 Bond or Class A-2 Bond.

     "Class A-1 Bond": Any of the Bonds with a "Class A-1" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-1 attached hereto.

     ["Class A Principal Payment Cross-Over Date": The first Payment Date as of which the aggregate Principal Amount of the Class A Bonds outstanding immediately prior thereto equals or exceeds the sum of (a) the aggregate Stated Principal Balance of the Mortgage Pool that will be outstanding immediately following such Payment Date, plus (b) the lesser of (i) the Principal Payment Amount for such Payment Date and (ii) the portion of the Available Payment Amount for such Payment Date that will remain after the payments of interest payable on the Class A Bonds on such Payment Date.]

     "Class A-2 Bond": Any of the Bonds with a "Class A-2" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-2 attached hereto.

     "Class B Bond": Any of the Bonds with a "Class B" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-3 attached hereto.

     "Class C Bond": Any of the Bonds with a "Class C" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-4 attached hereto.

     "Class D Bond": Any of the Bonds with a "Class D" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-5 attached hereto.

     "Class E Bond": Any of the Bonds with a "Class E" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-6 attached hereto.

     "Class Exemption": A class exemption granted by the DOL, which provides relief from some or all of the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code and the related excise tax provisions of
Section 4975 of the Code.

     "Class F Bond": Any of the Bonds with a "Class F" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-7 attached hereto.

     "Closing Date":  _____________, 199_.

     "Code": The Internal Revenue Code of 1986, as amended, and Treasury Regulations promulgated thereunder including proposed regulations to the extent that by reason of their effective date they could apply to the Bonds.

     "Collateral": Shall mean the Trust Estate securing the Bonds. An "item" of Collateral refers to a specific item of Mortgage Collateral or other asset, which is Granted to the Indenture Trustee hereunder.

     "Commission": The Securities and Exchange Commission or any successor.

     "Compound Interest Bond": Any Bond on which interest accrues and is periodically added (in whole or in part) to the principal of such Bond in accordance with the terms thereof, but with respect to which no principal shall be payable except during the period or periods specified herein and with respect to which no interest (or only a portion of the accrued interest) is payable until the Payment Date on or following the Accrual Termination Date.

     "Controlling Class": Shall mean any Class or Classes of Bonds designated as such, as contemplated by Section 3.15(a)(vii).

     "Corporate Trust Office": The principal corporate trust office of the Indenture Trustee at which at any particular time its corporate trust business with respect to this Indenture shall be administered, which is located at___________________________________.

     "Credit Support Agreement": Shall mean any instrument or agreement issued by a bank, insurance company or other financial institution, including an instrument or agreement in the form of an irrevocable letter of credit, a committed line of credit, a repurchase commitment, a surety bond, a financial guaranty insurance policy, cash collateral account or an insurance contract which assures payment of all or any part of the principal of or interest on the Bonds, or one or more Classes of Bonds or the Mortgage Collateral, or a servicer's or master servicer's obligation, if any, to make advances on the Mortgage Collateral.

     "Custodian": A Person who is at any time appointed by the Indenture Trustee pursuant to Section 6.14 as a document custodian.

     "Cut-off Date":  _____________, 199_.

     "Definitive Bond": As defined in Section 2.12(a).

     "Deposit Trust Agreement": The Deposit Trust Agreement, dated as of ___________, 199_, between the Depositor and the Owner Trustee, pursuant to which the Issuer was created.

     "Depositor": As defined in the Recitals to this Indenture.

     "Depository": The Depository Trust Company and any successor thereto appointed by the Issuer as a Depository; provided that the Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act; and provided, further, that no entity shall be a successor Depository unless Bonds held through such entity or its nominees are treated for U.S. Federal income tax purposes as being in "registered form" within the meaning of Section 163(f) of the Code.

     "Depository Participant": A broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     "Designated Interest Accrual Date": Shall mean the date preceding a Redemption Date or Special Redemption Date through which accrued interest is paid upon redemption or special redemption.

     "DOL":  The Department of Labor or any successor in interest.

     "DOL Regulations": The regulations promulgated at 29 C.F.R. ss. 2510.3-101.

     "Dollar" or "$": A dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public or private debts.

     ["Duff & Phelps": Duff & Phelps Credit Rating Co. or its successor in interest.]

     "Eligible Account": Any of (i) an account maintained with a federal or state chartered depository institution or trust company, the long-term deposit or long-term unsecured debt obligations of which (or of such institution's parent holding company) are rated at least "[___]" (or the equivalent) by each Rating Agency (if the deposits are to be held in the account for more than 30 days), or the short-term deposit or short-term unsecured debt obligations of which (or of such institution's parent holding company) are rated at least "[___]" (or the equivalent) by each Rating Agency (if the deposits are to be held in the account for 30 days or less), in any event at any time funds are on deposit therein, or (ii) a segregated trust account maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity, which, in the case of a state chartered depository institution or trust company is subject to regulations regarding fiduciary funds on deposit therein substantially similar to 12 CFR ss. 9.10(b), and which, in either case, has a combined capital and surplus of at least $50,000,000 and is subject to supervision or examination by federal or state authority, or (iii) any other account that is acceptable to the Rating Agencies (as evidenced by written confirmation from each Rating Agency that the use of such account would not, in and of itself, result in an Adverse Rating Event with respect to any Class of Bonds).

     "Enhancement": Shall mean any Credit Support Agreement, Cash Flow Agreement or Reserve Fund.

     "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

     "Excess Cash Flow": Shall mean certain monies held hereunder that as of any Payment Date are in excess of that necessary to pay in accordance herewith any Administrative Expenses, Servicing Expenses and Additional Expenses then remaining unpaid and principal, premium (if any) and interest then due and owing on the Bonds.

     "Exchange Act": The Securities Exchange Act of 1934, as amended, and the rules, regulations and published interpretations of the Commission promulgated thereunder from time to time.

     "FAMC": The Federal Agricultural Mortgage Corporation or any successor thereto.

     "FDIC": The Federal Deposit Insurance Corporation or any successor thereto.

     "FHA": The Federal Housing Administration or any successor thereto.

     "FHLMC": The Federal Home Loan Mortgage Corporation or any successor thereto.

     ["Fitch": Fitch IBCA, Inc. and its successors in interest.]

     "FNMA": The Federal National Mortgage Association or any successor thereto.

     "GAAP": Generally accepted accounting principles as in effect in the United States.

     "GNMA": The Government National Mortgage Association or any successor thereto.

     "Grant": To mortgage, pledge, bargain, sell, warrant, alienate, demise, convey, assign, transfer, create and grant a security interest in and right of setoff against, deposit, set over and confirm. A Grant of Collateral shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other monies and proceeds payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise, and generally to do and receive anything which the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

     "Highest Lawful Rate": As defined in Section 14.19.

     "Holder": A Bondholder.

     "Indenture Trustee": __________, a __________, in its capacity as trustee under this Indenture, or its successor in interest, or any successor trustee appointed as provided in this Indenture.

     "Independent": When used with respect to any specified Person, any such Person who (i) is in fact independent of the Issuer, any other obligor on the Bonds, the Depositor and any and all Affiliates thereof, (ii) does not have any direct financial interest in or any material indirect financial interest in any of the Issuer, such other obligor, the Depositor or any Affiliate thereof, and
(iii) is not connected with the Issuer, such other obligor, the Depositor or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

     "Individual Bond":  A Bond with an original Principal Amount of $________.

     "Institutional Accredited Investor": An "accredited investor" as defined in any of paragraphs (1), (2), (3) and (7) of Rule 501(a) under the Securities Act or any entity in which all of the equity owners come within such paragraphs.

     "Interest Accrual Period": With respect to any Payment Date, [the calendar month preceding the month in which such Payment Date occurs].

     "Interest Only Bond": A Bond entitled to receive payments only of interest based upon the Notional Amount of the Bond and/or premium (if any) (but not payments of principal).

     "Interest Payment Adjustment": For purposes of determining the Yield Maintenance Amount in respect of any Class of Bonds for any Payment Date, an amount equal to one-twelfth of the product of the applicable Bond Interest Rate multiplied by the portion of the Principal Prepayment Amount for such Payment Date payable on such Class of Bonds. The portion of the Principal Prepayment Amount, if any, for any Payment Date that is paid on any Class of Bonds shall equal the product of (a) the entire Principal Prepayment Amount for such Payment Date, multiplied by (b) a fraction, the numerator of which is the portion, if any, of Principal Payment Amount for such Payment Date that is paid on such Class of Bonds, and the denominator of which is the entire Principal Payment Amount for such Payment Date.

     "Investment Company Act": The Investment Company Act of 1940, as amended, and the rules, regulations and published interpretations of the Commission promulgated thereunder from time to time.

     "IRS": The Internal Revenue Service or any successor thereto.

     "Issuer":  As defined in the first paragraph of this Indenture.

     "Issuer Default": Any occurrence which is, or with notice or the lapse of time or both would become, an Issuer Event of Default.

     "Issuer Event of Default":  As defined in Section 5.01.

     "Issuer Request" or "Issuer Order": A written request or order signed in the name of the Issuer by an Authorized Officer of the Owner Trustee and delivered to the Indenture Trustee.

     "Master Servicer":  As defined in Section 13.02.

     "Maturity": With respect to any Bond, the date, if any, as of which the principal of and interest on such Bond has become due and payable as herein provided, whether at Stated Maturity, if any, by declaration of acceleration or otherwise.

     "Maturity Assumptions":  ____________________________.

     ["Moody's": Moody's Investors Service, Inc. or its successor in interest.]

     "Mortgage Collateral":  As defined in the Granting Clause.

     "Mortgage Collateral Pool": Shall mean the segregated pool consisting of all Mortgage Collateral securing the Bonds.

     "Mortgage File": With respect to any Pledged Mortgage Loan, collectively, the following documents:

     (i) the original executed Mortgage Note, endorsed "Pay to the order of ______________, as trustee for the registered holders of ICCMAC Commercial Trust [_____], Collateralized Mortgage Bonds, Series 199_-_, without recourse";

     (ii) an original or copy of the Mortgage and of any intervening assignments thereof that precede the assignment referred to in clause (iv) of this definition, in each case (unless such document has not yet been returned from the applicable recording office) with evidence of recording indicated thereon;

     (iii)  an  original or copy of any  related  Assignment  of Leases (if such item is a document separate from the Mortgage) and of any intervening assignments thereof that precede the assignment referred to in clause (v) of this definition, in each case (unless such document has not yet been returned from the applicable recording office) with evidence of recording indicated thereon;

     (iv) an original executed assignment of the Mortgage, in favor of _______________, as trustee for the registered holders of ICCMAC Commercial Trust [______], Collateralized Mortgage Bonds, Series 199_-__, in recordable form;

     (v) an original assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage), in favor of ________________, as trustee for the registered holders of ICCMAC Commercial Trust [______], Collateralized Mortgage Bonds, Series 199_-__, in recordable form;

     (vi) originals or copies of any written modification agreements in those instances where the terms or provision of the Mortgage or Mortgage Note have been modified;

     (vii) the original or a copy of the policy or certificate of lender's title insurance issued on the date of the origination of such Pledged Mortgage Loan, or, if such policy has not been issued, an irrevocable, binding commitment to issue such title insurance policy; and

     (viii) filed copies of any prior UCC Financing Statements in favor of the originator of such Pledged Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing
            Date) and, if there is an effective UCC Financing Statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, an original UCC-2 or UCC-3, as appropriate, in favor of _______________, as trustee for the registered holders of ICCMAC Commercial Trust [______], Collateralized Mortgage Bonds, Series 199_-_;

provided that whenever the term "Mortgage File" is used to refer to documents actually received by the Indenture Trustee or by a Custodian on its behalf, such term shall not be deemed to include such documents required to be included therein unless they are actually so received, and with respect to any receipt or certification by the Indenture Trustee or the Custodian for documents described in clause (vi) of this definition, shall be deemed to include only such documents to the extent the Trustee or Custodian has actual knowledge of their existence.

     "Mortgage Loan": An obligation incurred in connection with a transaction in real property, including indebtedness evidenced by a note, bond or other written evidence of such indebtedness and secured by a mortgage, deed of trust, deed to secure debt or similar document or instrument creating a lien on the related Mortgaged Property, together with all related loan documents, and including Mortgage Loans which at the time of their Grant are subperforming or non-performing.

     "Mortgage Loan Purchase Agreement": That certain Mortgage Loan Purchase and Sale Agreement, dated as of ____________, 199_, between the Depositor and the Seller and relating to the transfer of the Pledged Mortgage Loans to the Depositor, a copy of which agreement is attached hereto as Exhibit F.

     "Mortgaged Property": The real multifamily or commercial property, together with improvements thereto, securing any Mortgage Loan.

     "Nominee": A person in whose name Collateral Granted to the Indenture Trustee may be recorded, registered or issued as the designated nominee of the Indenture Trustee in lieu of registration in the name of the Indenture Trustee, provided that the following conditions shall be satisfied in connection with such issuance or registration:

     (a) the instruments governing the creation and operation of the nominee provide that neither the nominee nor any owner of an interest in the nominee (other than the Indenture Trustee) shall have any interest, beneficial or otherwise, in any item of Collateral at any time held in the name of the nominee, except for the purpose of transferring and holding legal title thereto;

     (b) the nominee and the Trustee have entered into a binding agreement:

          (i) establishing that any Collateral held in the name of the nominee is held by the nominee as agent (other than commission agent or broker) or nominee for the account of the Indenture Trustee, and

          (ii) appointing the Indenture Trustee as the agent and attorney of the nominee with full power and authority irrevocably to sell, assign, endorse, transfer and deliver any item of Collateral standing in the name of the nominee, and to execute and deliver all such instruments as may be necessary and proper for such purpose; and

     (c) in connection with the recordation or registration of any item of Collateral in the name of the nominee all requirements under applicable law and governmental regulations necessary to effect a valid recordation, registration, issuance or transfer of such Collateral are complied with.

     "Non-Registered Bond": Any Bond that has not been registered under the Securities Act.

     "Notional Amount": A hypothetical or notional amount on which a Bond accrues interest from time to time.

     "Officer's Certificate": A certificate signed by any one Authorized Officer of the Person from whom said certificate is required or, in the case of an Officer's Certificate of the Issuer, a certificate signed by any Authorized Officer of the Owner Trustee, and, to the extent delivered to the Indenture Trustee, complying with the applicable requirements of Section 14.01. Unless otherwise specified, any reference in this Indenture to an Officer's Certificate shall be to an Officer's Certificate of the Issuer.

     "Opinion of Counsel": A written opinion of an attorney at law admitted to practice before the highest court of any State and who may, except as otherwise expressly provided in this Indenture, be counsel for the Issuer (including in-house counsel employed full-time by the Issuer or any Affiliate); provided that any Opinion of Counsel relating to federal income tax matters shall be an opinion of Independent outside counsel.

     "OTS": The Office of Thrift Supervision or any successor thereto.

     "Outstanding": Shall mean, as of any date of determination, all Bonds theretofore authenticated and delivered under this Indenture, except:

          (i) Bonds theretofore cancelled by the Bond Registrar or delivered to the Bond Registrar for cancellation;

          (ii) Bonds or portions thereof for whose payment or redemption money in the necessary amount has been theretofore deposited with the Indenture Trustee or any other Paying Agent (other than the Issuer) in trust for the Holders of such Bonds; provided, however, that if such Bonds are to be redeemed, notice of such redemption has been duly given hereunder or provision therefor, satisfactory to the Indenture Trustee or any other Paying Agent, has been made; and

          (iii) Bonds in exchange for or in lieu of which other Bonds have been authenticated and delivered pursuant to this Indenture, other than any such Bonds in respect of which there shall have been presented to the Bond Registrar proof satisfactory to it that such Bonds are held by a bona fide purchaser in whose hands such Bonds are valid obligations of the Issuer;

provided, however, that in determining whether the Holders of Bonds with the requisite aggregate Principal Amount or Notional Amount, or representing the requisite percentage of Voting Rights, have given any request, demand, authorization, vote, direction, notice, consent or waiver hereunder, except as otherwise expressly provided herein, Bonds owned by the Issuer, any other obligor on Bonds or the Depositor (each of the foregoing Persons, solely for purposes of this definition, an "Interested Person") or by any Affiliate of an Interested Person shall be disregarded and deemed not to be Outstanding (unless any such Person or Persons owns all the Bonds), except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Bonds which the Bond Registrar knows to be so owned shall be so disregarded, and also except that Bonds so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Bond Registrar in its sole discretion the pledgee's right to act with respect to such Bonds and that the pledgee is not an Interested Person or any Affiliate of an Interested Person.

     "Overcollateralization Amount": As of any date of determination, the amount, if any, by which the aggregate Stated Principal Balance of the Mortgage Pool exceeds the then aggregate Principal Amount of all the Bonds.

     "Owner Trust Certificates": The owner trust certificates issued under a Deposit Trust Agreement and evidencing the entire beneficial ownership interest in a Trust.

     "Owner Trustee":  As defined in the first paragraph of this Indenture.

     "Owner Trustee Fee":  An annual fee of $__________.

     "Ownership Interest": As to any Bond, any ownership or security interest in such Bond as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

     "Paying Agent": Shall mean the Indenture Trustee or any other Person that meets the eligibility standards for a Paying Agent specified in Section 3.03 and is authorized and appointed pursuant to Section 3.03 by the Issuer to pay the principal of, premium (if any) on or interest on any Bonds on behalf of the Issuer. The principal office of the Paying Agent is
__________________________________________.

     "Payment Date" Shall mean the ___ day of each calendar month (or if such day is not a Business Day, the immediately succeeding Business Day), commencing in _______, 199_.

     "Permitted Investments": Any one or more of the following obligations or securities:

     (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, have a predetermined, fixed amount of principal due at maturity (that cannot vary or change), do not have an "r" highlight attached to any rating, and each obligation has a fixed interest rate or has its interest rate tied to a single interest rate index plus a single fixed spread;

     (ii) certain obligations of agencies or instrumentalities of the United States that are not backed by the full faith and credit of the United States, provided such obligations have a predetermined, fixed amount of principal due at maturity (that cannot vary or change), do not have an "r" highlight attached to any rating, and each obligation has a fixed interest rate or has its interest rate tied to a single interest rate index plus a single fixed spread;

     (iii) federal funds, uncertificated certificates of deposit, time deposits, bankers' acceptances and repurchase agreements having maturities of not more than 365 days, of any bank or trust company organized under the laws of the United States or any state thereof, provided that such items are rated in the highest short-term debt rating category of each of the Rating Agencies or, in the case of each Rating Agency, such lower rating as will not result in a qualification, downgrading or withdrawal of the rating then assigned to any Class of Bonds by such Rating Agency (as evidenced in writing by such Rating Agency), do not have an "r" highlight affixed to its rating and its terms have a predetermined fixed amount of principal due at maturity (that cannot vary or change), and each obligation has a fixed interest rate or has its interest rate tied to a single interest rate index plus a single fixed spread;

     (iv)   commercial  paper (having  original  maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof (or of any corporation not so incorporated, provided that the commercial paper is United States Dollar denominated and amounts payable thereunder are not subject to any withholding imposed by any non-United States jurisdiction) which is rated in the highest short-term debt rating category of each of the Rating Agencies or, in the case of each Rating Agency, such lower rating as will not result in a qualification, downgrading or withdrawal of the rating then assigned to any Class of Bonds by such Rating Agency (as evidenced in writing by such Rating Agency), do not have an "r" highlight affixed to its rating and its terms have a predetermined fixed amount of principal due at maturity (that cannot vary or change), and each obligation has a fixed interest rate or has its interest rate tied to a single interest rate index plus a single fixed spread;

     (v) units of money market funds which maintain a constant net asset value and which are rated in the highest applicable rating category of each of the Rating Agencies or, in the case of each Rating Agency, such lower rating as will not result in a qualification, downgrading or withdrawal of the rating then assigned to any Class of Bonds by such Rating Agency (as evidenced in writing by such Rating Agency); or

     (vi) any other obligation or security acceptable to each Rating Agency, which will not result in a qualification, downgrading or withdrawal of the rating then assigned to any Class of Bonds by such Rating Agency (as evidenced in writing by such Rating Agency);

provided that (1) no investment described hereunder shall evidence either the right to receive (x) only interest with respect to such investment or (y) a yield to maturity greater than 120% of the yield to maturity at par of the underlying obligations; and (2) that no investment described hereunder may be purchased at a price greater than par if such investment may be prepaid or called at a price less than its purchase price prior to stated maturity (that cannot vary or change).

     "Person": Any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, estate, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Plan": Any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including insurance company general accounts, that is subject to ERISA or the Code.

     "Pledged Fund or Account": Any fund or account, including the Bond Account or any Reserve Fund established with respect to, and Granted as security for, the Bonds.

     "Pledged Mortgage Loan": Any one of the Mortgage Loans transferred to the Indenture Trustee by the Issuer pursuant to the Granting Clause, as from time to time are held as a part of the Trust Estate and as are more fully described on
Schedule I attached hereto.

     "Predecessor Bond": With respect to any Bond and Class, every previous Bond and Class evidencing all or a portion of the same debt as that evidenced by such Bond; for the purpose of this definition, any Bond authenticated and delivered under Section 2.06 in lieu of a mutilated, lost, destroyed or stolen Bond of the same Class shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Bond.

     "Principal Amount": The unpaid principal amount of a Bond Outstanding from time to time (including, in the case of a Compound Interest Bond, any interest added to such principal amount prior to the related Accrual Termination Date), calculated as provided herein.

     "Principal Only Bond": Any Bond that does not bear a stated Bond Interest Rate and entitles the Holder thereof to payments of principal (but not payments of interest).

     "Principal Payment Amount": With respect to any Payment Date, the aggregate of the following:

          [(a) the aggregate of the principal portions of all Scheduled Payments (other than Balloon Payments) and any Assumed Scheduled Payments due or deemed due, as the case may be, in respect of the Pledged Mortgage Loans for their respective Due Dates occurring during the related Collection Period;

          (b) the aggregate of all Principal Prepayments received on the Pledged Mortgage Loans during the related Collection Period;

          (c) with respect to any Pledged Mortgage Loan as to which the related Stated Maturity Date occurred during or prior to the related Collection Period, any payment of principal (exclusive of any amounts described in clause (b) above or clause (d) below) made by or on behalf of the related Mortgagor during the related Collection Period, net of any portion of such payment that represents a recovery of the principal portion of any Scheduled Payment (other than a Balloon Payment) due, or the principal portion of any Assumed Scheduled Payment deemed due, in respect of such Pledged Mortgage Loan on a Due Date during or prior to the related Collection Period and not previously recovered;

          (d) the aggregate of all Liquidation Proceeds and Insurance Proceeds that were received on the Pledged Mortgage Loans during the related Collection Period and that were identified and applied by the Master Servicer as recoveries of principal of such Pledged Mortgage Loans, in each case net of any portion of such amounts that represents a recovery of the principal portion of any Scheduled Payment (other than a Balloon Payment) due, or of the principal portion of any Assumed Scheduled Payment deemed due, in respect of the related Pledged Mortgage Loan on a Due Date during or prior to the related Collection Period and not previously recovered;

          (e) with respect to any REO Properties acquired in respect of Pledged Mortgage Loans, the aggregate of the principal portions of all Assumed Scheduled Payments deemed due in respect of the related REO Loans for their respective Due Dates occurring during the related Collection Period;

          (f) with respect to any REO Properties acquired in respect of Pledged Mortgage Loans, the aggregate of all Liquidation Proceeds, Insurance Proceeds and REO Revenues that were received during the related Collection Period in respect of such REO Properties and that were identified and applied by the Master Servicer as recoveries of principal of the related REO Loans, in each case net of any portion of such amounts that represents a recovery of the principal portion of any Scheduled Payment (other than a Balloon Payment) due, or of the principal portion of any Assumed Scheduled Payment deemed due, in respect of the related REO Loan or the predecessor Pledged Mortgage Loan on a Due Date during or prior to the related Collection Period and not previously recovered; and

          (g) if such Payment Date is subsequent to the initial Payment Date, the excess, if any, of (i) the Principal Payment Amount for the immediately preceding Payment Date, over (ii) the aggregate payments of principal made in respect of the Bonds on such immediately preceding Payment Date.]

     "Principal Prepayment Amount": With respect to any Payment Date, that portion of the Principal Payment Amount for such Payment Date that represents voluntary Principal Prepayments and other early collections of principal on or in respect of the Pledged Mortgage Loans received in advance of their Stated Maturity Dates.

     "Proceeding": Any suit in equity, action at law or other judicial or administrative proceeding.

     "PTCE": A Prohibited Transaction Class Exemption.

     "QIB": A "qualified institutional buyer" as defined in Rule 144A under the Securities Act.

     "QRS": A qualified REIT subsidiary within the meaning of Section 856(i) of the Code.

     "Rated Bond": Any Bond of a Class to which a rating has been assigned by a Rating Agency at the request of the Depositor or Issuer.

     "Rating Agency":  Each of _________________________ and _______.

     "Redemption Date": The Payment Date specified by the Issuer for the redemption of Bonds of any Class pursuant to Section 11.01.

     "Redemption Price": With respect to any Bond or Class to be redeemed, in whole or in part, pursuant to Section 11.01, the price to be paid in connection with such redemption.

     "Registered Bond": Any Bond registered under the Securities Act.

     "Registered Holder": The Person whose name appears on the Bond Register on the applicable Regular Record Date or Special Redemption Record Date, as the case may be.

     "Regular Record Date": With respect to any Payment Date, the last Business Day of the month immediately preceding the month in which such Payment Date occurs.

     "REIT": A real estate investment trust within the meaning of Section 856(a) of the Code.

     "Release Price": With respect to any Mortgage Loan, a cash price equal to the aggregate of: (a) the outstanding principal balance of such Mortgage Loan as of the date of removal from the Trust Estate, (b) all accrued and unpaid interest on such Mortgage Loan at the related Mortgage Interest Rate to but not including the date of removal, and (c) all related and unreimbursed Servicing Advances.

     "REO Property": A Mortgaged Property acquired as part of the Trust Estate securing the Bonds through foreclosure, deed-in-lieu of foreclosure or otherwise in connection with a defaulted Mortgage Loan.

     "Reserve Fund": Shall mean any fund or funds established, funded and maintained hereunder for the same intended purposes as a Cash Flow Agreement or a Credit Support Agreement.

     "Resolution": A copy of a resolution certified by an Authorized Officer of the Owner Trustee to have been duly adopted by the Owner Trustee and to be in full force and effect on the date of such certification.

     "Responsible Officer": With respect to the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee, including any Vice President, Assistant Vice President, Treasurer, Assistant Treasurer, Secretary, Assistant Secretary or an other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     "Rule 144A": Rule 144A under the Securities Act.

     "Schedule  of  Mortgage  Collateral":   The  description  of  the  Mortgage
Collateral  being  Granted  to the  Trustee on the  Closing  Date,  attached  as
Schedule I hereto.

     "Securities  Act": The  Securities Act of 1933, as amended,  and the rules,
regulations  and  published   interpretations  of  the  Commission   promulgated
thereunder from time to time.

     "Seller":  ___________________ or its successor in interest.

     "Senior Bondholder": A Holder of a Senior Bond.

     "Senior Bonds": Shall mean any Bond other than a Subordinate Bond.

     "Servicing Agreement":  As defined in Section 13.02.

     "Servicing Event of Default": Any "Event of Default" or "Servicing Event of Default" on the part of the Master Servicer or the Special Servicer hereunder or under the Servicing Agreement.

     "Servicing Expense": Any fees, expenses or advances payable or reimbursable to the Master Servicer or the Special Servicer hereunder or under the Servicing Agreement or otherwise in connection with the servicing and administration of the Mortgage Collateral thereunder.

     "Special Redemption Date": The date in each month (other than any month in which a Payment Date occurs) on which Bonds may be redeemed pursuant to Section
11.04 hereof as part of a special redemption, which date shall be the same day of the month as the day on which the Payment Date occurs.

     "Special Redemption Price": With respect to any Bond or Class to be redeemed, in whole or in part, pursuant to Section 11.04 as part of a special redemption, the price to be paid in connection with such special redemption.

     "Special Redemption Record Date": Shall mean the record date for a special redemption, as specified in Section 11.04.

     "Special Servicer":  As defined in Section 13.02.

     ["Standard & Poor's": Standard & Poor's Rating Services, a Division of the McGraw-Hill Companies, Inc. or its successor in interest.]

     "State": Any one of the 50 states of the United States of America, or the District of Columbia.

     "Stated Maturity": With respect to each Class of Bonds, the Payment Date on which the final payment of principal and interest on the Bonds of such Class becomes finally due and payable, as set forth below:

          Class A-1          _________________, 199_
          Class A-2          _________________, 199_
          Class B            _________________, 199_
          Class C            _________________, 199_
          Class D            _________________, 199_
          Class E            _________________, 199_
          Class F            _________________, 199_

     "Subordinate Bondholders": A Holder of a Subordinate Bond.

     "Subordinate Bonds": Any Bonds that entitle the Holders thereof to a right to receive timely payment of principal or interest that is subordinated in whole or in part to the prior right of Holders of other Bonds of a different Class.

     "Substitute Mortgage Collateral": Any Mortgage Collateral that is Granted to the Indenture Trustee as security for the Bonds, as contemplated by Section 2.11, in lieu of any Mortgage Collateral previously so Granted to the Indenture Trustee for such Bonds (or in lieu of cash deposited in any Pledged Fund or Account on the Closing Date).

     "Successor Person": As defined in Section 3.13(a).

     "TMP": A taxable mortgage pool within the meaning of the Code.

     "Transfer": Any direct or indirect transfer, sale, pledge, hypothecation, or other form of assignment of any Ownership Interest in a Bond.

     "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Bond.

     "Transferor": Any Person who is disposing by Transfer any Ownership Interest in a Bond.

     "Treasury Regulations": Temporary, final or proposed regulations (to the extent that by reason of their proposed effective date such proposed regulations would apply to the Issuer or a Trust Estate) of the United States Department of the Treasury.

     "Trust": As defined in the Recitals to this Indenture.

     "Trust Estate":  As defined in the Granting Clause.

     "Trust Indenture Act" or "TIA": The Trust Indenture Act of 1939, as amended, and the rules, regulations and published interpretations of the Commission promulgated thereunder from time to time.

     "Trustee Report":  As defined in Section 15(a) hereof.

     "UCC Financing Statement": A financing statement executed and in form sufficient for filing pursuant to the Uniform Commercial Code, as in effect in the relevant jurisdiction.

     "Uniform Commercial Code" or "UCC": The Uniform Commercial Code as in effect in any applicable jurisdiction, as amended from time to time.

     "Voting Rights": The portion of the voting rights of all of the Bonds which is allocated to any Bond. At all times during the term of this Agreement, ____% of all the Voting Rights shall be allocated among the Class A1, Class A2, Class B, Class C, Class D, Class E and Class F Bonds in proportion to the respective Class Balances. Voting Rights allocated to a Class of Bondholders shall be allocated among such Bondholders in proportion to the Percentage Interests evidenced by their respective Bonds. Allocation of Realized Losses and Collateral Value Adjustments to a Class of Bonds and any other event which changes such Class Balance will result in a corresponding change to such Class' Voting Rights.

     "Yield Maintenance Amount": With respect to any Class of Bonds, for any Payment Date on which any portion of the Principal Prepayment Amount, if any, is paid thereon on such Payment Date, an amount equal to the present value of a series of equal monthly payments deemed payable on each future Payment Date up to and including the Assumed Final Payment Date for such Class of Bonds, each such monthly payment to be equal to the related Interest Payment Adjustment and to be discounted from the applicable future Payment Date to the then current Payment Date at a per annum rate equal to the sum of (i) the yield per annum on United States treasury securities having a maturity closest to the Assumed Final Payment Date for such Class of Bonds, plus (ii) ___ basis points; and with respect to any Class of Bonds, for any Payment Date on which no portion of a Principal Prepayment Amount is paid thereon on such Payment Date, the Yield Maintenance Amount shall be zero.

     (b)  Whenever  used  in  this  Indenture,   including  in  the  Preliminary
Statement, terms used herein and not defined herein shall have the meanings specified in the Servicing Agreement:

     SECTION 1.02. Incorporation by Reference of Trust Indenture Act.

     Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

     "indenture securities" means the Bonds;

     "indenture security holder" means a Bondholder;

     "indenture to be qualified" means this Indenture;

     "indenture trustee" or "institutional trustee" means the Indenture Trustee; and

     "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

     All other TIA terms used, but not expressly defined, in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the respective meanings assigned to them by such definitions.

     SECTION 1.03. Rules of Construction.

     (a) The definition of any term in this Indenture shall be equally applicable to the singular and plural forms of such term and to the masculine, feminine and neuter genders of such term. The words "herein", "hereof", "hereunder" and other words of similar import refer to this Indenture as a whole, and not to any particular Article, Section or other subdivision.

     (b) References herein to "Articles", "Sections", "Subsections", "Paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Indenture (if the reference is contained in this Indenture).

     (c) A reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions.

     (d) The word "or", as used herein, is not exclusive.

     (e) Accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP.

     (f) The words "include" and "including" shall mean without limitation by reason of enumeration and shall be construed to be followed by the words "without limitation".

     (g) The pronouns used herein are used in the masculine and neuter genders but shall be construed as feminine, masculine or neuter, as the context requires.

                                   ARTICLE II

                                    THE BONDS

     SECTION 2.01.  Form.

     The Bonds shall be designated as the "ICCMAC Commercial Trust [______], Collateralized Mortgage Bonds, Series 199_-_". Each Class of Bonds shall be in substantially the form set forth in Exhibit A hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange on which the Bonds may be listed, or as may be required by any applicable regulation (whether proposed, temporary or final) promulgated pursuant to the Code, including any legend required in respect of original issue discount on any Bond or Class, as applicable, or as may, consistently herewith, be determined to otherwise be necessary, appropriate or convenient by the Issuer, as evidenced by its execution of the Bonds. Any portion of the text of any Bond may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Bond.

     The Definitive Bonds shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders) or may be produced in any other manner permitted by the rules of any securities exchange on which the Bonds may be listed, all as determined by the Issuer, as evidenced by its execution of such Bonds.

     The terms of the Bonds are set forth in Exhibit A hereto. The terms of each Class of Bonds are part of the terms of this Indenture.

     SECTION 2.02. Initial Aggregate Principal Amount; Classes; Terms.

     (a) Each Class of Bonds shall bear interest, such interest to commence accruing on the Accrual Date. In the case of each Class of Bonds, such interest shall accrue during each Interest Accrual Period, in accordance with Section 2.07(b) hereof, at the applicable Bond Interest Rate on the aggregate Principal Amount of such Class of Bonds outstanding immediately prior to the related Payment Date. The interest accrued in respect of each Class of Bonds during any Interest Accrual Period will be due and payable thereon on the related Payment Date and, to the extent not paid in full on such Payment Date, on each succeeding Payment Date until paid in full. No interest will accrue on overdue interest in respect of any Bond.

     (b) The respective Classes of Bonds will be issued on the Closing Date in the aggregate Principal Amounts set forth in Section 2.03 hereof. The aggregate Principal Amount of any Class of Bonds, and the Principal Amount of any particular Bond of such Class, will be reduced only by actual payments of principal made thereon on any Payment Date.

     (c) Each Bond of a particular Class shall rank pari passu with each other Bond of such Class and be equally and ratably secured by the Trust Estate.

     (d) This Indenture shall evidence a continuing lien on and security interest in the Trust Estate to secure the full payment of the principal, interest and other amounts due and payable on all the Bonds from time to time, which payments, in the case of any Class of Bonds, shall in all respects be equally and ratably secured hereby without preference, priority or distinction on account of the actual time or times of the authentication and delivery of the Bonds of such Class.

     (e) The Bonds shall be authenticated and delivered to or at the direction of the Issuer by the Indenture Trustee only upon satisfaction of the conditions set forth in Section 2.10(a) hereof, and the following additional conditions:

     [Specify additional conditions, if any.]

     SECTION 2.03. Denominations.

     The Class A-1, Class A-2, Class B, Class C and Class D Bonds shall be issuable only in denominations corresponding to initial Principal Amounts as of the Closing Date of $_________ and any whole dollar denomination in excess thereof. The Class E and Class F Bonds shall be issuable only in denominations corresponding to initial Principal Amounts as of the Closing Date of $__________ and any whole dollar denomination in excess thereof.

     [Notwithstanding the preceding paragraph, if Definitive Bonds are issued with respect to any Class of Book-Entry Bonds, such Definitive Bonds shall be issuable only in denominations corresponding to initial Principal Amounts as of the Closing Date of $__________ and any whole dollar denomination in excess thereof.]

     SECTION 2.04. Execution, Authentication, Delivery and Dating.

     (a) Subject to the satisfaction of the conditions set forth in Section 2.02 and 2.10 hereof, the Indenture Trustee shall upon Issuer Order authenticate and deliver the [seven] Classes of Bonds for original issue in the following principal amounts: Class A-1, $________________; Class A-2, $__________________;
Class  B,  $____________________;   Class  C,  $____________________;  Class  D,
$____________________;     Class    E,    $____________________;     Class    F,
$____________________. The aggregate principal amounts of such Classes of Bonds outstanding at any time may not exceed such respective amounts. The Bonds that are authenticated and delivered by the Indenture Trustee to or upon the order of the Issuer on the Closing Date shall be dated _____________, 199_. All other Bonds that are authenticated after the Closing Date for any other purpose under the Indenture shall be dated the date of their authentication.

     (b) The Bonds shall be executed by manual or facsimile signature on behalf of the Issuer by any Authorized Officer of the Owner Trustee. Bonds bearing the manual or facsimile signatures of individuals who were at any time the Authorized Officers of the Owner Trustee shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Bonds or did not hold such offices at the date of such Bonds. No Bond shall be entitled to any benefit under this Indenture, or be valid for any purpose, however, unless there appears on such Bond a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by manual signature, and such certificate of authentication upon any Bond shall be conclusive evidence, and the only evidence, that such Bond has been duly authenticated and delivered hereunder.

     (c) The Indenture Trustee may, at its option, appoint one or more agents (each an "Authenticating Agent") with power to act on its behalf and subject to its direction in the authentication of Bonds in connection with transfers and exchanges under Sections 2.05 and 2.06, as fully to all intents and purposes as though each such Authenticating Agent had been expressly authorized by those Sections to authenticate the Bonds. For all purposes of this Indenture, the authentication of Bonds by an Authenticating Agent shall be deemed to be the authentication of Bonds "by the Indenture Trustee".

     Any corporation, bank, trust company or association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation, bank, trust company or association resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation, bank, trust company or association succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, without the execution or filing of any further act on the part of the parties hereto or such Authenticating Agent or such successor corporation, bank, trust company or association.

     Any Authenticating Agent may at any time resign by giving written notice of resignation to the Indenture Trustee and the Issuer. The Indenture Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Issuer. Upon receiving such notice of resignation or upon such a termination, the Indenture Trustee may, or at the direction of the Issuer shall, promptly appoint a successor Authenticating Agent, give written notice of such appointment to the Issuer and give notice of such appointment to the Bondholders.

     Each Authenticating Agent shall, with respect to acts taken or not taken within the scope of its permitted appointment, be entitled to all limitations on liability, rights of reimbursement and indemnities that the Indenture Trustee is entitled to hereunder as if it were the Indenture Trustee.

     The Indenture Trustee shall be responsible for any compensation and expenses of an Authenticating Agent appointed hereby and shall not be relieved of responsibility for the timely performance of any of its duties and obligations under this Indenture by reason of the appointment of an Authenticating Agent.

     SECTION 2.05. Registration of Transfer and Exchange of Bonds.

     (a) The Issuer shall cause to be kept a register (the "Bond Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Bonds and of transfers and exchanges of Bonds as herein provided. The Indenture Trustee shall serve as "Bond Registrar" for the purpose of registering Bonds and transfers and exchanges of Bonds as herein provided. Upon any resignation or removal of the Indenture Trustee as provided herein, the successor trustee shall immediately succeed to its predecessor's duties as Bond Registrar.

     (b) Subject to any  applicable  restrictions  on transfer  provided  for in
Section 2.13 herein, upon surrender for registration of transfer of any Bond at the office designated by the Issuer pursuant to Section 3.02, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Bonds of the same Class in authorized denominations representing a like aggregate Principal Amount or Notional Amount, as applicable.

     (c) At the option of any Holder, its Bonds may be exchanged for other Bonds of the same Class in different authorized denominations representing a like aggregate Principal Amount or Notional Amount, as applicable, upon surrender of the Bonds to be exchanged at the office designated by the Issuer pursuant to
Section 3.02. Whenever any Bonds are so surrendered for exchange, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver the Bonds which the Bondholder making the exchange is entitled to receive.

     (d) All Bonds issued upon any registration of transfer or exchange of Bonds shall be the valid obligations of the Issuer, evidencing the same debt and entitled to the same benefits under this Indenture, as the Bonds surrendered upon such registration of transfer or exchange.

     (e) Every Bond presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer duly executed, by the Holder thereof or its attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or by a member firm of a national securities exchange.

     (f) No service charge shall be imposed for any registration of transfer or exchange of Bonds pursuant to this Section 2.05, but the Issuer, the Indenture Trustee or any other Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such transfer or exchange of Bonds.

     SECTION 2.06. Mutilated, Destroyed, Lost or Stolen Bonds.

     If (i) any mutilated Bond is surrendered to the Issuer or the Indenture Trustee, or the Issuer and the Indenture Trustee receive evidence to their satisfaction of the destruction (including mutilation tantamount to destruction), loss or theft of any Bond and the ownership thereof, and (ii) there is delivered to the Issuer and the Indenture Trustee such security or indemnity as may be reasonably required by them to hold each of them and any agent of any of them harmless, then, in the absence of notice to the Issuer or the Indenture Trustee that such Bond has been acquired by a bona fide purchaser, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver, in lieu of any such mutilated, destroyed, lost or stolen Bond, a new Bond of like Class, tenor and denomination registered in the same manner, dated the date of its authentication and bearing a number not contemporaneously outstanding. If, after the delivery of such new Bond, a bona fide purchaser of the Predecessor Bond presents for payment or transfer such Predecessor Bond, the Issuer and the Indenture Trustee shall be entitled to recover such new Bond from the Person to whom it was delivered or any Person taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Issuer or the Indenture Trustee in connection therewith. If any such mutilated, destroyed, lost or stolen Bond shall have become, or within seven days shall be, due and payable, or shall have been selected or called for redemption, instead of issuing a new Bond, the Issuer may pay such Bond when so due or payable or upon the Redemption Date or Special Redemption Date without surrender thereof, except that any mutilated Bond shall be surrendered.

     Upon the issuance of any new Bond under this Section 2.06, the Issuer, the Indenture Trustee or any other Bond Registrar may require payment of an amount sufficient to pay or discharge any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the reasonable fees and expenses of the Authenticating Agent and the Bond Registrar) in connection therewith.

     Every new Bond issued pursuant to this Section 2.06 in lieu of any mutilated, destroyed, lost or stolen Bond shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Bond shall be at any time enforceable by any Person, and such new Bond shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Bonds of the same Class duly issued hereunder.

     The provisions of this Section 2.06 are exclusive and shall preclude (to the extent permitted by applicable law) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Bonds.

     SECTION 2.07. Payment of Principal and Interest.

     (a) Except as otherwise provided in Section 2.07(e) below, any installment of interest or principal or any other amount payable on any Bonds on any Payment Date, Redemption Date or Special Redemption Date (whether such installment of interest or principal or such other amount is being punctually paid or duly provided for by the Issuer on such date or is overdue as of such date) shall be paid to the Person in whose name such Bond (or one or more Predecessor Bonds) is registered on the Regular Record Date for such Payment Date or Redemption Date or on the Special Redemption Record Date for such Special Redemption Date, as the case may be. In the case of Bonds other than Book-Entry Bonds, such payment shall be made by check mailed to such Person's address as it appears in the Bond Register on such Regular Record Date or Special Redemption Record Date, or upon written request to the Paying Agent five (5) Business Days prior to the related Regular Record Date or Special Redemption Record Date by any Holder owning Bonds with an aggregate Principal Amount of at least $5,000,000 or an aggregate Notional Amount of at least $10,000,000, by wire transfer in immediately available funds to the account of such Holder specified in the request. Any permitted request for receipt of wire transfers shall remain effective until modified or rescinded by the Holder that requested such wire transfers. In the case of Book-Entry Bonds, such payment shall be made by wire transfer to the Depository in immediately available funds.

     (b) All computations of interest due with respect to any Bond shall be made as provided in this Section 2.07(b) and on the basis of a 360-day year consisting of 12 30-day months. Each Class that bears interest shall accrue such interest at the applicable Bond Interest Rate specified herein on the applicable aggregate Principal Amount or Notional Amount outstanding from time to time. Interest due and payable on a Payment Date, other than on Compound Interest Bonds, will be equal to the amount of unpaid interest that will have accrued hereunder through the end of the Interest Accrual Period for such Payment Date. The Interest Accrual Periods for any Class may, in each case, end prior to the applicable Payment Date. For each Class of Compound Interest Bonds, interest accrued during each Interest Accrual Period ending on or prior to the applicable Accrual Termination Date will be added to the principal of such Class of Compound Interest Bonds on the related Payment Date, or on such more or less frequent basis. Interest on a Class of Compound Interest Bonds will be due and payable on each Payment Date commencing on the Payment Date coinciding with or next following the Accrual Termination Date for the Class. In the case of the first Payment Date, interest on a Class will accrue from the related Accrual Date. Any overdue payment of interest on any Bond shall bear interest (to the extent that payment thereof shall be legally enforceable) at the applicable Bond Interest Rate from and to _______________________________.

     (c) The principal of each Bond shall be payable in installments commencing on _____________, 199_ and ending no later than the Stated Maturity thereof, if any, unless such Bond becomes due and payable at an earlier date by declaration of acceleration, call for redemption or special redemption or otherwise. On each Payment Date, payments of principal of the Bonds shall be allocated among the respective Classes of Bonds and shall be allocated among the Bonds of each such Class entitled to some or all of such payments of principal on a pro rata or random lot basis as specified herein. All reductions in the principal amount of a Bond (or one or more Predecessor Bonds) effected by payments of installments of principal made on any Payment Date, Redemption Date or Special Redemption Date shall be binding upon all future Holders of the Bond and of any Bond issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such principal payment is noted on such Bond.

     (d) The Redemption Price or Special Redemption Price for any Bond, the final installment of principal of any Bond or, in the case of an Interest Only Bond or a Bond that continues to accrue interest after its Principal Amount has been reduced to zero, the final installment of interest thereon payable on any Redemption Date, Special Redemption Date or Payment Date, respectively, shall be paid only upon presentation and surrender of such Bond on or after the related Special Redemption Date, Redemption Date or Payment Date, as the case may be, at the office designated by the Issuer pursuant to Section 3.02 or at the office of any Paying Agent, in either case within the continental United States.

     Whenever, on the basis of payments, collections and/or distributions on the Mortgage Collateral securing the Bonds received during any applicable period, the entire remaining unpaid principal amount of or, in the case of an Interest Only Bond or a Bond that continues to accrue interest after its Principal Amount has been reduced to zero, the final installment of interest on any Bond will become due and payable on the next Payment Date, Redemption Date or Special Redemption Date, the Paying Agent shall notify the Person in whose name such Bond is registered as of the close of business on the Regular Record Date prior to such Payment Date or Redemption Date or on the Special Redemption Record Date prior to such Special Redemption Date that such final installment is expected to be paid on such Payment Date, Redemption Date or Special Redemption Date, as the case may be, and that any and all interest in respect of such Bond will cease to accrue as of the end of the corresponding Interest Accrual Period for such Payment Date or Redemption Date or as of the Designated Interest Accrual Date for such Special Redemption Date, as the case may be. Such notice shall be mailed no later than the third day prior to such Payment Date, Redemption Date or Special Redemption Date and shall contain the information set forth in, and be mailed in accordance with, Section 11.02.

     (e) Notwithstanding any of the foregoing provisions with respect to payments of principal of, premium, if any, on and interest on the Bonds, if the Bonds have become or been declared due and payable following an Issuer Event of Default pursuant to Section 5.02 and such acceleration of maturity and its consequences have not been rescinded and annulled, and distributions on the Trust Estate are not being applied pursuant to Section 5.05, then payments of principal of, premium, if any, on and interest on such Bonds shall be made in accordance with Section 5.06.

     (f) The Bonds are nonrecourse obligations solely of the Issuer and will not be insured or guaranteed by any governmental instrumentality, Imperial Credit Commercial Mortgage Acceptance Corp. or any Affiliate thereof or any other person or entity and will be payable only from the Grant of Collateral. Each Bondholder and the holders of any Bonds now or in the future issued by the Issuer will be deemed to have agreed that they have no rights or claims against the Issuer directly and may only look to the Trust Estate related to the issuance of such Bonds to satisfy the Issuer's obligations hereunder. Notwithstanding the provisions of this Section 2.07(g), but subject to the third paragraph of Section 8.01, the Issuer may at any time advance funds to the Indenture Trustee for the purpose of allowing the Paying Agent to make required payments on the Bonds. If the Issuer makes such an advance, it shall be entitled to withdraw from the related Bond Account on any Payment Date the amount so advanced.

     (g) As a condition to the payment of principal, premium (if any) and interest on any Bond that may be beneficially owned by a non-U.S. person, without the imposition of United States withholding tax, the Issuer shall require certification or satisfaction of such other procedures as are acceptable to it and the Bond Registrar to enable the Issuer, the Indenture Trustee, the Bond Registrar and any Paying Agent to determine their duties and liabilities with respect to any taxes or other charges that they may be required to deduct or withhold from payments in respect of such Bond under any present or future law or regulation of the United States or any present or future law or regulation of any political subdivision thereof or taxing authority therein or to comply with any reporting or other requirements under any such law or regulation.

     SECTION 2.08. Persons Deemed Owners.

     Prior to due presentation for registration of transfer of any Bond, the Issuer, the Indenture Trustee and any Agent thereof shall treat the Person in whose name any Bond is registered (a) on any Regular Record Date or Special Redemption Record Date, for the purpose of receiving payments of principal of, premium, if any, on and interest on such Bond (subject to Section 2.07) and (b) on any other date for any other purpose, as the owner (whether or not such Bond be overdue as to any payment thereon), and none of the Issuer, the Indenture Trustee or any Agent thereof shall be affected by notice to the contrary.

     SECTION 2.09. Cancellation.

     All Bonds surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any person other than the Bond Registrar, be delivered to and promptly cancelled by the Bond Registrar. The Issuer may at any time deliver to the Bond Registrar for cancellation any Bonds previously authenticated and delivered hereunder that the Issuer may have acquired in any manner whatsoever, and all Bonds so delivered shall be promptly cancelled by the Bond Registrar. No Bonds shall be authenticated in lieu of or in exchange for any Bonds cancelled as provided in this Section 2.09, except as expressly permitted by this Indenture. All cancelled Bonds shall be held by the Bond Registrar in accordance with its standard retention policy unless the Issuer shall direct by an Issuer Order that they be returned to it.

     SECTION 2.10. Authentication and Delivery of Bonds.

     (a) Bonds shall be executed by the Issuer and delivered to the Indenture Trustee for authentication, and thereupon the same shall be authenticated and delivered to or at the direction of the Issuer by the Indenture Trustee on the Closing Date, but only upon satisfaction of the following conditions:

          (i) Issuer Order. The Issuer shall have delivered to the Indenture Trustee an Issuer Order authorizing the execution, authentication and delivery of the Bonds, the Indenture and any agreements to be executed by the Indenture Trustee with respect to such Bonds and specifying the Classes and their respective Stated Maturities, if any, initial aggregate Principal Amounts and/or Notional Amounts, initial Bond Interest Rates, if any, and ratings, if any, assigned by the designated Rating Agency or Rating Agencies.

          (ii)  Indenture  and  Servicing  Agreement.   The  Indenture  and  the
     Servicing Agreement shall have been executed by all parties thereto.

          (iii) Rating Agency Confirmation. The Issuer shall have delivered to the Indenture Trustee written confirmation (which need not be addressed to the Indenture Trustee) from each designated Rating Agency that it has assigned to the Class or Classes rated by it the ratings specified in the Issuer Order referred to in clause (i) above.

          (iv) [Additional Terms and Conditions.]

     (b) In connection with the authentication and delivery of the Bonds, the Issuer shall deliver to the Indenture Trustee an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) a certificate or opinion from an Accountant, in accordance with TIA ss. 314(c) and meeting the applicable requirements of Section 14.01(a).

     [SECTION 2.11. Substitution of Collateral.

     Subject to Section 14.01, and only if and to the extent, and under the circumstances, expressly permitted herein, the Issuer or another specified Person may, in substitution of any one or more items of Mortgage Collateral or other Collateral securing the Bonds or any cash deposited in any Pledged Fund or Account on the related Closing Date, deliver other Mortgage Loans and/or other forms of Enhancement as new Collateral.]

     SECTION 2.12. Book-Entry Bonds.

     (a) The Class A-1, Class A-2, Class B, Class C and Class D Bonds will be Book-Entry Bonds. The Bonds of each such Class shall initially be issued as one or more Bonds registered in the name of the Depository or its nominee and, except as provided in Section 2.12(c), transfer of such Bonds may not be registered by the Bond Registrar unless such transfer is to a successor
Depository that agrees to hold such Bonds for the respective Bond Owners with Ownership Interests therein. The Issuer hereby designates [The Depository Trust Company, at 55 Water Street, New York, New York 10004], as the initial Depository for the Book-Entry Bonds and directs the Indenture Trustee to execute and deliver the Letter of Representations (the form of which is attached hereto as Exhibit H). The bond certificate or certificates representing each Class of the Book-Entry Bonds shall be registered in the name of the nominee of the Depository designated in the Letter of Representations. Such Bond Owners shall hold and transfer their respective Ownership Interests in and to such Bonds through the book-entry facilities of the Depository and, except as provided in
Section 2.12(c), shall not be entitled to physical, fully registered Bonds (each a "Definitive Bond") in respect of such Ownership Interests. All transfers by Bond Owners of their respective Ownership Interests in the Book-Entry Bonds shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing each such Bond Owner. Each Depository Participant shall only transfer the Ownership Interests in the Book-Entry Bonds of Bond Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

     (b) The Issuer, the Indenture Trustee and any agent of either may for all purposes, including the making of payments due on the Book-Entry Bonds, deal with the Depository as the authorized representative of the Bond Owners with respect to such Bonds for the purposes of exercising the rights of Bondholders hereunder. The rights of Bond Owners with respect to the Book-Entry Bonds shall be limited to those established by law and agreements between such Bond Owners and the Depository Participants and brokerage firms representing such Bond Owners. Multiple requests and directions from, and votes of, the Depository as Holder of the Book-Entry Bonds with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Bond Owners. The Indenture Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Bondholders and shall give notice to the Depository of such record date.

     (c) If (i) the Issuer advises the Indenture Trustee and the Bond Registrar in writing that the Depository is no longer willing or able to properly discharge its responsibilities with respect to any Class of Book-Entry Bonds, and the Issuer is unable to locate a qualified successor, or (ii) the Issuer at its option advises the Indenture Trustee and the Bond Registrar in writing that it elects to terminate the book-entry system through the Depository with respect to any Class of Book-Entry Bonds (or any portion of any Class thereof), the Bond Registrar shall notify all affected Bond Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Bonds to such Bond Owners requesting the same. Upon surrender to the Bond Registrar of any Class of Book-Entry Bonds (or any portion of any Class thereof) by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver, the Definitive Bonds in respect of such Class (or portion thereof) to the Bond Owners identified in such instructions. None of the Issuer, the Indenture Trustee or any Agent thereof shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Bonds for purposes of evidencing ownership of any Book-Entry Bonds, the registered holders of such Definitive Bonds shall be recognized as Bondholders hereunder and, accordingly, shall be entitled directly to all benefits associated with such Definitive Bond and to transfer and exchange such Definitive Bonds.

     SECTION 2.13.Restrictions on Transfer of Bonds.

     (a) No transfer, sale, pledge or other disposition of any Non-Registered Bond or interest therein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. If a transfer of any Non-Registered Bond is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or a transfer thereof by the Issuer or one of its Affiliates), then the Bond Registrar shall refuse to register such transfer unless it receives (and upon receipt, it may conclusively rely upon) either: (i) a certificate from the Bondholder desiring to effect such transfer substantially in the form attached as Exhibit D-1A hereto; or (ii) a certificate from the Bondholder desiring to effect such transfer substantially in the form attached as Exhibit D-1B hereto and a certificate from such Bondholder's prospective Transferee substantially in the form attached either as Exhibit D-2A hereto or as Exhibit D-2B hereto; or (iii) an Opinion of Counsel satisfactory to the Indenture Trustee to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Estate or of the Issuer, the Administrator, the Owner Trustee, the Indenture Trustee or the Bond Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Bondholder desiring to effect such transfer and/or such Bondholder's prospective Transferee on which such Opinion of Counsel is based. None of the Issuer, the Depositor, the Indenture Trustee, the Administrator, the Owner Trustee or the Bond Registrar is obligated to register or qualify any Class of Non-Registered Bonds under the Securities Act or any other securities law or to take any action not otherwise required under this Indenture to permit the transfer of any Non-Registered Bond or interest therein without registration or qualification. Any Holder of a Non-Registered Bond desiring to effect a transfer of such Non-Registered Bond or interest therein shall, and does hereby agree to, indemnify, the Issuer, the Administrator, the Owner Trustee, the Indenture Trustee and the Bond Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     As of the Closing Date, the [Class A-1, Class A-2, Class B, Class C and Class D Bonds] will constitute Registered Bonds and the [Class E and Class F Bonds] will constitute Non-Registered Bonds.

     (b) No transfer of any Bond or any interest therein shall be made to a Plan or to any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective Transferee of such Bond or interest therein provides the Bond Registrar (in the case of a Definitive Bond) or the Transferor (in the case of a Book-Entry Bond) with (I) a certification of facts and an Opinion of Counsel which establish to the satisfaction of the Indenture Trustee (in the case of a Definitive Bond) or the Transferor (in the case of a Book-Entry Bond) that the purchase and holding of such Bond or interest therein will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code or result in the imposition of an excise tax under
Section 4975 of the Code [and, in the case of the Class ___ and Class ___ Bonds,] will not subject the Issuer, the Owner Trustee, the Administrator, the Master Servicer, the Special Servicer, the Company, the Bond Registrar or the Indenture Trustee to any obligation in addition to those undertaken in this Indenture] or (II) [solely in the case of the Class ___, Class ___, Class ___, Class ___ and Class ___ Bonds,] a certification substantially to the effect that the purchase and holding of such Bond or interest therein by or on behalf of, or with assets of a Plan, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code or result in the imposition of an excise tax under Section 4975 of the Code and further to the effect of the statements in at least one of the following clauses (i) through [(vii)]: (i) the Transferee is an insurance company and (A) the source of funds used to purchase such Bond is an "insurance company general account" (as such term is defined in PTCE 95-60), (B) the conditions set forth in PTCE 95-60 have been satisfied and (C) there is no Plan with respect to which the amount of such general account's reserves and liabilities for contracts held by or on behalf of such Plan and all other Plans maintained by the same employer (or any "affiliate" thereof, as defined in PTCE 95-60) or by the same employee organization, exceeds 10% of the total of all reserves and liabilities of such general account (as determined under PTCE 95-60) as of the date of the acquisition of such Bonds; (ii) the Transferee is an insurance company and (A) the source of funds used to purchase such Bonds is an insurance company general account, (B) the requirements of Section 401(c) of ERISA and the DOL Regulations to be promulgated thereunder have been satisfied and will continue to be satisfied and (C) the insurance company represents that it understands that the operation of the general account after December 31, 1998 may affect its ability to continue to hold such Bonds after the date which is 18 months after the 401(c) Regulations become final and that unless a Class Exemption or an exception under Section 401(c) of ERISA is then available for the continued holding of such Bonds, it will dispose of such Bonds prior to the date which is 18 months after the 401(c) Regulations become final; (iii) the Transferee is an insurance company and (A) the source of funds used to purchase such Bonds is an "insurance company pooled separate account" (as such term is defined in PTCE 90-1), (B) the conditions set forth in PTCE 90-1 have been satisfied and (C) there is no Plan, together with all other Plans maintained by the same employer (or any "affiliate" thereof, as defined in PTCE 90-1) or by the same employee organization, with assets which exceed 10% of the total of all assets in such pooled separate account (as determined under PTCE 90-1) as of the date of the acquisition of such Bonds; (iv) the Transferee is a bank and (A) the source of funds used to purchase such Bonds is a "collective investment fund" (as defined in PTCE 91-38), (B) the conditions set forth in PTCE 91-38 have been satisfied and (C) there is no Plan, the interests of which, together with the interests of any other Plans maintained by the same employer or employee organization, in the collective investment fund exceed 10% of the total of all assets in the collective investment fund (as determined under PTCE 91-38) as of the date of acquisition of such Bonds; (v) the Transferee is a "qualified professional asset manager" described in PTCE 84-14 and the conditions set forth in PTCE 84-14 have been satisfied and will continue to be satisfied; or (vi) the Transferee is an "in-house asset manager" described in PTCE 96-23 and the conditions set forth in PTCE 96-23 have been satisfied and will continue to be satisfied [or (vii) [described required statements in connection with other applicable Class Exemptions, if any]].

     Each Person who acquires any Bond or interest therein (unless it shall have delivered to the Bond Registrar a certification of facts and an Opinion of Counsel as described in clause (I) of the preceding paragraph or a certification as described in clause (II) of the preceding paragraph) shall be deemed to have represented and warranted to and for the benefit of the Issuer, the Owner Trustee, the Administrator, the Master Servicer, the Special Servicer, the Company, the Bond Registrar or the Indenture Trustee that either: (i) it is neither a Plan nor any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of such Bond or any interest therein by or on behalf of, or with assets of, such Person will not result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code or the imposition of an excise tax under Section 4975 of the Code (and, in the case of the Class ___ and Class ___ Bonds, will not subject the Issuer, the Owner Trustee, the Administrator, the Master Servicer, the Special Servicer, the
Company, the Bond Registrar or the Indenture Trustee to any obligation in addition to those undertaken in the Indenture) and, further, the statements set forth in at least one of clauses (i) through [(vii)] of the preceding paragraph is correct.

     (c) If a Person is acquiring any Bond or interest therein as a fiduciary or agent for one or more accounts, such Person shall be required to deliver to the Bond Registrar (or, in the case of an interest in a Bond that constitutes a Book-Entry Bond, to the Bond Owner that is transferring such interest) a certification to the effect that, and such other evidence as may be reasonably required by the Indenture Trustee (or such Bond Owner) to confirm that, it has
(i) sole investment discretion with respect to each such account and (ii) full power to make the foregoing acknowledgments, representations, warranties, certifications and agreements with respect to each such account as set forth in subsections (a) and (b), as applicable, of this Section 2.13.

                                   ARTICLE III

                              COVENANTS; WARRANTIES

     SECTION 3.01. Payment of Principal, Premium (if any) and Interest.

     Subject to 2.07(c), the Issuer will duly and punctually pay (or will cause to be paid duly and punctually) the principal of and interest on the Bonds in accordance with the terms of the Bonds and this Indenture. The Issuer will cause to be paid all amounts on deposit in the Bond Account on each Payment Date deposited therein pursuant to Section 11.01 hereof (i) for the benefit of the Class A-1 Bonds, to the Class A-1 Bondholders, (ii) for the benefit of the Class A-2 Bonds, to the Class A-2 Bondholders, (iii) for the benefit of the Class B Bonds, to the Class B Bondholders, (iv) for the benefit of the Class C Bonds, to the Class C Bondholders, (v) for the benefit of the Class D Bonds, to the Class D Bondholders, (vi) for the benefit of the Class E Bonds, to the Class E
Bondholders and (x) for the benefit of the Class F Bonds, to the Class F Bondholders. Amounts properly withheld under the Code by any Person from a payment to any Bondholder of interest and principal shall be considered as having been paid by the Issuer to such Bondholder for all purposes of this Indenture. The Bonds shall be non-recourse obligations of the Issuer and shall be limited in right of payment to amounts available from the Collateral, as provided in this Indenture. The Issuer shall not otherwise be liable for payments on the Bonds.

     SECTION 3.02. Maintenance of Office or Agency.

     The Issuer shall maintain in the continental United States an office or agency where Bonds may be presented or surrendered for payment, where Bonds my be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer in respect of the Bonds and this Indenture may be served. The Issuer will give prompt written notice to the Indenture Trustee and the Bondholders of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee at the Corporate Trust Office its agent to receive all such presentations, surrenders, notices and demands.

     The Issuer may also from time to time designate one or more other offices or agencies outside the continental United States where the Bonds may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain an office or agency in accordance with the requirements set forth in the preceding paragraph. The Issuer shall give prompt written notice to the Indenture Trustee and Bondholders of any such designation or rescission and of any change in the location of such office or agency.

     SECTION 3.03. Money for Bond Payments to Be Held in Trust.

     All payments of amounts due and payable with respect to any Bonds which are to be made from amounts withdrawn from the related Bond Account pursuant to
Section 8.02(b) shall be made on behalf of the Issuer by the Indenture Trustee or another Paying Agent, and no amounts so withdrawn from a Bond Account for payments of Bonds shall be paid over to the Issuer except as provided in this
Section 3.03 or as provided in Section 5.06 or 8.02.

     Any Paying Agent other than the Indenture Trustee shall be appointed by Issuer Order. The Issuer shall not appoint any Paying Agent that does not, at the time of such appointment, meet the qualification and eligibility standards for an Indenture Trustee set forth in Section 6.08. If, either (i) no other Paying Agent shall have been so appointed and shall have executed and delivered the instrument provided for in the second following paragraph or (iii) any such other Paying Agent shall have resigned or been discharged without a successor having been so appointed and having executed and delivered the instrument provided for in the second following paragraph, then the Indenture Trustee shall be the Paying Agent.

     Whenever the Issuer shall have one or more Paying Agents, it will deliver or contract to have delivered to such Paying Agent or Agents (subject to Section 2.07(g)), on or before the Business Day next preceding each Payment Date, Redemption Date and Special Redemption Date, an aggregate sum sufficient to pay the amounts then becoming due with respect to the Bonds, such sum to be deposited in the Bond Account and held in trust for the benefit of the Persons entitled thereto, and (unless such Paying Agent is the Indenture Trustee) the Issuer will promptly notify the Indenture Trustee of its action or failure so to act. Any monies deposited with a Paying Agent, other than the Indenture Trustee, in excess of an amount sufficient to pay the amounts then becoming due and payable on the Bonds with respect to which such deposit was made shall be retained by such Paying Agent or Agents for application in accordance with
Article VIII.

     The Issuer will cause each such Paying Agent (other than the Indenture Trustee) to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 3.03, that such Paying Agent will:

          (i) hold all sums received by it for the payment of Bonds in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will pay such sums to such Persons as herein provided;

          (ii) if such Paying Agent is not the Indenture Trustee, give the Indenture Trustee notice of any default by the Issuer in the making of any payment required to be made;

          (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, if such Paying Agent is not the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

          (iv) if such Paying Agent is not the Indenture Trustee, immediately resign as a Paying Agent and forthwith pay to the successor Paying Agent all sums held by it in trust for the payment of Bonds if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

          (v) comply with all requirements imposed upon it under the Code with respect to the withholding from any payments made by it on any Bonds of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

     The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trust as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Subject to the applicable requirements of abandoned property laws, any money held by any Paying Agent in trust for the payment of any amount due with respect to any Bond and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and shall be paid to the Issuer on Issuer Request; and the Holder of such Bond shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Issuer or such Paying Agent with respect to such trust money shall thereupon cease; provided however, that the Issuer or such Paying Agent shall cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the City of New York and in the city in which the Corporate Trust Office is then located, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be paid to the Issuer (the cost of such publication to be paid out of such unclaimed funds or, if that is prohibited by law, by the Issuer).

     SECTION 3.04. Corporate Existence of Owner Trustee.

     (a) Subject to Sections 3.04(b) and 3.04(c), the Person acting as Owner Trustee shall keep in full effect its existence as a legal entity under the laws of the jurisdiction of its organization.

     (b) Any successor to the Owner Trustee appointed pursuant to the terms of the Deposit Trust Agreement shall be the successor Owner Trustee under and with respect to this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto.

     SECTION 3.05. Trust Existence.

     The Issuer will keep in full effect its existence, rights and franchises as a trust under the laws of Delaware (unless it or any successor Issuer becomes a trust under the laws of any other State or the United States of America in which case the Issuer shall keep in full effect its existence, rights and franchises as a trust under the laws of such other jurisdiction), and will obtain and preserve its qualification to do business as a foreign entity in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Bonds issued thereby, and any other agreement to which it is a party; provided, however, that the Owner Trustee shall not be required to do business as a foreign entity in any jurisdiction for the purposes of satisfying the requirements of this Section 3.05.

     SECTION 3.06. Payment of Taxes and Other Claims.

     The Issuer shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, all taxes, assessments and governmental charges levied or imposed upon the Issuer or upon the income, profits or property of the Issuer, or shown to be due on the tax returns filed by the Owner Trustee on behalf of the Issuer, except any such taxes, assessments, governmental charges or claims which the Owner Trustee on behalf of the Issuer is in good faith contesting in appropriate proceedings and with respect to which reserves are established if required in accordance with GAAP, provided, however, that such failure to pay or discharge will not cause a forfeiture of, or a lien to encumber, any property included in the Trust Estate. The Owner Trustee, in its individual capacity, shall not be liable for any such taxes, assessments, governmental charges or claims. The Indenture Trustee is authorized to pay out of the Bond Account, prior to making payments on the Bonds, any such taxes, assessments, governmental charges or claims which, if not paid, would cause a forfeiture of, or a lien to encumber, any property included in the Trust Estate.

     SECTION 3.07. Protection of Trust Estate.

     The Issuer and, if and as directed by the Issuer or by the Holders representing more than 50% of the Voting Rights of the Bonds, the Indenture Trustee will from time to time execute and deliver all such amendments and supplements hereto (subject to Sections 9.01, and 9.03) and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will from time to time take such other action necessary or advisable to:

     (i)    Grant more effectively all or any portion of the Trust Estate;

     (ii) maintain or preserve the lien (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

     (iii) perfect, publish notice of, or protect the validity of any Grant made or to be made by this Indenture;

     (iv) enforce any of the items of Collateral, Permitted Investments or other instruments or agreements included in the Trust Estate; or

     (v) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee, and of the Holders of Bonds, in such Trust Estate against the claims of all Persons and parties.

     The Issuer hereby designates the Indenture Trustee, its agent and attorney-in-fact, to execute any financing statement, continuation statement or other instrument required pursuant to this Section 3.07; provided that, subject to and consistent with Section 4.01, the Indenture Trustee will not be obligated to prepare or file any such statements or instruments.

     SECTION 3.08. Opinions as to Trust Estate.

     (a) Promptly (and in any event within 90 days) after the Closing Date, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture as is necessary to make effective the lien intended to be created by this Indenture with respect to the Trust Estate, and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien effective.

     (b) On or before March 30 of each calendar year commencing more than three months after the Closing Date, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture as is necessary to maintain the lien of this Indenture with respect to the Trust Estate, and reciting the details of such action, or stating that, in opinion of such counsel, no such action is necessary to maintain such lien.

     SECTION 3.09. Performance of Obligations.

     (a) The Issuer will not take any action, and will use its best efforts not to permit any action to be taken by others, which would release any Person from any of such Person's covenants or obligations under any instrument included in the Trust Estate, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument, except as expressly provided in this Indenture or such other instrument; provided, however, the Issuer may take any such action with respect to any such instrument if such action relates solely to rights under such instrument that are not included in the Trust Estate.

     (b) The Issuer may contract with other Persons to assist it in performing its duties hereunder and any performance of such duties (other than execution of Issuer Orders, Issuer Requests and Officer's Certificates of the Issuer) by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed action taken by the Issuer for all purposes hereunder.

     SECTION 3.10. Payment of Certain Fees.

     The Indenture Trustee is authorized and directed to pay out of the Bond Account, prior to making payments on the Bonds, the fees and expenses of the Owner Trustee in accordance with the Deposit Trust Agreement, the fees of any of the Persons referred to in Section 3.09(b) assisting the Issuer with respect to the Bonds and the fees of any Rating Agency assigning a rating to the Bonds. [Otherwise, the Issuer or another party will be responsible for such fees.]

     SECTION 3.11. Negative Covenants.

     The Issuer shall not:

          (i) sell, transfer, exchange or otherwise dispose of any of the Trust Estate, except as expressly permitted by this Indenture;

          (ii) claim any credit on, make any deduction from the principal, premium, if any, or interest payable in respect of the Bonds (other than amounts properly withheld from such payments under the Code or any applicable state law) for or assert any claim against any present or former Bondholder by reason of the payment of any taxes levied or assessed upon any of the Trust Estate;

          (iii) (A) permit the validity or effectiveness of this Indenture or any Grant under this Indenture to be impaired, or permit the lien of this Indenture with respect to the Trust Estate to be subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture, except as may be expressly permitted hereby, (B) permit any lien, charge, adverse claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture and any other lien expressly permitted hereby) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof, except as expressly permitted hereby, or (C) permit the lien of this Indenture not to constitute a valid first priority perfected security interest in the Trust Estate (subject only to those liens expressly permitted hereby to be senior to the lien of this Indenture);

          (iv) dissolve or liquidate, in whole or in part, except as expressly permitted by this Indenture;

          (v) engage, directly or indirectly, in any business other than that arising out of the issuance of Bonds, and the actions contemplated or required to be performed under this Indenture or the documents constituting part of the Trust Estate;

          (vi) incur, create or assume any indebtedness for borrowed money other than pursuant to this Indenture or any related Enhancement in connection with the issuance of the Bonds;

          (vii) make or permit to remain outstanding, any loan or advance to, or own or acquire any stock or securities of, any Person other than the Mortgage Collateral and any other instruments constituting part of the Trust Estate;

          (viii) voluntarily file a petition for bankruptcy, reorganization, assignment for the benefit of creditors or similar Proceeding;

          (ix) take any other action that is expressly prohibited in the Indenture; or

          (x) act in a manner that would endanger its status as a QRS.

     SECTION 3.12. Annual Statement as to Compliance.

     On or before March 30 in each calendar year, commencing March 30 of the calendar year following the Closing Date, the Issuer shall deliver to the Indenture Trustee, a written statement signed by an Authorized Officer of the Owner Trustee, stating that:

     (a) a review of the activities of the Issuer during the preceding calendar year and of performance under this Indenture has been made under his or her supervision; and

     (b) to the best of such officer's knowledge, based on such review, the Issuer has fulfilled all its obligations under this Indenture throughout the preceding calendar year, or, if there has been an Issuer Default in the fulfillment of any such obligation, specifying each such Issuer Default known to him or her and the nature and status thereof.

     SECTION 3.13. Issuer may Consolidate, Etc., only on Certain Terms.

     (a) The Issuer shall not consolidate or merge with or into any other Person or convey or transfer the Trust Estate to any Person without the consent of the Holders of Bonds representing not less than 66-2/3% of the Voting Rights of the Bonds, and unless:

          (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger or that acquires by conveyance or transfer the Trust Estate (the "Successor Person"), shall be a Person organized and existing under the laws of the United States of America or any State, and shall have expressly assumed, by a supplemental indenture, executed and delivered to the Indenture Trustee, (A) the obligation (to the same extent as the Issuer was so obligated) to make payments of principal, interest and other amounts on the Bonds and (B) the obligation to perform every covenant of this Indenture on the part of the Issuer herein to be performed or observed, all as provided herein;

          (ii) immediately after giving effect to such transaction, no Issuer Default or Issuer Event of Default shall have occurred and be continuing;

          (iii) the Issuer shall have caused the Indenture Trustee to have received written confirmation from each Rating Agency rating any of the Bonds, to the effect that the consummation of such transaction will not result in an Adverse Rating Event with respect to any Class of such Bonds;

          (iv) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with and satisfy all conditions precedent relating to the transactions set forth in this Section 3.13 and in Article IX; and

          (v) the Successor Person shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that, with respect to a Successor Person that is a corporation, partnership, limited liability company or trust, such Successor Person shall be duly organized, validly existing and in good standing in the jurisdiction in which such Successor Person is organized; that the Successor Person has sufficient power and authority to assume the obligations set forth in clause (i) above and to execute and deliver an indenture supplemental hereto for the purpose of assuming such obligations; that the Successor Person has duly authorized the execution, delivery and performance of an indenture supplemental hereto for the purpose of assuming such obligations and that such supplemental indenture is a valid, legal and binding obligation of the Successor Person, enforceable in accordance with its terms, subject only to bankruptcy, reorganization, insolvency, moratorium, and other laws affecting the enforcement of creditor's rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law); and that, immediately following the event which causes the Successor Person to become the Successor Person, (A) the Successor Person has good and marketable title, free and clear of any lien, security interest or charge other than the lien and security interest of this Indenture and any other lien permitted hereby, to the Mortgage Collateral securing the Bonds issued hereby and (B) the Indenture Trustee continues to have a perfected first priority security interest in the Mortgage Collateral securing, in the case of a consolidation or merger of the Issuer, all of the Bonds issued thereby or, in the case of any conveyance or transfer of the Trust Estate, all of the Bonds.

     (b) Upon any consolidation or merger, or any conveyance or transfer of the Trust Estate, the Successor Person shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with respect to the Bonds with the same effect as if such Successor Person had been named as the "Issuer" in the applicable Indenture(s). In the event of any such conveyance or transfer of the Trust Estate(s) securing all of the then Outstanding Bonds of the Issuer permitted by this Article III, the Person named as the "Issuer" in the applicable Indenture(s), or any successor that shall theretofore have become such in the manner prescribed in this Article III and that has thereafter effected such a conveyance or transfer, may be dissolved, wound-up and liquidated at any time thereafter, and such Person thereafter shall be released from its liabilities as obligor and maker on all of the then Outstanding Bonds issued by it and from its obligations under this Indenture; and, in the event of any such conveyance or transfer of the Trust Estate(s) securing less than all of the then Outstanding Bonds of the Issuer, such Person shall be released from its liabilities as obligor and maker on the then Outstanding Bonds secured by such Trust Estate(s) and from its obligations with respect thereto under this Indenture.

     (c) Nothing in this Section 3.13 shall prohibit the sale or transfer of the Owner Trust Certificates.

     SECTION 3.14. Purchase of Bonds.

     The Issuer may reacquire Bonds, in its discretion, by open market purchases in privately negotiated transactions or otherwise.

     SECTION 3.15. Servicing Agreement.

     (a) (i) The Issuer and the Indenture Trustee shall punctually perform and observe all of their respective obligations and agreements, if any, contained in the Servicing Agreement.

          (ii) The Issuer may, but is not obligated to, enforce the obligations of the Master Servicer or the Special Servicer under the Servicing Agreement and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of any such party thereunder or exercise the rights of any such party thereunder; provided, however, that the Master Servicer or the Special Servicer under the Servicing Agreement shall not be relieved of any of its obligations thereunder by virtue of such performance by the Issuer or its designee. The Issuer shall not have any responsibility or liability for any action or failure to act by the Master Servicer or the Special Servicer under the Servicing Agreement and shall not be obligated to supervise the performance of any such party thereunder.

          (iii) Upon any resignation or termination of the Master Servicer or the Special Servicer pursuant to the Servicing Agreement or any appointment of a successor to any such party pursuant to the Servicing Agreement, the Indenture Trustee shall give prompt written notice thereof to all Holders of Bonds at their respective addresses appearing in the related Bond Register. In the event that the Indenture Trustee is to act or is acting as successor servicer, Master Servicer or Special Servicer under the Servicing Agreement, the Holders of Bonds representing more than 50% of the Voting Rights of the Bonds shall be entitled to direct the Indenture Trustee (and, upon the receipt of such direction, the Indenture Trustee shall be required) to appoint or to petition a court of competent jurisdiction to appoint an alternative successor that meets the requirements of the Servicing Agreement.

          (iv) Not later than the later of (i) ninety (90) days after the occurrence of any event which constitutes or, with notice or lapse of time or both, would constitute a Servicing Event of Default under the Servicing
Agreement and (ii) five days after a Responsible Officer of the Indenture Trustee has notice of the occurrence of such an event, the Indenture Trustee shall transmit by mail to the Issuer and all Holders of Bonds notice of such occurrence, unless such default shall have been remedied. At the direction of the Holders of Bonds representing more than 50% of the Voting Rights of the Bonds, the Indenture Trustee shall terminate the rights and obligations of the defaulting party under the Servicing Agreement as and to the extent permitted thereby and shall, subject to the last sentence of Section 3.15(d)(iii), succeed the defaulting party in whatever capacity it served under the Servicing Agreement.

          (v) The Issuer and the Indenture Trustee may, with the consent of the Holders of Bonds representing at least 66-2/3% of the Voting Rights (or, in the case of a Class of Interest Only Bonds, the aggregate Notional Amount) of each Class of Bonds, waive a Servicing Event of Default under the Servicing Agreement; provided, however, that a Servicing Event of Default relating to the handling, holding and timely remittance of payments, collections and/or distributions on the Mortgage Collateral or under any Enhancement may only be waived with the consent of each and every Bondholder. Upon any such waiver of a Servicing Event of Default, such Servicing Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder and under the Servicing Agreement. No such waiver shall extend to any subsequent or other Servicing Event of Default under the Servicing Agreement or impair any right consequent thereon except to the extent expressly so waived.

          (vi) During the continuance of a Servicing Event of Default under the Servicing Agreement, so long as such Servicing Event of Default under the Servicing Agreement shall not have been remedied, the Indenture Trustee, in addition to the right to remove the defaulting party in the manner specified under the Servicing Agreement, shall have the right, in its own name and as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of Bondholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in the Servicing Agreement, no remedy provided for by this Indenture or the Servicing Agreement with respect to a Servicing Event of Default under the Servicing Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any such Servicing Event of Default.

          [(vii)  _________________________  shall be the  "Controlling  Class", with such rights, powers and liabilities in respect of the Mortgage Collateral as may be provided for in the Servicing Agreement. The Servicing Agreement may provide that such rights and powers may be exercised directly by the Holders of Bonds of the Controlling Class or, alternatively, indirectly through the Indenture Trustee, the Master Servicer, the Special Servicer and/or another representative. If the Issuer, the Depositor or any Affiliate of either holds Bonds of the Controlling Class, then (so long as no Issuer Event of Default has occurred and is continuing) such Bonds shall be deemed to be Outstanding for purposes of exercising all rights and powers of the Controlling Class as such, anything herein to the contrary notwithstanding.]

     (b) The Issuer and the Indenture Trustee may enter into any amendment of the Servicing Agreement from time to time, without the consent of any of the Bondholders, (A) to cure any ambiguity, (B) to correct, modify or supplement any provision therein which may be inconsistent with any other provision herein or therein, (C) to add any other provisions with respect to matters or questions arising thereunder which shall not be inconsistent with the provisions hereof or thereof, or (D) for any other purpose; provided that such amendment shall not adversely affect in any material respect the interests of any Holder of an Outstanding Bond as evidenced by either an Opinion of Counsel to such effect or written confirmation from each Rating Agency rating such Bonds that such amendment shall not result in an Adverse Rating Event with respect thereto, in any event obtained by or delivered to the Indenture Trustee.

     (c) The Issuer and the Indenture Trustee also may enter into any amendment of the Servicing Agreement from time to time, with the consent of the Holders of Bonds representing more than 50% of the Voting Rights (or, in the case of a Class of Interest Only Bonds, the aggregate Notional Amount) of each Class of Bonds, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Servicing Agreement; provided, however, that no such amendment shall (x) reduce in any manner the amount of, or delay the timing of, payments, collections and/or distributions received or advanced on Mortgage Collateral which are required to be paid on any Bond without the consent of the Holder of such Bond, or (y) adversely affect in any material respect the interests of the Holders of any Class of Bonds in a manner other than as described in clause (x) above without the consent of each and every Holder of Bonds of such Class. For purposes of giving the consents contemplated by this Section 3.15(c), Bonds held by the Issuer, the Depositor, the Master Servicer, the Special Servicer and any Affiliate thereof will be given the same regard as Bonds held by any other Person.

     (d) Promptly after the execution and delivery of any amendment of the Servicing Agreement by all parties thereto, the Indenture Trustee shall send a copy thereof to each Bondholder.

     (e) It shall not be  necessary  for the consent of  Bondholders  under this
Section 3.15(d) to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization, execution and delivery thereof by Bondholders shall be to such reasonable regulations as the Indenture Trustee may prescribe.

     (f) The Indenture Trustee may but shall not be obligated to enter into any amendment of the Servicing Agreement pursuant to this Section 3.15 that affects its rights, duties and immunities thereunder or under this Indenture.

     (g) The cost of any Opinion of Counsel to be delivered pursuant to Section 3.15(b) shall be borne by the Person seeking the related amendment, except that if the Indenture Trustee requests any amendment of the Servicing Agreement that it reasonably believes protects or is in furtherance of the rights and interests of Bondholders, the cost of any Opinion of Counsel required in connection therewith pursuant to Section 3.15(b) shall be payable by the Issuer.

     SECTION 3.16. Covenants, Representations and Warranties of the Issuer.

     The Issuer hereby represents and warrants to the Indenture Trustee and for the benefit of the Bondholders that:

          (i) It is duly authorized under applicable law and the Deposit Trust Agreement to create and issue the Bonds, to execute and deliver this Indenture, the other documents referred to herein to which it is a party and all instruments included in the Trust Estate which it has executed and delivered, and that all corporate action and governmental consents, authorizations and approvals necessary or required therefor have been duly and effectively taken or obtained. The Bonds, when issued, will be, and this indenture and such other documents are, valid and legally binding obligations of the Issuer enforceable in accordance with their terms.

          (ii) Immediately prior to its Grant of the Trust Estate provided for herein, it had good title to, and was the sole owner of, each item of Mortgage Collateral, free and clear of any pledge, lien, encumbrance or security interest.

          (iii) The Indenture Trustee has a valid and enforceable first priority security interest in the Trust Estate, subject only to exceptions permitted hereby.

          (iv) It is a QRS.

     All covenants, representations and warranties of the Issuer in this Indenture are covenants, representations and warranties solely of the Issuer and not covenants, representations and warranties of the Owner Trustee or of the Person acting as Owner Trustee in its individual capacity. The Owner Trustee is entering into this Indenture solely as Owner Trustee and not in its individual capacity, and in no case whatsoever shall the Owner Trustee be personally liable on, or for any loss in respect of, any of the statements, representations, warranties or obligations of the Issuer hereunder, as to all of which the parties hereto agree to look solely to the property of the Trust Estate.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

     SECTION 4.01. Satisfaction and Discharge of Indenture.

     This Indenture shall cease to be of further effect with respect to the Bonds except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Bonds, (iii) rights of Bondholders to receive payments of principal thereof, premium, if any, thereon and interest thereon, (iv) the rights, obligations and immunities of the Indenture Trustee hereunder and (v) the rights of Bondholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

     (a) either (1) all Bonds theretofore authenticated and delivered (other than (A) Bonds which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.06, and (B) Bonds for which payment of money has theretofore been deposited in the Bond Account by the Indenture Trustee and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Bond Registrar for cancellation; or (2) all Bonds not theretofore delivered to the Bond Registrar for cancellation (A) have become due and payable, (B) will become due and payable at their Stated Maturity, if any, within one year, or (C) are to be called for redemption within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer; and the Issuer has deposited or caused to be deposited with the Indenture Trustee or another Paying Agent, in trust for such purpose, an amount sufficient to pay and discharge the entire indebtedness on the Bonds not theretofore delivered to the Bond Registrar for cancellation, for principal, premium, if any, and interest which would be payable on their Stated Maturity, if any, or Redemption Date (if Bonds shall have been called for redemption pursuant to Section 11.01), as the case may be, including for any and all overdue principal, premium, if any, and interest payable on such Bonds;

     (b) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

     (c) the Issuer has delivered to the Indenture Trustee an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) a certificate or opinion from an Accountant, in accordance with TIA ss.314(c) and meeting the applicable requirements of Section 14.01(a).

     Notwithstanding the satisfaction and discharge of this Indenture with respect to any Bonds, the obligations of the Issuer to the Indenture Trustee under Section 6.07 and of the Indenture Trustee to the Issuer and the Bondholders under Section 3.03, the obligations of the Indenture Trustee to the Bondholders under Section 4.02 and the provisions of Article II with respect to lost, stolen, destroyed or mutilated Bonds, registration of transfers of Bonds, and rights to receive payments of principal of and interest on the Bonds shall survive.

     SECTION 4.02. Application of Trust Money.

     All monies deposited with the Indenture Trustee or another Paying Agent pursuant to Section 4.01 shall be held in trust and applied by the Indenture Trustee or another Paying Agent, in accordance with the provisions of the Bonds and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Persons entitled thereto, of all sums due and to become due on or with respect to the Bonds for whose payment such money has been deposited with the Indenture Trustee or another Paying Agent, but such money need not be segregated from other funds except to the extent expressly required herein or required by law.

     SECTION 4.03. Repayment of Monies Held by Paying Agent.

     In connection with the satisfaction and discharge of this Indenture with respect to the Bonds, all monies with respect to such Bonds then held by any Paying Agent other than the Indenture Trustee under this Indenture shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.03 and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

                                    ARTICLE V

                       ISSUER EVENTS OF DEFAULT; REMEDIES

     SECTION 5.01. Issuer Events of Default.

     Each of the following shall constitute an "Issuer Event of Default" (whatever the reason for such Issuer Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (i) any failure to pay all interest on and principal of any Bond by its Stated Maturity; or

          (ii) any default in the observance or performance of any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section 5.01 specifically dealt with) or any representation or warranty of the Issuer made in this Indenture, or in any certificate or other writing delivered pursuant hereto or in connection herewith, proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default or the circumstance or condition in respect of which such representation or warranty was incorrect (A) shall materially and adversely affect the interests of Holders of the Bonds and
     (B) shall continue or shall not have been eliminated or otherwise remedied, as the case may be, for a period of sixty (60) days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Holders of Bonds representing at least 25% of the Voting Rights of the Bonds, a written notice specifying such default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (iii) the entry by a court having jurisdiction over the Issuer of (A) a decree or order for relief in respect of the Issuer in an involuntary case or proceeding under any applicable federal or state delinquency, bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Issuer as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of or for the Issuer under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Issuer or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order not stayed or dismissed and in effect for a period of more than ninety (90) consecutive days; or

          (iv) the commencement by the Owner Trustee on behalf of the Issuer of a voluntary case or proceeding under any applicable federal or state delinquency, bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Issuer to the entry of a decree or order for relief in respect of the Issuer in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Issuer, or the filing by the Owner Trustee on behalf of the Issuer of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by the Owner Trustee on behalf of the Issuer to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of or for the Issuer or of any substantial part of the Issuer's property, or the making by the Owner Trustee on behalf of the Issuer of an assignment for the benefit of creditors, or the admission by the Owner Trustee on behalf of the Issuer in writing of the Issuer's inability to pay its debts generally as they become due, or the taking of corporate action by the Owner Trustee on behalf of the Issuer in furtherance of any such action; or

          (v) the impairment of the validity or effectiveness of this Indenture or the Grant hereunder, or the subordination or, except as permitted hereunder, the termination or discharge of the lien of this Indenture, or the creation of any lien, charge, security interest, mortgage or other encumbrance (other than the lien of this Indenture or any other lien expressly permitted hereby) with respect to any part of the Trust Estate or any interest in or proceeds of the Trust Estate, or the failure of the lien of this Indenture to constitute a valid first priority perfected security interest in the Trust Estate (subject only to those liens expressly permitted hereby to be prior to the lien hereof), provided that, if such impairment, such subordination, the creation of such lien, or the failure of the lien on the Trust Estate to constitute such a security interest shall be susceptible of cure, no Issuer Event of Default shall arise until the continuation of any such default unremedied for a period of thirty (30) days after receipt of notice thereof; or

          (vi) the Issuer ceases to be a QRS for ___ consecutive days.

     SECTION 5.02. Acceleration of Maturity; Rescission and Annulment.

     If an Issuer Event of Default should occur and be continuing, then and in every such case the Indenture Trustee may, or at the direction of the Holders of Bonds representing more than 50% of the Voting Rights of each Class of Bonds, shall declare all of the Bonds to be immediately due and payable, by a notice in writing to the Issuer, and upon any such declaration the aggregate unpaid Principal Amount of the Bonds, together with accrued and unpaid interest with respect thereto through the end of the applicable Interest Accrual Period, shall become due and payable on the next succeeding Payment Date and on each Payment Date thereafter, until all such principal and interest is paid in full, and unless such declaration and its consequences are earlier rescinded and annulled as provided in the following paragraph.

     At any time after such declaration of acceleration has been made and before a judgment or decree for payment of the money due in respect of the Bonds has been obtained by the Indenture Trustee as hereinafter provided in this Article V, the Holders of Bonds representing more than 50% of the Voting Rights of each Class of Bonds that has been declared due and payable, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

          (i) the Issuer has paid or deposited with the Indenture Trustee or another Paying Agent a sum sufficient to pay

          (A) all payments of principal of, premium, if any, on and interest on the Bonds that have been declared due and payable and all other amounts which would then be due hereunder if the Issuer Event of Default giving rise to such acceleration had not occurred; and

          (B) all Administrative Expenses and Additional Expenses remaining unpaid with respect to the Bonds that has been declared due and payable, together with all sums paid or advanced by the Indenture Trustee or any other Paying Agent hereunder and the reasonable compensation, fees, expenses, disbursement and advances of the Indenture Trustee, any other Paying Agents, and its agents and counsel;

          (ii) all Issuer Events of Default with respect to the Bonds that have been declared due and payable, other than the nonpayment of the principal of or interest on such Bonds, have been cured or waived as provided in
     Section 5.13; and

          (iii) any other conditions to such declaration and its consequences being rescinded and annulled have been satisfied.

     Upon such rescission and annulment, the related Issuer Event of Default shall be deemed to have been cured; however, no such rescission and annulment shall affect any subsequent Issuer Event of Default with respect to the affected Bonds or impair any right or remedy which arises as a consequence thereof.

     SECTION 5.03. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

     (a) If an Issuer Event of Default has occurred and is continuing and the Bonds have been declared due and payable pursuant to Section 5.02 and such declaration of acceleration has not been rescinded and annulled, the Issuer shall pay to the Paying Agent upon demand, for the benefit of the Bondholders, but only from the Trust Estate, (i) the entire aggregate unpaid Principal Amount of such Bonds then due and payable, (ii) all accrued and unpaid interest with respect to such Bonds through the end of the Interest Accrual Period for the next succeeding Payment Date (including interest on overdue interest, but only to the extent that payment of such interest on overdue interest shall be legally enforceable), and (iii) in addition thereto, all Administrative Expenses or Additional Expenses with respect to such Bonds then remaining unpaid, together with such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, any other Paying Agent, and its agents and counsel.

     Until such demand is made by the Indenture Trustee, the Issuer may pay the principal of, premium (if any) on and interest on the Bonds to the registered Holders thereof in accordance with Section 2.07.

     (b) If the Issuer fails to pay all amounts due upon an acceleration of the Bonds under Section 5.02 forthwith upon demand, the Indenture Trustee, in its capacity as Indenture Trustee and as trustee of an express trust, may institute any Proceeding for the collection of the sums so due and unpaid, may prosecute such Proceeding to judgment or final decree and may enforce the same against the Issuer or any other obligor upon such Bonds and collect the monies adjudged or decreed to be payable in the manner provided by law out of the Trust Estate or, subject to Section 2.07(g), out of the property, wherever situated, of the Issuer or any such other obligor upon such Bonds.

     (c) If an Issuer Event of Default occurs and is continuing, the Indenture Trustee may, in its discretion, proceed to protect and enforce its rights and the rights of the Bondholders by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

     (d) In case (i) there shall be pending, relative to the Issuer or any other Person having or claiming an ownership interest in the Trust Estate or obligated to make payments on the Bonds, Proceedings under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, (ii) a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or shall have taken possession of the Issuer or its property or such other Person or (iii) there shall be pending a comparable judicial Proceeding brought by creditors of the Issuer or affecting the property of the Issuer, the Indenture Trustee, irrespective of whether the principal of or interest on any Bonds shall then be due and payable as provided therein or by declaration of acceleration or otherwise, and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this
Section 5.03, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

          (i) to file and prove a claim or claims on behalf of the Bondholders of any affected Bonds for the whole amount of principal and interest owing and unpaid in respect of such Bonds and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of willful misconduct, negligence or bad faith) and of the Bondholders allowed in such Proceedings;

          (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Bondholders of any affected Bonds in any election of a trustee in bankruptcy or any other Person performing similar functions in any such Proceedings;

          (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Bondholders of any affected Bonds and of the Indenture Trustee on their and its behalf; and

          (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Bondholders of any affected Bonds allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such proceeding is hereby authorized by each of such Bondholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Bondholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of willful misconduct, negligence or bad faith of the Indenture Trustee or predecessor Indenture Trustee.

     (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Bondholder any plan of reorganization, arrangement, adjustment or composition affecting any Bonds or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Bondholder in any such Proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

     (f) All rights of action and claims under this Indenture or any of the Bonds may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Bonds or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, shall be for the ratable benefit of the Bondholders in respect of which such judgment has been recovered.

     (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture), the Indenture Trustee shall be held to represent all the Bondholders of each affected Bond, and it shall not be necessary to make any Bondholder a party to any such proceedings.

     SECTION 5.04. Remedies.

     If an Issuer Event of Default has occurred and is continuing, and the Bonds have been declared due and payable pursuant to Section 5.02 and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may do one or more of the following:

          (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on or under this Indenture with respect to the Bonds, whether by declaration of acceleration or otherwise, enforce any judgment obtained, and collect from the Trust Estate and, subject to Section 2.07(g), from the Issuer or any other obligor on the Bonds monies adjudged due;

          (ii) sell or cause the sale of the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law and in accordance with
     Section 5.16; provided, however, that the Indenture Trustee shall give the Issuer written notice of any private sale called by or on behalf of the Indenture Trustee pursuant to this Section 5.04(ii), at least 10 days prior to the date fixed for such private sale;

          (iii) institute Proceedings from time to time for the complete or partial foreclosure with respect to the Trust Estate;

          (iv) exercise any remedies of a secured party under the Uniform Commercial Code and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee or the Holders of the Bonds hereunder; and

          (v) make any claim against any Enhancement delivered with respect to such Bonds in accordance with its terms and the terms of this Indenture;

provided, however, that the Indenture Trustee may not, unless required by law, sell or otherwise liquidate the Trust Estate following any Issuer Event of Default, other than an Issuer Event of Default described in Section 5.01(i), unless (A) each and every Bondholder consents thereto, (B) the portion of the proceeds of such sale or liquidation that is distributable to the Holders of Bonds is sufficient to discharge in full all amounts then due and unpaid upon such Bonds for principal and interest or (C) the Indenture Trustee (1) determines that the Trust Estate will not, taking into account any Enhancement, provide sufficient funds for the payment of all principal and interest on the Bonds by their respective Stated Maturities, if any, and (2) obtains the consent of the Holders of Bonds representing at least 66-2/3% of the Voting Rights of each Class of such Bonds. In determining such sufficiency or insufficiency with respect to clauses (B) and (C) of the proviso to the preceding sentence, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

     SECTION 5.05. Optional Preservation of Trust Estate.

     (a) If the Bonds have been  declared  to be due and payable  under  Section
5.02 following an Issuer Event of Default with respect to such Bonds and such declaration and its consequences have not been rescinded and annulled, then the Indenture Trustee may, but need not, elect to maintain possession of the Trust Estate; provided that the Holders of Bonds shall not have directed the Indenture Trustee in accordance with Section 5.12 to sell the Trust Estate. It is the desire of the Issuer, the Indenture Trustee and the Bondholders that there be at all times, taking into account any Enhancement, sufficient funds for the payment of all principal of and interest on the Bonds by their respective Stated Maturities, if any, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Trust Estate declared due and payable. In determining whether to maintain possession of the Trust Estate declared due and payable, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of such Trust Estate for such purpose.

     Until the Indenture Trustee has elected or has determined not to elect, to retain the Trust Estate pursuant to this Section 5.05, and thereafter if the Indenture Trustee has elected, to retain the Trust Estate pursuant to this
Section 5.05, the Indenture Trustee shall continue to apply all payments, collections, distributions and other amounts received on such Trust Estate and/or paid under the Enhancement, if any, solely to the payment of principal of, premium, if any, on and interest on the Bonds, and to the payment of Administrative Expenses and Additional Expenses, as if there had not been such a declaration of acceleration.

     SECTION 5.06. Application of Money Collected.

     If the Bonds have been declared due and payable pursuant to Section 5.02 following an Issuer Event of Default and such declaration and its consequences have not been rescinded and annulled, and payments, collections, distributions and other amounts received on the Trust Estate and/or paid under the Enhancement, if any, are not being applied pursuant to Section 5.05, any monies collected by the Indenture Trustee pursuant to this Article V or otherwise held by the Indenture Trustee or any other Paying Agent as part of such Trust Estate shall be applied on each Payment Date to the extent permitted by applicable law for the following purposes and in the following order of priority, subject to available funds and, in the case of payments on the Bonds, subject to the first paragraph of Section 2.07(e):

          FIRST: To pay all amounts due the Indenture Trustee with respect to such Bonds pursuant to Section 6.07;

          SECOND: To pay, in accordance with this Indenture or the Servicing Agreement, as applicable, all amounts due the Master Servicer and the Special Servicer, as applicable, thereunder, pro rata based on the respective amounts payable to each such Person;

          THIRD: To pay all other Administrative Expenses, Servicing Expenses and Additional Expenses remaining unpaid with respect to such Bonds, in such order as the Indenture Trustee deems necessary and appropriate (but, in each case, only if and to the extent that the failure to pay such would result in a lien on the Trust Estate that is prior to or of equal priority with the lien of this Indenture or would otherwise materially and adversely affect the interests of Bondholders);

          FOURTH: To make payments on the Bonds as provided in this Indenture;

          FIFTH: To pay all Administrative Expenses, Servicing Expenses and Additional Expenses still remaining unpaid after giving effect to payments under clauses FIRST, SECOND and THIRD above; and

          SIXTH: To pay any surplus to the Issuer or any other Person legally entitled thereto, including any Person that has provided Enhancement, if any, with respect to such Bonds, in such order of priority as is specified herein.

     SECTION 5.07. Limitation on Suits.

     No Holder of any Bond shall have any right to institute any Proceedings, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Issuer Event of Default;

          (ii) the Holders of Bonds representing more than 50% of the Voting Rights of such Bonds (or such other group of Bondholders as may be required for directing the Indenture Trustee to institute particular Proceedings pursuant to Section 5.12 and as shall hold Bonds which, in the aggregate, shall represent more than 50% of the Voting Rights of such Bonds) shall have made written request to the Indenture Trustee to institute Proceedings in respect of such Issuer Event of Default in its own name as Indenture Trustee hereunder;

          (iii) such Holder or Holders have offered to the Indenture Trustee adequate indemnity or security reasonably satisfactory to the Indenture Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

          (iv) the Indenture Trustee has, for sixty (60) days after its receipt of such notice, request and offer of indemnity or security, failed to institute any such proceeding; and

          (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of Bonds representing more than 50% of the Voting Rights of such Bonds.

it being understood and intended that no one or more of the Holders of Bonds shall have any right in any manner whatever by virtue of, or by availing itself or themselves of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of the Bonds or to obtain or to seek to obtain priority or preference over any other Holders of the Bonds or to enforce any right under this Indenture, except in the manner herein provided and, for the equal and ratable benefit of all the Holders of the Bonds. Subject to the foregoing restrictions, the Bondholders may exercise their rights under this Section 5.07 independently.

     In  the  event  the  Indenture   Trustee  shall  receive   conflicting   or
inconsistent requests and indemnity from two or more groups of Bondholders of the same series, each representing less than a majority, by aggregate Principal Amount, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken with respect to Proceedings, notwithstanding any other provisions of this Indenture.

          SECTION 5.08. Unconditional Right of Bondholders to Receive Principal and Interest.

     Notwithstanding any other provision in this Indenture (except those specifically referenced in this Section 5.08), the Holder of any Bond shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Bond (subject to Section 2.07(g) and the second sentence of Section 3.01) and, if the nonpayment constitutes an Issuer Event of Default, to institute suit for the enforcement of any such payment (subject to Section 5.07 and Section 14.17), and such rights shall not be impaired without the consent of such Bondholder, unless a non-payment has been cured pursuant to Section 5.02. The Issuer shall, however, be subject to only one consolidated lawsuit by the Bondholders, or by the Indenture Trustee on behalf of such Bondholders, for any one cause of action arising under this Indenture or otherwise.

     SECTION 5.09. Restoration of Rights and Remedies.

     If the Indenture Trustee or any Bondholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued, waived, rescinded or abandoned for any reason, or has been determined adversely to the Indenture Trustee or to such Bondholder, then and in every such case, subject to any determination in such Proceeding, the Issuer, the Indenture Trustee and the Bondholders shall be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and such Bondholders shall continue as though no such Proceeding had been instituted.

     SECTION 5.10. Rights and Remedies Cumulative.

     If any Issuer Event of Default should occur with respect to the Bonds, no right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Bondholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or otherwise in respect of an Issuer Event of Default, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 5.11. Delay or Omission Not Waiver.

     No delay or omission of the Indenture Trustee or any Bondholder to exercise any right or remedy accruing upon any Issuer Event of Default shall impair any such right or remedy or constitute a waiver of any such Issuer Event of Default or an acquiescence therein. Every right and remedy given by this Indenture or by law to the Indenture Trustee or to the Bondholders in respect of any Issuer Event of Default may be exercised from time to time, and as often as may be deemed expedient, to the extent permitted by applicable law, by the Indenture Trustee or the Bondholders, as the case may be.

     SECTION 5.12. Control by Bondholders.

     The Holders of Bonds representing more than 50% of the Voting Rights of such Bonds shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred on the Indenture Trustee; provided, that:

          (i) such direction shall not be in conflict with any rule of law or with this Indenture;

          (ii) the Indenture Trustee shall have been provided with indemnity reasonably satisfactory to it;

          (iii) any direction to the Indenture Trustee to declare all of the Bonds to be immediately due and payable following an Issuer Event of Default, or to rescind any such declaration, shall be by the Holders of Bonds representing more than 50% of the Voting Rights of each Class of Bonds;

          (iv) any direction to the Indenture Trustee to sell or liquidate the Trust Estate or any portion thereof shall be by the Holders of Bonds representing not less than 66-2/3% of the Voting Rights (or, in the case of a Class of Interest Only Bonds, the aggregate Notional Amount) of each Class of the Bonds (except that, notwithstanding the foregoing, if the condition to retention of the Trust Estate set forth in Section 5.05 has been satisfied and the Indenture Trustee elects to retain such Trust Estate pursuant to such section, then any direction to the Indenture Trustee by the Holders of less than all the Bonds to sell or liquidate such Trust Estate or any portion thereof shall be of no force and effect); and

          (v) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee which is not inconsistent with such direction.

Notwithstanding the rights of Bondholders set forth in this Section 5.12, subject to Section 6.01 hereof, the Indenture Trustee need not take any action which it determines might involve it in liability or may be unjustly prejudicial to the Bondholders not consenting.

     SECTION 5.13. Waiver of Past Issuer Defaults.

     Prior to the declaration of the acceleration of the maturity of the Bonds as provided in Section 5.02, the Holders of Bonds representing more than 50% of the Voting Rights of each Class of such Bonds may, on behalf of the Holders of all the Bonds, waive any past Issuer Default hereunder and its consequences, except an Issuer Default:

          (i) in the payment of principal of or interest on any Bond, which waiver shall require the waiver by the Holders of all of the Outstanding Bonds; or

          (ii) in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Bond, which waiver shall require the waiver by each Holder of an Outstanding Bond.

Upon any such waiver, such Issuer Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Issuer Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture. In the case of any such waiver, the Issuer, the Indenture Trustee and the Bondholders shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Issuer Default or impair any right consequent thereto.

     SECTION 5.14. Undertaking for Costs.

     All parties to this Indenture agree, and each Holder of a Bond by its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.14 shall not apply to any suit instituted by the Indenture Trustee, or to any suit instituted by any Bondholder, or group of Bondholders, holding Bonds that represent, in the aggregate, more than 10% of the Voting Rights of the Outstanding Bonds or to any suit instituted by any Bondholder for the enforcement of the payment of the principal of or interest on, or of the Redemption Price or Special Redemption Price for, any Bond on or after the Payment Date, Redemption Date or Special Redemption Date, as the case may be, on which such payment was due (provided that the failure to make such payment constitutes an Issuer Event of Default).

     SECTION 5.15. Waiver of Stay or Extension Laws.

     The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim to take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the exercise of any power herein granted to the Indenture Trustee, but will suffer and permit the exercise of every such power as though no such law had been enacted.

     SECTION 5.16. Sale of Trust Estate.

     (a) The power to effect any public or private sale of any portion of the Trust Estate pursuant to Section 5.04 shall not be exhausted by any one or more sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until either the entire Trust Estate shall have been sold or all amounts payable on the Bonds and under this Indenture with respect thereto shall have been paid. The Indenture Trustee may from time to time postpone any sale by public announcement made at the time and place of such sale. The Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for any such sale but such waiver does not apply to any amounts to which the Indenture Trustee is otherwise entitled under Section 6.07 of this Indenture.

     (b) The Indenture Trustee shall execute and deliver an appropriate instrument(s) of conveyance (without recourse against the Indenture Trustee) transferring its interest in any portion of the Trust Estate in connection with a sale thereof pursuant to Section 5.04. In addition, the Indenture Trustee is hereby irrevocably appointed an agent and attorney-in-fact of the Issuer to transfer and convey the Issuer's interest in any portion of the Trust Estate in connection with a sale thereof pursuant to Section 5.04, and to take all action necessary to effect such sale. No purchaser or transferee at such a sale shall have any obligation to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

     (c) Any sale of any portion of the Trust Estate shall be made in compliance with all applicable laws.

     SECTION 5.17. Action on Bonds.

     The Indenture Trustee's right to seek and recover judgment on the Bonds or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Bondholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or, subject to Section 2.07(g), upon any other of the assets of the Issuer.

                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

     SECTION 6.01. Certain Duties and Responsibilities.

     (a) Except during the continuance of an Issuer Event of Default:

          (1) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

          (2) in the absence of negligence or bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Indenture Trustee, the Indenture Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

     (b) In case an Issuer Event of Default has occurred and is continuing, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (c) No provision of this Indenture shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

          (i) this subsection shall not be construed to limit the effect of Subsection (a) of this Section 6.01;

          (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

          (iii) the Indenture Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the directions of the Holders of Bonds representing more than 50% of the Voting Rights of the Bonds (unless an alternative group of Bondholders is expressly permitted or required to authorize such action hereunder, in which case in accordance with the directions of such alternative group) relating to the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee, under this Indenture with respect to the Bonds.

     (d) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. In determining that such repayment or indemnity is not reasonably assured to it, the Indenture Trustee must consider not only the likelihood of repayment or indemnity by or on behalf of the Issuer but also the likelihood of repayment or indemnity from amounts payable to it from the Trust Estate pursuant to Sections 5.06 and 8.02(b).

     (e) The Indenture Trustee shall be under no obligation to institute any suit, or to take any remedial Proceeding under this Indenture, or to enter any appearance in or in any way defend any suit in which it may be made defendant, or to take any steps in the execution of the trusts created hereby or in the enforcement of any rights and powers hereunder until it shall be indemnified to its reasonable satisfaction against any and all costs and expenses, outlays and counsel fees and other reasonable disbursements and against all liability, except liability which is adjudicated to have resulted from its negligence or willful misconduct, in connection with any action so taken.

     (f) Notwithstanding any extinguishment of all right, title and interest of the Issuer in and to the Trust Estate following an Issuer Event of Default and a consequent declaration of acceleration of the Maturity of the Bonds, whether such extinguishment occurs through a foreclosure upon and sale of the Trust Estate to another Person, the acquisition of the Trust Estate by the Indenture Trustee or otherwise, the rights, powers and duties of the Indenture Trustee with respect to the Trust Estate (or the proceeds thereof) and the Bondholders, and the rights of the Bondholders, shall continue to be governed by the terms of this Indenture.

     (g) For all purposes under this Indenture, the Indenture Trustee shall not be deemed to have notice of any Issuer Default unless a Responsible Officer of the Indenture Trustee has actual knowledge thereof or unless written notice of any event which is in fact such an Issuer Default is received by the Indenture Trustee at the Corporate Trust Office, and such notice references the Bonds and this Indenture.

     (h) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this
Section 6.01; and, if and for so long as this Indenture is required to be qualified under the Trust Indenture Act, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee, including the provisions of this Section 6.01, shall be subject to the provisions of the Trust Indenture Act.

     SECTION 6.02. Notice of Issuer Defaults.

     (a) If an Issuer Default occurs and is continuing and if it is known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to each Bondholder as described in TIA ss.313(c) notice of such Issuer Default within ninety (90) days after it occurs (or, if it becomes known to a Responsible Officer of the Indenture Trustee after the end of such 90-day period, as soon as practicable after it becomes so known); provided that, except in the case of a default in the payment of the principal of or interest on any of the Bonds, the Indenture Trustee shall be protected in withholding such notice to the Bondholders for a period of no longer than 90 days if and so long as the board of directors, the executive committee or a trust committee composed of directors and/or Responsible Officers of the Indenture Trustee reasonably and in good faith determines that the withholding of such notice is in the best interest of the Bondholders.

     SECTION 6.03. Certain Rights of Indenture Trustee.

     Subject  to the  provisions  of  Section  6.01,  in  connection  with  this
Indenture:

     (a) the Indenture Trustee may request and rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order, as the case may be;

     (c) whenever in the administration of this Indenture the Indenture Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Indenture Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

     (d) the Indenture Trustee may consult with counsel, and the written advice of such counsel or any Opinion of Counsel rendered thereby shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (e) the Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Bondholders pursuant to this Indenture, unless such Bondholders shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;

     (f) the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Indenture Trustee in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney; provided that, if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture, the Indenture Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses as a condition to proceeding;

     (g) the Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys of the Indenture Trustee; provided that it shall remain liable for the acts of all such attorneys and agents;

     (h) to the extent a Person other than the Indenture Trustee is appointed by the Issuer to act as a Paying Agent, such Person shall be the sole agent of the Issuer, and the Indenture Trustee shall not be liable or responsible by reason of any act or omission of any such Person;

     (i) the Indenture Trustee shall not be liable or responsible by reason of any act or omission of the Master Servicer or the Special Servicer hereunder or under the Servicing Agreement, in each case that is not an Affiliate of the Indenture Trustee, unless the Indenture Trustee itself is acting in such capacity;

     (j) the Indenture Trustee shall not be liable or responsible for releases or releases and substitutions of any item of Collateral in compliance with any provision of this Indenture;

     (k) the Indenture Trustee shall not be required to provide any surety or bond of any kind in connection with the execution or performance of its duties hereunder; and

     (l) the Indenture Trustee shall not at any time have any responsibility or liability other than as may be expressly set forth in this Indenture or the Servicing Agreement for or with respect to the legality, validity or enforceability of any item of Mortgage Collateral.

     SECTION 6.04. Not Responsible for Recitals or Issuance of Bonds.

     The recitals contained herein and in the Bonds, except the certificates of authentication on the Bonds and any such recitals that constitute express representations, warranties, certifications or acknowledgments of or on the part of the Indenture Trustee, shall be taken as the statements of the Issuer or other appropriate party to this Indenture, and the Indenture Trustee assumes no responsibility for their correctness. The Indenture Trustee makes no representation as to the validity or sufficiency of this Indenture, the Bonds or the Trust Estate. The Indenture Trustee shall not be accountable for the use or application by the Issuer of the Bonds or of the proceeds thereof or for the use or application of any funds paid to the Master Servicer or the Special Servicer, as applicable, in respect of the Mortgage Collateral (unless it is acting in such capacity) or deposited into an Account established hereunder that is not maintained by it.

     SECTION 6.05. May Hold Bonds.

     The Indenture Trustee, any Paying Agent, the Bond Registrar or any other Agent, in its individual or any other capacity, may become the owner or pledgee of bonds and, subject to Sections 6.08 and 6.13, may otherwise deal with the Issuer or Owner Trustee with the same rights it would have if it were not Indenture Trustee, Paying Agent, Bond Registrar or such other Agent.

     SECTION 6.06. Money Held in Trust.

     Money held by the Indenture Trustee in trust hereunder need not be segregated from other funds except to the extent required herein or by law. The Indenture Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer and except to the extent of (i) income or other gain on investments of monies held in any Account, which investments are obligations of the Indenture Trustee, and (ii) income or other gain actually received by the Indenture Trustee on investments of monies held in any Account, including investments that are obligations of a third party.

     SECTION 6.07. Compensation and Reimbursement.

     (a) Subject to Section 6.07(b), the Issuer hereby agrees: (1) to pay or cause to be paid to the Indenture Trustee a monthly fee (payable out of the Bond Account) equal to one-twelfth of ___% of the aggregate Principal Amount of the Bonds as of the commencement of each calendar month, beginning with ________________, 199_, for all services rendered by the Indenture Trustee with respect to the Bonds (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); and

     (2) to reimburse, indemnify and hold harmless the Indenture Trustee and any director, officer, employee or agent of the Indenture Trustee for any loss, liability or "out-of-pocket" expense (including costs and expenses of litigation, and of investigation, counsel fees, damages, judgments and amounts paid in settlement) incurred in connection with any act or omission on the part of the Indenture Trustee hereunder or under the Servicing Agreement with respect to the Bonds or the Trust Estate (other than any expense expressly required to be borne thereby, any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties, or as may arise from a breach of any representation or warranty of the Indenture Trustee set forth herein or in the Servicing Agreement, and other than allocable overhead of the Indenture Trustee, such as costs for office space, office equipment, supplies and related expenses, employee salaries and related expenses, and similar internal costs and expenses).

     The Indenture Trustee agrees to fully perform its duties under this Indenture notwithstanding any failure on the part of the Issuer to make any payments, reimbursements or indemnifications to the Indenture Trustee pursuant to this Section 6.07(a); provided, however, that (subject to Section 6.07(b)) nothing in this Section 6.07 shall be construed to limit the exercise by the Indenture Trustee of any right or remedy permitted under this Indenture in the event of the Issuer's failure to pay or cause the payment of any sums due the Indenture Trustee pursuant to this Section 6.07.

     (b) The obligations of the Issuer set forth in Section 6.07(a) are nonrecourse obligations solely of the Issuer and will be payable only from the Trust Estate with respect to which any claim of the Indenture Trustee under this
Section 6.07 arose. In connection with the foregoing, the Indenture Trustee may from time to time deduct (or cause to be deducted and remitted to it) payments of all amounts due to it pursuant to Section 6.07(a) in connection with the Bonds from monies on deposit in the Bond Account.

     (c) The Indenture Trustee shall have, as security for the performance of the Issuer under this Section 6.07, a lien ranking senior to the lien of the Bonds with respect to which any claim of the Indenture Trustee under this
Section 6.07 arose upon all property and funds held or collected by the Indenture Trustee in its capacity as such as part of the Trust Estate; provided that the Indenture Trustee shall not institute any Proceeding seeking the enforcement of such lien against the Trust Estate unless such Bonds have been declared due and payable pursuant to Section 5.02 following an Issuer Event of Default, such declaration of acceleration and its consequences have not been rescinded and annulled, and monies collected by the Indenture Trustee are being applied in accordance with Section 5.06.

     SECTION 6.08. Eligibility; Disqualification.

     There shall at all times be hereunder an Indenture Trustee, and such Indenture Trustee (a) shall at all times be an institutional trustee that satisfies the requirements of TIA ss.310(a) and (b) must have (i) a combined capital and surplus of at least $_______________ and (ii) a long-term unsecured debt rating of at least _____ (or the equivalent) from each Rating Agency. If and for so long as this Indenture is required to be qualified under the Trust Indenture Act, the Indenture Trustee shall comply with and be subject to TIA ss.310(b); provided that there shall be excluded from the operation of TIA ss.310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA ss.310(b)(1) are met.

     SECTION 6.09. Resignation and Removal; Appointment of Successor.

     (a) No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee pursuant to this Article VI shall become effective until the acceptance of appointment by the successor Indenture Trustee in accordance with the applicable requirements of Section 6.10.

     (b) The Indenture Trustee may resign at any time by giving written notice of such resignation to the Issuer and by mailing notice of such resignation by first class mail, postage prepaid, to Holders of the Bonds, at their addresses appearing on the Bond Register.

     (c) If at any time:

          (1) the Indenture Trustee shall fail to comply with, or shall cease to be eligible under, Section 6.08, and the Indenture Trustee shall fail to resign after written request therefor has been delivered to the Indenture Trustee by the Issuer or has been delivered to the Indenture Trustee (with a copy to the Issuer) by any Bondholder who has been a bona fide Holder for at least six months, or

          (2) (A) the Indenture Trustee shall become incapable of acting with respect to their obligations hereunder, (B) there shall have been entered a decree or order for relief by a court having jurisdiction in the premises in respect of the Indenture Trustee in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Indenture Trustee or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days or (C) the Indenture Trustee commences a voluntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Indenture Trustee or of any substantial part of its property, or the making by it of any assignment for the benefit of creditors or the Indenture Trustee fails generally to pay its debts as such debts become due or takes any corporate action in furtherance of any of the foregoing, then, in any such case, the Issuer, by an Issuer Order, may and shall remove the Indenture Trustee.

     (d) If the Indenture Trustee shall fail to comply with, or cease to be eligible under, Section 6.08, any Bondholder that has been a bona fide Holder of such Bonds for at least six months may, on its own behalf and on behalf of all others similarly situated, petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

     (e) The Holders of Bonds representing more than 50% of the Voting Rights of the Bonds may at any time remove the Indenture Trustee by delivering to the Indenture Trustee to be removed and to the Issuer, copies of the record of the Act taken by the Holders, as provided in Section 14.03 hereof.

     (f) If the Indenture Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Indenture Trustee for any cause, and in any such case no successor Indenture Trustee shall otherwise have been appointed as provided herein, then the Issuer, by an Issuer Order, shall promptly appoint a successor Indenture Trustee in accordance with the applicable requirements of Section 6.10. If, within 60 days after such resignation, removal or incapacity, or the occurrence of such vacancy, a successor Indenture Trustee shall not have been appointed by the Issuer and shall not have accepted such appointment in accordance with the applicable requirements of Section 6.10, then a successor Indenture Trustee shall be appointed by Act of the Holders of Bonds representing more than 50% of the Voting Rights of the Bonds delivered to the Issuer and the retiring Indenture Trustee, and the successor Indenture Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.10, become the successor Indenture Trustee. If, within 120 days after such resignation, removal or incapacity, or the occurrence of such vacancy, no successor Indenture Trustee shall have been so appointed and accepted appointment in the manner required by Section 6.10, any Bondholder that has been a bona fide Holder for at least six months may, on its own behalf and on behalf of all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

     (h) The Issuer shall give notice of any resignation or removal of the Indenture Trustee by mailing notice of such event by first-class mail, postage prepaid, to the Holders of the Bonds as their names and addresses appear in the Bond Register. Each notice shall include the name of the successor Indenture Trustee and the address of its Corporate Trust Office.

     (i) In the event of any removal of or resignation by the Indenture Trustee, the Indenture Trustee's entitlement under Section 6.07 for compensation and reimbursement of costs and expenses accrued prior to the time of such resignation or removal, and all rights pertaining thereto, shall survive, provided, however, that if the Indenture Trustee is removed for cause, the Indenture Trustee's right to such compensation and reimbursement may be subject to offset for any damages relating to such removal.

     SECTION 6.10. Acceptance of Appointment by Successor.

     In case of the appointment hereunder of a successor Indenture Trustee, the successor Indenture Trustee so appointed shall execute, acknowledge and deliver to the Issuer and to the retiring Indenture Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Indenture Trustee shall become effective and such successor Indenture Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Indenture Trustee; provided that on the request of the Issuer or the successor Indenture Trustee, such retiring
Indenture Trustee shall, upon payment of its then unpaid fees and charges, execute and deliver an instrument transferring to such successor Indenture
Trustee all the rights, powers and trusts of the retiring Indenture Trustee, shall duly assign, transfer and deliver to such successor Indenture Trustee all property and money held by such retiring Indenture Trustee hereunder, and shall take such action as may be requested by the Issuer to provide for the appropriate interest in the Trust Estate to be vested in such successor Trustee (except that it shall not be responsible for the recording of such documents and instruments as may be necessary to give effect to the foregoing). Upon request of any such successor Indenture Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Indenture Trustee all such rights, powers and trusts referred to in this Section 6.10.

     Upon acceptance of appointment by a successor Indenture Trustee as provided in this Section 6.10, the Issuer shall mail notice thereof by first-class mail, postage prepaid, to the Holders of the Bonds at the Holders' addresses appearing upon the Bond Register. If the Issuer fails to mail such notice within 10 days after acceptance of appointment by such successor Indenture Trustee, such successor Indenture Trustee shall cause such notice to be mailed at the expense of the Issuer.

     Any successor Indenture Trustee hereunder must, at the time of such successor's acceptance of its appointment, meet the eligibility requirements set forth in Section 6.08.

     SECTION 6.11. Merger, Conversion, Consolidation or Succession to Business.

     Any institution into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any institution resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any institution succeeding to all or substantially all the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee hereunder, provided that such institution shall be otherwise qualified and eligible under Section 6.08, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

     SECTION 6.12. Preferential Collection of Claims against the Issuer.

     If and for so long as this Indenture is required to be qualified under the Trust Indenture Act, the Indenture Trustee shall be subject to TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b), and an Indenture Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated therein.

     SECTION 6.13. Separate Trustees and Co-Trustees.

     (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting legal requirements of the Trust Indenture Act, if applicable, or of any jurisdiction in which any part of a Trust Estate may at the time be located, the Indenture Trustee shall have the power to, and shall execute and deliver all instruments to, appoint one or more Persons to act as separate trustees or co-trustees hereunder, jointly with the Indenture Trustee, of any portion of a Trust Estate subject to this Indenture, and any such Persons shall be such separate trustee or co-trustee, with such powers and duties consistent with this Indenture as shall be specified in the instrument appointing such Person but without thereby releasing the Indenture Trustee from any of its duties hereunder. If the Indenture Trustee shall request the Issuer to do so, the Issuer shall join with the Indenture Trustee in the execution of such instrument, but the Indenture Trustee shall have the power to make such appointment  without  making  such  request.  A separate  trustee or  co-trustee appointed pursuant to this Section 6.13 need not meet the eligibility requirements of Section 6.08.

     (b) Every separate trustee and co-trustee shall, to the extent not prohibited by law, be subject to the following terms and conditions:

          (i) the rights, powers, duties and obligations conferred or imposed upon such separate or co-trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee, or the Indenture Trustee and such separate or co-trustee jointly, as shall be provided in the appointing instrument, except to the extent that under any law of any jurisdiction in which any particular act is to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate trustee or co-trustee;

          (ii) all powers, duties, obligations and rights conferred upon the Indenture Trustee, in respect of the custody of all cash deposited hereunder shall be exercised solely by the Indenture Trustee; and

          (iii) the Indenture Trustee may at any time by written instrument accept the resignation of or remove any such separate trustee or co-trustee, and, upon the request of the Indenture Trustee, the Issuer shall join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to make effective such resignation or removal, but the Indenture Trustee shall have the power to accept such resignation or to make such removal without making such request. A successor to a separate trustee or co-trustee so resigning or removed may be appointed in the manner otherwise provided herein.

     (c) Such separate trustee or co-trustee, upon acceptance of such trust, shall be vested with the estates or property specified in such instrument, jointly with the Indenture Trustee, and the Indenture Trustee shall take such action as may be necessary to provide for the appropriate interest in the Trust Estate to be vested in such separate trustee or co-trustee. Any separate trustee or co-trustee may, at any time, by written instrument constitute the Indenture Trustee, its agent or attorney in fact with full power and authority, to the extent permitted by law, to do all acts and things and exercise all discretion authorized or permitted by it, for and on behalf of it and in its name. If any separate trustee or co-trustee shall be dissolved, become incapable of acting, resign, be removed or die, all the estates, property, rights, powers, trusts, duties and obligations of said separate trustee or co-trustee, so far as permitted by law, shall vest in and be exercised by the Indenture Trustee, without the appointment of a successor to said separate trustee or co-trustee, until the appointment of a successor to said separate trustee or co-trustee is necessary as provided in this Indenture. The appointment of a separate or co-trustee shall in no way release the Indenture Trustee from any of its duties or responsibilities hereunder.

     (d) No co-trustee or separate trustee hereunder shall be liable by reason of any act or omission of the Indenture Trustee or of any other such trustee hereunder.

     (e) Any notice, request or other writing, by or on behalf of any Bondholder, delivered to the Indenture Trustee shall be deemed to have been delivered to all separate trustees and co-trustees.

     SECTION 6.14. Appointment of Custodians.

     The Indenture Trustee may, with the consent of the Issuer, appoint at the Trustee's own expense one or more Custodians to hold, as agent for the Indenture Trustee, all or a portion of any documents and/or instruments relating to the Mortgage Collateral otherwise required to be held by the Indenture Trustee hereunder; provided that if the Custodian is an Affiliate of the Indenture
Trustee such consent of the Issuer need not be obtained and the Indenture Trustee shall merely inform the Issuer of such appointment. Each Custodian shall be a depository institution supervised and regulated by a Federal or State banking authority, shall have combined capital and surplus of at least $10,000,000, shall be qualified to do business in the jurisdiction in which it holds any documents relating to any item of Mortgage Collateral, shall not be the Issuer, the Depositor, a Seller or any Affiliate of any of the foregoing Persons, and shall have in place a fidelity bond and errors and omissions policy, which satisfies the requirements set forth in (iii) of the definition of Qualified Insurer in Section 1.01 of the Servicing Agreement, covering such Custodian's officers and employees in connection with its activities under this Indenture. Each Custodian shall be subject to the same obligations, standard of care, protection and indemnities as would be imposed on, or would protect, the Indenture Trustee hereunder in connection with the retention of documents relating to any item of Mortgage Collateral directly by the Indenture Trustee.
The appointment of one or more Custodians shall not relieve the Indenture Trustee from any of its obligations hereunder, and the Indenture Trustee shall remain responsible for all acts and omissions of any Custodians.

     SECTION 6.15. Representations. The Indenture Trustee hereby represents and warrants to the Issuer and for the benefit of the Bondholders that:

     (a) As of the  Closing  Date,  the  Corporate  Trust  Office is  located at
-------------------------------------------.

     [Set forth other representations and warranties, if any, from the Indenture Trustee.]

                                   ARTICLE VII

                          BONDHOLDER LISTS AND REPORTS


     SECTION 7.01. Issuer to Furnish Indenture Trustee Names and Addresses of Bondholders.

     The Bond Registrar on behalf of the Issuer will furnish or cause to be furnished to the Indenture Trustee not more than five days after each January 1 and June 1 (commencing with the first such date that is not more than six months after the related Closing Date), and at such other times as the Indenture Trustee may request in writing, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Bondholders as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Bond Registrar, no such list shall be required to be furnished.

     SECTION 7.02. Preservation of Information; Communications to Bondholders.

     (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01. The Indenture Trustee may destroy any list furnished to it as provided in such
Section 7.01 upon receipt of a new list so furnished.

     (b) Bondholders may communicate pursuant to TIA ss. 312(b) with other Bondholders with respect to their rights under this Indenture or under the Bonds, and the Indenture Trustee shall comply with the TIA ss.312(b).

     (c) The Issuer, the Indenture Trustee and the Bond Registrar shall have the protection of TIA ss. 312(c).

     SECTION 7.03. Reports by Indenture Trustee.

     (a) Within 30 days after May 15 of each year (the "reporting date"), commencing with the first year after the Closing Date for the Bonds, the Indenture Trustee shall mail to all Bondholders as described in TIA ss. 313(c), a brief report, dated as of such reporting date with respect to such Bonds, that complies with TIA ss. 313(a). The Indenture Trustee shall also mail to all such Bondholders any reports required by TIA ss. 313(b). For purposes of the information required to be included in such reports pursuant to TIA ss.ss. 313(a)(3) or 313(b)(2), the principal amount of "indenture securities" outstanding on the date as of which such information is provided shall be the aggregate Principal Amount of Outstanding Bonds covered by the report.

     (b) A copy of each report required under this Section 7.03 shall, at the time of such transmission to Holders of the Bonds covered by such report, be filed by the Indenture Trustee with the Commission and with each securities exchange upon which the Bonds are listed. The Issuer will notify the Indenture Trustee when the Bonds are listed on any securities exchange.

     SECTION 7.04. Reports by Issuer.

     (a) The Issuer shall:

     (1) file with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act; or, if the Issuer is not required to file information, documents or reports pursuant to either of said sections, then it shall file with the Indenture Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

     (2) file with the Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

     (3) transmit or deliver to the Indenture Trustee, who shall, in turn, transmit by mail to all Bondholders described in TIA ss. 313(c), such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (1) and (2) of this Section 7.04(a) as may be required by rules and regulations prescribed from time to time by the Commission; and

     (4) furnish to the Indenture Trustee, not less often than annually, a certificate from the principal executive officer, principal financial officer or principal accounting officer of the Issuer as to such officer's knowledge of the Issuer's compliance with all conditions and covenants of this Indenture which compliance shall be determined without regard to any period of grace or requirement of notice provided hereunder.

     (b) Unless and until changed by notice in writing from the Issuer to the Indenture Trustee, the fiscal year of the Issuer shall end on December 31 of each year.

                                  ARTICLE VIII

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

     SECTION 8.01. Collection of Money.

     Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance from any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture, including all payments due and payable to the Indenture Trustee on or in respect of the Mortgage Collateral in accordance with the respective terms and conditions of the document or documents pursuant to which it is being serviced and administered, in the case of a Pledged Mortgage Loan or REO Property, or the respective terms and conditions of such Mortgage Collateral and the document or documents pursuant to which it was issued, in the case of a Pledged Mortgage-Backed Security. Except as otherwise expressly provided herein, the Indenture Trustee shall hold all such money and property received by it as part of the Trust Estate for which it was received and shall apply it as provided in this Indenture.

     All claims on and draws under any Enhancement shall be made by the Indenture Trustee or other specified Person in accordance with this Indenture and the Servicing Agreement.

     In the event that in any month any Paying Agent shall not have received when due a payment required to be made thereto with respect to any item or items of Mortgage Collateral in accordance with the respective terms and conditions of the document or documents pursuant to which such Mortgage Collateral is being serviced and administered, in the case of a Pledged Mortgage Loan or REO Property, or was issued, in the case of a Pledged Mortgage-Backed Security, such Paying Agent shall promptly notify the Indenture Trustee (except in the case where the Indenture Trustee is the Paying Agent), and in any event (subject to the terms and conditions of this Indenture and the Servicing Agreement) the Indenture Trustee shall, unless within three Business Days following the date on which such payment was scheduled to be made, such payment shall subsequently have been received by the Indenture Trustee or other Paying Agent or unless the Issuer makes provisions for such payment satisfactory to the Indenture Trustee, as soon as practicable thereafter request the designated paying agent for such item or items of Mortgage Collateral to make such payment on the earliest day permitted following such request. The Indenture Trustee may withdraw such request upon subsequent receipt of such payment. Notwithstanding any other provision hereof, the Paying Agent shall deliver to the Issuer or its designee any payment with respect to any item of Mortgage Collateral received after the scheduled date of receipt to the extent the Issuer or its designee previously made provisions for such payment satisfactory to the Paying Agent in accordance with this Section 8.01, and such payment shall not be deemed part of the Trust Estate.

     If following any request by the Indenture Trustee for payment of a late payment in accordance with the preceding paragraph, any default occurs in the making of such payment, or if a default occurs in any other performance required under any Servicing Agreement, any Pledged Mortgage-Backed Security or the document pursuant to which it was issued, any Credit Support Agreement or any Cash Flow Agreement, the Indenture Trustee may, and upon the request of the Issuer or the Holders of Bonds representing more than 50% of the Voting Rights of the Bonds shall, take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any rights or remedies with respect to an Issuer Event of Default under this Indenture as provided in Article V hereof.

     SECTION 8.02. Bond Account.

     (a) On or prior to the date hereof, the Indenture Trustee shall establish (and, at all times thereafter, the Indenture Trustee shall maintain) the Bond Account for the Bonds. The Bond Account shall consist solely of one or more Eligible Accounts established and maintained in the name of the Indenture Trustee (in such capacity) and, in each case, bearing a designation clearly indicating that such account and all funds deposited therein are held for the exclusive benefit of the Bondholders and, subject to the lien of this Indenture, the Issuer.

     The Indenture Trustee shall deposit or cause to be deposited in the Bond Account, upon receipt, (i) any and all amounts in respect of the Mortgage Collateral remitted or advanced under the Servicing Agreement from time to time and (ii) any amounts required to be deposited by the [Administrator] in connection with losses incurred with respect to investments of funds held in the Bond Account. Except as provided in this Indenture, the Indenture Trustee, in accordance with the terms of this Indenture, shall have exclusive control and sole right of withdrawal with respect to the Bond Account. Funds in the Bond Account shall not be commingled with any other monies. All monies deposited from time to time in the Bond Account (including any securities or instruments in which such monies are invested) shall be held by and under the control of the Indenture Trustee in the Bond Account for the benefit of the Bondholders and the Issuer as herein provided; provided, however, that all income and gain, if any, from monies or investments on deposit in the Bond Account shall constitute additional compensation for the [Administrator] and shall be subject to withdrawal at its direction from time to time. Any losses resulting from or arising in connection with investments of funds in the Bond Account shall be for the account of the [Administrator] (who shall promptly deposit into the Bond Account the amount of any such losses).

     (b) All of the funds on deposit in the Bond Account may be invested and reinvested by the Indenture Trustee at the written direction of the [Administrator] in one or more Permitted Investments, subject to the following requirements:

          (i) such Permitted Investments shall mature not later than one Business Day prior to the next Payment Date;

          (ii) the securities purchased with the monies in the Bond Account shall be deemed to be funds deposited in the Bond Account;

          (iii) each such Permitted Investment shall be made in the name of the Indenture Trustee (in its capacity as such) or in the name of a nominee of the Indenture Trustee under the Indenture Trustee's complete and exclusive dominion and control (or, if applicable law provides for perfection of pledges of an instrument not evidenced by a certificate or other instrument through registration of such pledge on books maintained by or on behalf of the issuer of such investment, a Permitted Investment may be made in such instrument notwithstanding that such instrument is not under the dominion and control of the Indenture Trustee, provided that such pledge is so registered);

          (iv) the Indenture Trustee shall have the sole control over such investment, the income thereon and the proceeds thereof;

          (v) other than the investments described in the second parenthetical phrase in clause (iii) above, any certificate or other instrument evidencing such investment shall be delivered directly to the Indenture Trustee or its agent; and

          (vi) the proceeds of each investment shall be remitted by the purchaser thereof directly to the Indenture Trustee for deposit in the Bond Account, subject to withdrawal by the Indenture Trustee as provided herein.

     In the absence of written direction from the [Administrator], funds on deposit in the Bond Account shall remain uninvested.

     (c) Unless the Bonds have been declared due and payable pursuant to Section
5.02 and payments and other collections from the Trust Estate are being applied pursuant to Section 5.06, the Indenture Trustee is authorized to make withdrawals from the Bond Account (the order set forth hereafter not constituting an order of priority for such withdrawals) (i) to make payments on the Bonds as provided herein, (ii) to pay the [Administrator] interest and other income earned on funds on deposit in the Bond Account, (iii) to pay [Administrative Expenses and Additional Expenses] in respect of the Issuer or the Trust Estate, and (iv) to withdraw any amounts deposited in the Bond Account in error.

     SECTION 8.03. Other Accounts.

     As and when required by the Servicing Agreement, the Issuer, the Indenture Trustee and the Paying Agent, as applicable, shall establish and maintain such other Accounts (in addition to the Bond Account) in respect of the Bonds as are specified by, and in such manner and amounts and with such depository institutions as are specified in, the Servicing Agreement. Deposits to and disbursements from such other Accounts, and investments of amounts held therein from time to time, shall be made as provided in the Servicing Agreement.

     SECTION 8.04. Release of Trust Estate.

     (a) Subject to the payment of the Indenture Trustee's fees and expenses pursuant to Section 6.07 and to the payment of any other Administrative Expenses, Servicing Expenses or Additional Expenses, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property, securities or funds constituting part of the Trust Estate from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances which are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

     (b) The  Indenture  Trustee  shall,  at such  time as  there  are no  Bonds
Outstanding, all sums due the Indenture Trustee pursuant to Section 6.07 have been paid, release any remaining portion of the Trust Estate from the lien of this Indenture and release any funds then on deposit in any Account.

     (c) Without restricting any other provision hereof regarding the release of property, securities or funds, the Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.04 only upon receipt of an Issuer Order accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) a certificate or opinion from an Accountant, in accordance with TIA ss. 314(c) and meeting the applicable requirements of
Section 14.01(a).

     (d) Upon any release of property, securities or funds in accordance with this Section 8.04, the Indenture Trustee shall automatically be released of any obligations and responsibilities with respect to the property, securities and funds so released (including being released from the claims of any Person against such property, securities or funds released).

     SECTION 8.05. Opinion of Counsel.

     The Indenture Trustee shall receive at least seven (7) days' notice when requested by the Issuer to take any action pursuant to Section 8.04(a), accompanied by copies of any instruments involved, and the Indenture Trustee shall also require, as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Bonds or the rights of the Holders of such Bond in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

     SECTION 9.01. Supplemental Indentures Without Consent of Bondholders.

     Without the consent of any Bondholders, the Issuer and the Indenture Trustee, at any time and from time to time, may amend this Indenture or enter into one or more indentures supplemental hereto, for any of the following purposes:

     (1) to correct and amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property; or

     (2) to add to the conditions, limitations and restrictions on the authorized amount, terms and purposes of the issuance, authentication and delivery of any Bonds, as herein set forth, additional conditions, limitations and restrictions thereafter to be observed;

     (3) to evidence the succession, in compliance with the applicable provisions herein, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer contained herein and in the Bonds; or

     (4) to add to the covenants of the Issuer or the Indenture Trustee, for the benefit of the Holders, or to surrender any right or power herein conferred upon the Issuer; or

     (5) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee; or

     (6) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provisions herein, or to amend any other provisions with respect to matters or questions arising under this Indenture, provided that such action shall not materially and adversely affect the interests of any of the Holders of the Bonds; or

     (7) to evidence and provide for the acceptance of appointment hereunder by a successor trustee and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Section 6.10 or 6.13; or

     (8) to modify this Indenture to the extent necessary to effect the Indenture Trustee's qualification under the Trust Indenture Act or to comply with the requirements of the Trust Indenture Act.

     The Indenture Trustee is hereby authorized to join in the execution of any such amendment or supplemental indenture and to make any further appropriate agreements and stipulations which may be therein contained or required. In connection with any such amendment or supplemental indenture, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel generally to the effect that such amendment will not adversely affect the federal income tax status of the Issuer or of the Trust Estate. The Indenture Trustee may, in its discretion, elect not to join in the execution of any amendment or supplemental indenture if it determines that any such amendment or supplemental indenture materially and adversely affects the rights, duties, liabilities and immunities of the Indenture Trustee.

     SECTION 9.02. Supplemental Indentures With Consent of Bondholders.

     With the consent of the Holders of Bonds representing more than 50% of the Voting Rights of each Class of Bonds, the Issuer and the Indenture Trustee may amend this Indenture or enter into one or more indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture with respect to such Bonds or of modifying in any manner the rights of the Bondholders under this Indenture; provided that no such amendment or supplemental indenture shall, without the consent of the Holder of each Outstanding Bond affected thereby:

     (1) change the date of payment of any installment of principal of or interest or premium, if any, on any Bond, or reduce the Principal Amount thereof, the Bond Interest Rate thereon or the Redemption Price with respect thereto, change the provisions of this Indenture relating to the application of payments, collections and/or distributions on, or the proceeds of the sale of, the Trust Estate to payments of principal of or interest or premium, if any on any Bonds or change any place of payment where, or the coin or currency in which, any Bond or the interest or premium, if any, thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in
Article V, to the payment of any such amount due on any Bond on or after the respective due dates thereof (or, in the case of redemption, on or after the applicable Redemption Date);

     (2) reduce the percentage of the Voting Rights for or allocated to, or the percentage of the aggregate Principal Amount or Notional Amount of, any Class, the consent of the Holders of Bonds representing which is required for any such supplemental indenture, or the consent of the Holders of Bonds representing which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

     (3) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

     (4) reduce the percentage of the Voting Rights allocated to, or the percentage of the aggregate Principal Amount or Notional Amount of, any Class of Bonds, the consent or direction of the Holders of Bonds representing which is required to allow or direct the Indenture Trustee to sell or liquidate the Trust Estate pursuant to Section 5.04 or Section 5.12;

     (5) modify any provision of this Section 9.02, except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Bond affected thereby;

     (6) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest, premium (if any) or principal due on any Bond on any Payment Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Holders of Bonds to the benefit of any provisions for the mandatory redemption of the Bonds contained herein; or

     (7) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Bond of the security afforded by the lien of this Indenture, except as otherwise expressly permitted hereby.

     The Indenture Trustee may in its discretion determine whether or not any Bonds would be affected by any amendment or supplemental indenture and any such determination shall be conclusive upon the Holders of all Bonds, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

     It shall not be necessary for the consent of Bondholders under this Section
9.02 to approve the particular form of any proposed amendment or supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

     For purposes of giving the consents contemplated by this Section 9.02, Bonds held by the Issuer, the Depositor and any Affiliate thereof will be given the same regard as Bonds held by any other Person.

     SECTION 9.03. [Reserved].

     SECTION 9.04. Delivery of Supplements and Amendments.

     Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture or amendment pursuant to the provisions hereof, the Indenture Trustee, at the expense of the Issuer payable out of the Trust Estate pursuant to Section 6.07, shall mail, first class postage prepaid, to each Holder of Bonds to which such supplemental indenture or amendment relates a notice setting forth in general terms the substance of such supplemental indenture or amendment. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture or amendment.

     SECTION 9.05. Execution of Supplemental Indentures.

     In executing, or permitting the additional trusts created by, any amendment or supplemental indenture permitted by this Article IX or in accepting the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, at the Issuer's expense payable out of the Trust Estate pursuant to Section 6.07, and subject to Sections 6.01 and 6.03, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such amendment or supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such amendment or supplemental indenture that affects the Indenture Trustee's own rights, duties or immunities under this Indenture or otherwise.

     SECTION 9.06. Effect of Supplemental Indentures.

     Upon the execution of any amendment, supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Bonds shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such amendment or supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     SECTION 9.07. Conformity with Trust Indenture Act.

     Every  amendment  and  supplemental  indenture  executed  pursuant  to this
Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be required to be qualified under the Trust Indenture Act.

     SECTION 9.08. Reference in Bonds to Supplemental Indentures.

     Bonds authenticated and delivered after the execution of any amendment or supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such amendment or supplemental indenture that affects such Bonds. If the Issuer or the Indenture Trustee shall so determine, new Bonds so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such amendment or supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Bonds affected by such amendment or supplemental indenture.

                                    ARTICLE X

                                    PAYMENTS

     SECTION 10.01. Payment of Principal, Premium (if any) and Interest.

     (a) All payments of interest, principal and other amounts made with respects to any Class of Bonds will be allocated pro rata among the Outstanding Bonds of such Class based on the respective Principal Amounts thereof.

     (b) On each Payment Date, unless the Bonds have been declared due and payable pursuant to Section 5.02 and payments and other collections from the Trust Estate are being applied pursuant to Section 5.06, the Indenture Trustee shall withdraw from the Bond Account and apply the Available Payment Amount for such Payment Date among the respective Classes of Bondholders and the Issuer for the following purposes and in the following order of priority, in each case to the extent of remaining funds:

          [(i) to the Holders of the Class A Bonds in respect of interest, pro rata as between the two Classes of Class A Bondholders based on entitlement, up to an amount equal to all unpaid interest accrued in respect of each such Class of Bonds through the end of the related Interest Accrual Period;

          (ii) to the Holders of the Class A Bonds in respect of principal, allocable as between the two Classes of Class A Bondholders as provided below, up to an amount equal to the lesser of (A) the then aggregate Principal Amount of the Class A Bonds and (B) the Principal Payment Amount for such Payment Date;

          (iii) to the Holders of the Class B Bonds in respect of interest, up to an amount equal to all unpaid interest accrued in respect of such Class of Bonds through the end of the related Interest Accrual Period;

          (iv) after the aggregate Principal Amount of the Class A Bonds has been reduced to zero, to the Holders of the Class B Bonds in respect of principal, up to an amount equal to the lesser of (A) the then aggregate Principal Amount of the Class B Bonds and (B) the excess, if any, of the Principal Payment Amount for such Payment Date over any amounts paid on such Payment Date in retirement of the Class A Bonds pursuant to clause
     (ii) above;

          (v) to the Holders of the Class C Bonds in respect of interest, up to an amount equal to all unpaid interest accrued in respect of such Class of Bonds through the end of the related Interest Accrual Period;

          (vi) after the aggregate Principal Amount of the Class A and Class B Bonds has been reduced to zero, to the Holders of the Class C Bonds in respect of principal, up to an amount equal to the lesser of (A) the then aggregate Principal Amount of the Class C Bonds and (B) the excess, if any, of the Principal Payment Amount for such Payment Date over any amounts paid on such Payment Date in retirement of the Class A and/or Class B Bonds pursuant to clauses (ii) and (iv) above;

          (vii) to the Holders of the Class D Bonds in respect of interest, up to an amount equal to all unpaid interest accrued in respect of such Class of Bonds through the end of the related Interest Accrual Period;

          (viii) after the aggregate Principal Amount of the Class A, Class B and Class C Bonds has been reduced to zero, to the Holders of the Class D Bonds in respect of principal, up to an amount equal to the lesser of (A) the then aggregate Principal Amount of the Class D Bonds and (B) the excess, if any, of the Principal Payment Amount for such Payment Date over any amounts paid on such Payment Date in retirement of the Class A, Class B and/or Class C Bonds pursuant to clauses (ii), (iv) and (vi) above;

          (ix) to the Holders of the Class E Bonds in respect of interest, up to an amount equal to all unpaid interest accrued in respect of such Class of Bonds through the end of the related Interest Accrual Period;

          (x) after the aggregate Principal Amount of the Class A, Class B, Class C and Class D Bonds has been reduced to zero, to the Holders of the Class E Bonds in respect of principal, up to an amount equal to the lesser of (A) the then aggregate Principal Amount of the Class E Bonds and (B) the excess, if any, of the Principal Payment Amount for such Payment Date over any amounts paid on such Payment Date in retirement of the Class A, Class B, Class C and/or Class D Bonds pursuant to clauses (ii), (iv), (vi) and
     (viii) above;

          (xi) to the Holders of the Class F Bonds in respect of interest, up to an amount equal to all unpaid interest accrued in respect of such Class of Bonds through the end of the related Interest Accrual Period;

          (xii) after the aggregate Principal Amount of the Class A, Class B, Class C, Class D and Class E Bonds has been reduced to zero, to the Holders of the Class F Bonds in respect of principal, up to an amount equal to the lesser of (A) the then aggregate Principal Amount of the Class F Bonds and
     (B) the excess, if any, of the Principal Payment Amount for such Payment Date over any amounts paid on such Payment Date in retirement of the Class A, Class B, Class C, Class D and/or Class E Bonds pursuant to clauses (ii),
     (iv), (vi), (viii) and (x) above;

          (xiii) if, after giving effect to the payments of principal on the Bonds contemplated by clauses (ii), (iv), (vi), (viii), (x) and (xii) above, the aggregate Principal Amount of all the Bonds still exceeds the then aggregate Stated Principal Balance of the Mortgage Pool, then to the holders of the Class A Bonds (allocable as between the two Classes of Class A Bondholders as described below), the Class B Bonds, the Class C Bonds, the Class D Bonds, the Class E Bonds and the Class F Bonds, in that order, in respect of principal, until (in the case of each Class of Bonds on which payments of principal are so made) such excess (or the aggregate Principal Amount of such Class of Bonds) is reduced to zero (whichever occurs first); and

          (xiv) to, or at the direction of, the Issuer in an amount equal to the entire remaining portion, if any, of the Available Payment Amount for such Payment Date.]

     [On each Payment Date prior to the Class A Principal Payment Cross-Over Date, if any, all payments of principal on the Class A Bonds pursuant to clause
(i) or clause (xiii) of this Section 10.01(b) will be paid, first, to the Holders of the Class A-1 Bonds, until the aggregate Principal Amount of such Class of Bonds is reduced to zero, and thereafter, to the Holders of the Class A-2 Bonds, until the aggregate Principal Amount of such Class of Bonds is reduced to zero. On each Payment Date on and after the Class A Principal Payment Cross-Over Date, all payments of principal on the Class A Bonds pursuant to clause (i) or clause (xiii) of this Section 10.01(b) will be paid to the Holders of such two Classes of Bonds, pro rata, in accordance with their respective aggregate Principal Amounts outstanding immediately prior to such Payment Date, until the aggregate Principal Amount of each such Class of Bonds is reduced to zero.]

     (c) On each Payment Date, unless the Bonds have been declared due and payable pursuant to Section 5.02 and payments and other collections from the Trust Estate are being applied pursuant to Section 5.06, the Indenture Trustee shall withdraw from the Bond Account and apply an amount equal to the Prepayment Premiums collected during the related Collection Period among the respective Classes of Bondholders and the Issuer for the following purposes and in the following order of priority, in each case to the extent of remaining funds:

          [(i) to the Holders of the Class A Bonds in respect of additional interest, pro rata as between the two Classes of Class A Bondholders based on entitlement, up to an amount equal to the Yield Maintenance Amount for each such Class of Bonds for such Payment Date;

          (ii) to the Holders of the Class B Bonds in respect of additional interest, up to an amount equal to the Yield Maintenance Amount for such Class of Bonds for such Payment Date;

          (iii) to the Holders of the Class C Bonds in respect of additional interest, up to an amount equal to the Yield Maintenance Amount for such Class of Bonds for such Payment Date;

          (iv) to the Holders of the Class D Bonds in respect of additional interest, up to an amount equal to the Yield Maintenance Amount for such Class of Bonds for such Payment Date;

          (v) to the Holders of the Class E Bonds in respect of additional interest, up to an amount equal to the Yield Maintenance Amount for such Class of Bonds for such Payment Date;

          (vi) to the Holders of the Class F Bonds in respect of additional interest, up to an amount equal to the Yield Maintenance Amount for such Class of Bonds for such Payment Date; and

          (vii) to, or at the direction of, the Issuer in an amount equal to the entire remaining portion, if any, of such Prepayment Premiums for such Payment Date.]

     (d) If the Bonds have been  declared  due and  payable  pursuant to Section
5.02 and payments and other collections from the Trust Estate are to be applied pursuant to Section 5.06, then the portion of such payments and other collections allocable to make payments on the Bonds on each Payment Date shall be applied among the respective Classes of Bondholders for the following purposes and in the following order of priority, in each case to the extent of remaining funds:

          [(i) to the Holders of the Class A Bonds in respect of interest, pro rata as between the two Classes of Class A Bondholders based on entitlement, up to an amount equal to all unpaid interest accrued in respect of each such Class of Bonds through the end of the related Interest Accrual Period;

          (ii) to the Holders of the Class A Bonds in respect of principal, pro rata as between the two Classes of Class A Bondholders based on their respective aggregate Principal Amounts, until such Bonds are retired;

          (iii) to the Holders of the Class B Bonds in respect of interest, up to an amount equal to all unpaid interest accrued in respect of such Class of Bonds through the end of the related Interest Accrual Period;

          (iv) after the aggregate Principal Amount of the Class A Bonds has been reduced to zero, to the Holders of the Class B Bonds in respect of principal, until such Bonds are retired;

          (v) to the Holders of the Class C Bonds in respect of interest, up to an amount equal to all unpaid interest accrued in respect of such Class of Bonds through the end of the related Interest Accrual Period;

          (vi) after the aggregate Principal Amount of the Class A and Class B Bonds has been reduced to zero, to the Holders of the Class C Bonds in respect of principal, until such Bonds are retired;

          (vii) to the Holders of the Class D Bonds in respect of interest, up to an amount equal to all unpaid interest accrued in respect of such Class of Bonds through the end of the related Interest Accrual Period;

          (viii) after the aggregate Principal Amount of the Class A, Class B and Class C Bonds has been reduced to zero, to the Holders of the Class D Bonds in respect of principal, until such Bonds are retired;

          (ix) to the Holders of the Class E Bonds in respect of interest, up to an amount equal to unpaid interest accrued in respect of such Class of Bonds through the end of the related Interest Accrual Period;

          (x) after the aggregate Principal Amount of the Class A, Class B, Class C and Class D Bonds has been reduced to zero, to the Holders of the Class E Bonds in respect of principal, until such Bonds are retired;

          (xi) to the Holders of the Class F Bonds in respect of interest, up to an amount equal to all unpaid interest accrued in respect of such Class of Bonds through the end of the related Interest Accrual Period; and

          (xii) after the aggregate Principal Amount of the Class A, Class B, Class C, Class D and Class E Bonds has been reduced to zero, to the Holders of the Class F Bonds in respect of principal, until such Bonds are retired.]

     [(e) Until such time as the Indenture Trustee receives contrary instructions from the Owner Trustee in writing, the Indenture Trustee is hereby authorized and agrees to make all payments that are to be made to or at the direction of the Issuer pursuant to either of subsections (b) or (c) of this
Section 10.01 or pursuant to Section 5.06 directly to the Depositor as the sole holder of all the Owner Trust Certificates, by wire transfer in accordance with written wiring instructions provided by the Depositor. This Section 10.01(e) shall constitute a direction made by the Owner Trustee in accordance with
Section 4.2 of the Deposit Trust Agreement, and all payments made pursuant to this Section 10.01(e) shall constitute distributions made pursuant to Section
4.2 of the Deposit Trust Agreement. The Indenture Trustee agrees to accept and act in accordance with such alternative payment instructions with respect to monies payable to or at the direction of the Issuer as the Owner Trustee shall provide in writing no less than five Business Days prior to the related Payment Date. In connection with making any payments pursuant to this Section 10.01(e), the Indenture Trustee shall promptly provide to the Owner Trustee and the Administrator by facsimile transmission and first-class mail, postage prepaid, a written statement detailing the amounts so paid.]

     (f) Subject to Section 2.07(g), the Issuer shall duly and punctually pay the principal of, premium (if any) on and interest on the Bonds in accordance with the terms of the Bonds and this Indenture. Amounts properly withheld under the Code by any Person from a payment to any Bondholder of interest, premium (if any) or principal shall be considered as having been paid by the Issuer to such Bondholder for all purposes of this Indenture.

                                   ARTICLE XI

                     OPTIONAL REDEMPTION OF BONDS BY ISSUER
                         AND SPECIAL REDEMPTION OF BONDS

     SECTION 11.01. Optional Redemption by Issuer.

     (a) Provided that no Issuer Event of Default has occurred and is continuing, the Issuer may, at its option, redeem Bonds of any Class, in whole or in part, at the applicable Redemption Price therefor, on a random lot or pro rata basis, on any Payment Date as of which the aggregate Principal Amount of such Class is less than or equal to ___% of the initial aggregate Principal Amount thereof. If the Issuer shall elect to redeem Bonds pursuant to this
Section 11.01, it shall furnish notice of such election to the Indenture Trustee not later than 30 days prior to the Redemption Date whereupon all such Bonds shall be due and payable and the Issuer shall furnish a notice complying with
Section 11.02 to each Holder of the Class or Classes being called for redemption pursuant to this Section 11.01. The Issuer's option to redeem Bonds shall be evidenced by an Issuer Order directing the Indenture Trustee to redeem Bonds in the aggregate Principal Amount or Notional Amount (as the case may be), on the Redemption Date and at the Redemption Price specified in such Issuer Order.

     (b) The  Redemption  Price  for any Bond to be  redeemed  pursuant  to this
Section 11.01 will be equal to 100% of the outstanding Principal Amount of such Bond, together with accrued and unpaid interest thereon at the applicable Bond Interest Rate through the end of the Interest Accrual Period relating to the Payment Date that will also constitute the Redemption Date.

     (c) In the case of a redemption pursuant to this Section 11.01, on or before the Business Day next preceding the date on which notice of redemption is to be given as provided in Section 11.02, the Issuer shall deposit with the Paying Agent cash or Permitted Investments, in an amount sufficient (together with any amounts then available for such purpose in the related Bond Account and/or any other Pledged Fund or Account) to provide for payment on the Redemption Date of the Redemption Price for the Bonds to be redeemed.

     (d) On any Redemption Date, following the payments to be made on such date pursuant to Article X, the Indenture Trustee shall withdraw from the Bond Account and, subject to Section 2.07(e) hereof, pay to the Holders of the Bonds to be redeemed the full Principal Amount thereof, together with any unpaid interest thereon through the end of the related Interest Accrual Period.]

     SECTION 11.02. Form of Optional Redemption or Special Redemption Notice.

     Notice of redemption under Section 11.01 or of any special redemption under
Section 11.04 shall be given by the Issuer (or by the Indenture Trustee at the Issuer's expense, if the Issuer, not less than 20 days prior to the applicable Redemption Date or Special Redemption Date, as the case may be, requests the Indenture Trustee to give such notice of redemption and furnishes to the Indenture Trustee the proposed form thereof, complying with this Section 11.02) by first-class mail, postage prepaid, mailed not less than 10 days prior to the applicable Redemption Date, or five days prior to the applicable Special Redemption Date, as the case may be, to each Person in whose name a Bond to be redeemed is registered as of the close of business on the Regular Record Date preceding the applicable Redemption Date that is also a Payment Date, or on the Special Redemption Record Date preceding the applicable Special Redemption Date, at such Holder's address appearing in the Bond Register; provided, however, that no such notice of optional redemption shall be mailed by the Indenture Trustee unless the Bond Account contains funds sufficient to pay the Redemption Price for the Bonds to be redeemed.

          (1) the Redemption Date or Special Redemption Date, as applicable;

          (2) the Redemption Price or Special Redemption Price, as applicable;

          (3) if Bonds of a Class are not to be paid in full on a Special Redemption Date, that the Special Redemption Price will become due and payable on such Special Redemption Date with respect to the principal amount of each Individual Bond as shall be specified in such notice, that the amount payable in respect of the principal amount of each such Bond shall be limited to the principal portion of the Special Redemption Price therefor, that no interest shall accrue on such principal amount to be so redeemed for any period after the Designated Interest Accrual Date for such Special Redemption Date and that payment of the Special Redemption Price will be paid by check mailed to the Persons whose names appear as the registered Holders thereof on the Bond Register as of the Special redemption Record Date applicable to such Special Redemption Date and identified in such notice of redemption; and

          (4) if Bonds of a Class are to be paid in full on a Redemption Date or a Special Redemption Date, the fact of such expectation of payment in full, the place(s) where such Bonds may be surrendered for payment of the Redemption Price or the Special Redemption Price, as the case may be (which shall include the office or agency to be maintained as provided in Section 3.02), and that no interest shall accrue on such Bonds for any period after either the end of the Interest Accrual Period relating to such Redemption Date or the Designated Interest Accrual Date for such Special Redemption Date, as the case may be.

     Notice of redemption or special redemption as specified herein shall be given by the Issuer, or by the Indenture Trustee in the name of and at the expense of the Issuer if the Issuer requests the Indenture Trustee to do so as provided above in this Section 11.02. Failure to give notice of redemption or special redemption, or any defect therein, to any Holder of any Bond selected for redemption or special redemption shall not impair or affect the validity of the redemption or special redemption of any other Bond so selected.

     SECTION 11.03. Bonds Payable on Redemption Date or Special Redemption Date.

     Notice of redemption or special redemption having been given as provided in
Section 11.02, the Bonds or portions thereof to be redeemed shall, on the applicable Redemption Date or Special Redemption Date, as the case may be, become due and payable at the Redemption Price or Special Redemption Price, as the case may be, and unless (a) the Issuer shall default in the payment of the Redemption Price or Special Redemption Price, as the case may be, or (b) no interest shall accrue on the Principal Amount of such Bonds or portions thereof to be redeemed for any period after the end of the Interest Accrual Period relating to such Redemption Date or after the Designated Interest Accrual Date for such Special Redemption Date, as the case may be.

     [SECTION 11.04. Special Redemptions.

     (a) If the Payment Date occurs less frequently than every month, and if the Indenture Trustee or other specified Person determines that the amount anticipated to be on deposit in the related Bond Account and available to make payments on the Bonds on the next succeeding Payment Date shall be insufficient to pay interest and/or principal expected or assumed, as the case may be, to be due and payable on the Bonds on such date, then, the Bonds of any Class may be subject to special redemption, in whole or in part, at the applicable Special Redemption Price therefor, on a pro rata basis, on any Special Redemption Date in any calendar month during which the Payment Date does not also occur.

     (b) There shall be no limit upon the number of times the Issuer may call Bonds for special redemption and more than one Special Redemption Date may be fixed by the Issuer between two succeeding Payment Dates so long as (i) the requisite determinations contemplated by Section 11.04(a) are made, (ii) the other requirements of this Article XI are complied with and (iii) no more than one Special Redemption Date shall be scheduled in any calendar month.

     (c) The Special Redemption Price for any Bond to be redeemed in connection with a special redemption pursuant to this Section 11.04 will be equal to 100% of the outstanding Principal Amount of such Bond or portion thereof to be so redeemed, together with accrued and unpaid interest thereon at the applicable Bond Interest Rate from the first day following the Interest Accrual Period relating to the Payment Date immediately preceding the Special Redemption Date (or from the Accrual Date in the case of a special redemption prior to the first Payment Date) through the Designated Interest Accrual Date for the Special Redemption Date.

                                   ARTICLE XII

                              BONDHOLDERS' MEETING

     SECTION 12.01. Purposes for Which Meetings May Be Called.

     A meeting of Bondholders of any Class may be called at any time and from time to time pursuant to the provisions of this Article XII for any of the following purposes:

          (a) to give any notice to the Issuer or to the Indenture Trustee, to give any direction to the Indenture Trustee, to consent to the waiver of any default hereunder and its consequences, or to take any other action authorized to be taken by Bondholders pursuant to any of the provisions of
     Article V;

          (b) to remove the Indenture Trustee and appoint a successor trustee pursuant to the provisions of Article VI;

          (c) to consent to the execution of an amendment or amendments hereof or to an indenture or indentures supplemental hereto pursuant to the provisions of Article IX; or

          (d) to take any other action authorized to be taken by or on behalf of the Holders of any Class under any other provision of this Indenture or under applicable law.

     SECTION 12.02. Manner of Calling Meetings.

     The Indenture Trustee may at any time call a meeting of Bondholders of any Class to take any action specified in Section 12.01, to be held at such time and at such place in the continental United States as the Indenture Trustee shall determine. Notice of every meeting of the Bondholders of any Class, setting forth the time and the place of such meeting, shall be mailed not less than 20 or more than 60 days prior to the date fixed for the meeting to each such Bondholder as provided in Section 14.05. Any failure of the Indenture Trustee to mail notice to every Bondholder of the applicable Class or any defect in mailing the notice shall not impair or affect the validity of the meeting. The Indenture Trustee may fix, in advance, a date as the record date for determining the Bondholders of the applicable Class entitled to notice of or to vote at any such meeting not less than 20 nor more than 75 days prior to the date fixed for such meeting.

     SECTION 12.03. Call of Meeting by Issuer or Bondholders.

     If, at any time the issuer, pursuant to an Issuer Order, shall have requested the Indenture Trustee to call a meeting of the Bondholders of any Class, or the Holders of Bonds representing at least 10% of the Voting Rights of any Class shall have requested the Indenture Trustee to call a meeting of Bondholders of such Class, to take any action authorized in Section 12.01, by written request setting forth in reasonable detail the action proposed to be taken at such meeting, and the Indenture Trustee shall not have mailed notice of such meeting within 15 days after receipt of such request, then the Issuer or the Holders of Bonds of the applicable Class representing at least 10% of the Voting Rights of such Class may determine the time and the place for such meeting, the record date for determining the Bondholders entitled to notice of or to vote at such meeting, and may call such meeting only to take any action authorized in Section 12.01, by mailing notice thereof as provided in Section 12.02.

     SECTION 12.04. Who May Attend and Vote at Meetings.

     To attend and to be entitled to vote at any meeting of Bondholders a Person shall (i) be a Holder on the applicable record date of one or more Bonds of the Class with respect to which such meeting was called or (ii) be a Person appointed by an instrument in writing as proxy by a Holder described in the immediately preceding clause (i). The only Persons who shall be entitled to be present or to speak at any meeting of Bondholders of any Class shall be the Persons entitled to vote at such meeting and their counsel, and any representatives of the Issuer and the Indenture Trustee and their counsel.

     SECTION 12.05. Regulations May Be Made by Indenture Trustee.

     Notwithstanding any other provisions of this Indenture, the Indenture Trustee may make such reasonable regulations as it may deem advisable for any meeting of Bondholders, in regard to proof of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Bonds shall be proved in the manner specified in Section 14.03 and the appointment of any proxy shall be proved in the manner specified in such
Section 14.03; provided, however, that such regulations may provide that written instruments appointing proxies regular on their face may be presumed valid and genuine without the proof hereinabove or in such Section 14.03 specified.

     The Indenture Trustee shall, by written instrument, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Issuer or by Bondholders as provided in Section 12.03, in which case the Issuer or the Bondholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and permanent secretary of the meeting shall be elected by majority vote (calculated in accordance with the following paragraph) of the Persons present at the meeting and entitled to vote.

     At any meeting of Holders, each Person entitled to vote at such meeting shall be entitled to one vote for each Individual Bond of the applicable Class held and/or represented by such Person; provided, however, that no vote shall be cast or counted at any meeting in respect of any Bond challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Bonds held by him or instruments in writing as aforesaid duly designating such chairperson as the proxy to vote on behalf of other Bondholders. Any meeting of Bondholders duly called pursuant to the provisions of Section 12.02 or 12.03 may be adjourned from time to time, and the meeting may be held as so adjourned without further notice.

     At any meeting of Holders, the presence of Persons holding or representing Bonds of the applicable Class in Voting Rights sufficient to take action upon the business for the transaction of which such meeting was called, shall be necessary to constitute a quorum; but, if less than a quorum be present, the Persons holding or representing Bonds of the applicable Class with Voting Rights of more than 50% of the Voting Rights of all the Bonds of such Class represented at the meeting may adjourn such meeting with the same effect, for all intents and purposes, as though a quorum had been present.

     SECTION 12.06. Manner of Voting at Meetings and Records To Be Kept.

     The vote upon any matter submitted to any meeting of Bondholders shall be by written ballots on which shall be subscribed the signatures of such Holders or of their representatives by proxy and the serial number or numbers of the Bonds of the applicable Class held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Bondholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in
Section 12.02. The record shall show the serial numbers of the Bonds voting in favor of and against any resolutions. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Issuer and the other to the Indenture Trustee to be preserved by the Indenture Trustee.

     Any record so signed and verified shall be conclusive evidence of the matters therein stated.

     SECTION 12.07. Exercise of Rights of Indenture Trustee and Bondholders Not To Be Hindered or Delayed.

     Nothing contained in this Article XII shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Bondholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Indenture Trustee or to the Bondholders under any of the provisions of this Indenture or of the Bonds. Any action specified in Section
12.01 may be effected by Act of the appropriate Bondholders or in any other manner permitted hereby, without any meeting being called pursuant to this
Article XII.

                                  ARTICLE XIII

                        MORTGAGE COLLATERAL AND SERVICING

     SECTION 13.01. Delivery of Mortgage Collateral.

     (a) In connection with the Grant of the Trust Estate by the Issuer to secure the Bonds, the Issuer shall deliver to and deposit with, or cause to be delivered to and deposited with, the Indenture Trustee or a Custodian appointed thereby (with copies to the Master Servicer), on or before the Closing Date, the Mortgage File for each Pledged Mortgage Loan and a fully executed copy of the Mortgage Loan Purchase Agreement.

     (b) The Indenture Trustee shall deliver to the Master Servicer within ___ days after the Closing Date each assignment of Mortgage and assignment of Assignment of Leases in favor of the Indenture Trustee referred to in clauses
(iv) and (v) of the definition of "Mortgage File" and each UCC-2 and UCC-3 in favor of the Indenture Trustee referred to in clause (viii) of the definition of "Mortgage File"; and, pursuant to the Servicing Agreement, the Master Servicer shall, at the Seller's expense, as to each Pledged Mortgage Loan, be required promptly (and in any event within ___ days following the Closing Date) to cause each such document to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, as the Master Servicer deems appropriate. Each such assignment shall reflect that it should be returned by the public recording office to the Indenture Trustee following recording, and each such UCC-2 and UCC-3 shall reflect that the file copy thereof should be returned to the Indenture Trustee following filing; provided that in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases the Master Servicer shall be required, pursuant to the Servicing Agreement, to obtain therefrom a certified copy of the recorded original. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Issuer shall promptly prepare or cause to be prepared a substitute therefor or cure such defect, as the case may be, and thereafter the Master Servicer shall upon receipt thereof cause the same to be duly recorded or filed, as appropriate.

     (c) The Issuer shall deliver to and deposit with, or cause to be delivered to and deposited with, the Master Servicer all documents and records in the possession of the Issuer or the Seller that relate to the Pledged Mortgage Loans necessary for the servicing of the Mortgage Loans and that are not required to be a part of a Mortgage File in accordance with the definition thereof, and the Master Servicer shall hold all such documents and records on behalf of the Indenture Trustee in trust for the benefit of the Bondholders and, subject to the lien of this Indenture, the Issuer.

     (d) The Indenture Trustee, by its execution and delivery of this Agreement, acknowledges receipt by it or a Custodian on its behalf, subject to the proviso in the definition of Mortgage File, to any exceptions noted on the Schedule of Exceptions to Mortgage File Delivery attached hereto as Exhibit C, to the provisions of Section 13.01(f) and to the further review provided for in Section 13.01(e), of (i) the Mortgage File with respect to each Pledged Mortgage Loan,
(ii) a fully executed  counterpart of the Mortgage Loan Purchase Agreement,  and
(iii) all other assets delivered to it and included in the Trust Estate, in good faith and without notice of any adverse claim, and declares that it or a Custodian on its behalf holds and will hold such documents and the other documents received by it that constitute portions of the Mortgage Files, and that it holds and will hold such other assets included in the Trust Estate, in trust for the exclusive use and benefit of all present and future Bondholders and, subject to the lien of this Indenture, the Issuer. In addition, the Indenture Trustee hereby certifies to the Issuer, the Master Servicer and the Special Servicer and for the benefit of the Bondholders that, as to each Pledged Mortgage Loan listed on the Schedule of Collateral, except as specifically identified in the Schedule of Exceptions to Mortgage File Delivery attached hereto as Exhibit C, (i) all documents specified in clauses (i), (ii), (iv),
(vii) and (viii) of the definition of "Mortgage File" are in its possession or the possession of a Custodian on its behalf, (ii) all documents referred to in clause (i) of this sentence received by it or any Custodian with respect to such Pledged Mortgage Loan have been reviewed by it or by such Custodian on its behalf and appear regular on their face (handwritten additions, changes or corrections shall not constitute irregularities if initialed by the Mortgagor) and purport to relate to such Pledged Mortgage Loan, and (iii) based on such examination and only as to the foregoing documents, the information set forth in the Schedule of Mortgage Collateral with respect to Mortgage Rate, original principal balance and Stated Maturity Date accurately reflects the information set forth in the Mortgage File.

     The Indenture Trustee shall not (i) transfer legal title to, or release from the lien of this Indenture, any of the Pledged Mortgage Loans or any other asset constituting all or a portion of the Trust Estate (except as expressly provided herein or permitted hereby) or (ii) permit any of the Pledged Mortgage Loans or any other asset constituting all or a portion of the Trust Estate to be subjected to any lien, claim or encumbrance arising by, through or under the Indenture Trustee or any Person claiming by, through or under the Indenture Trustee.

     (e) On or about the ___ day following the Closing Date (and, if any exceptions are noted, again on or about the first anniversary of the Closing
Date), the Indenture Trustee shall, subject to Section 13.01(f), certify in writing to the Issuer, the Master Servicer and the Special Servicer and for the benefit of the Bondholders that, as to each Pledged Mortgage Loan listed on the Schedule of Collateral (other than any Pledged Mortgage Loan as to which a Liquidation Event has occurred or any Pledged Mortgage Loan specifically identified in any exception report annexed thereto as not being covered by such certification): (i) all documents specified in clauses (i) through (v), (vii) and (viii) of the definition of "Mortgage File" are in its possession, (ii) all documents received by it or any Custodian with respect to such Pledged Mortgage Loan have been reviewed by it or by such Custodian on its behalf and appear regular on their face (handwritten additions, changes or corrections shall not constitute irregularities if initialed by the Mortgagor) and purport to relate to such Pledged Mortgage Loan, and (iii) based on the examinations referred to in Section 13.01(d) above and this Section 13.01(e) and only as to the foregoing documents, the information set forth in the Schedule of Mortgage Collateral with respect to the Mortgage Rate, original principal balance and Stated Maturity Date accurately reflects the information set forth in the Mortgage File.

     (f) Neither the Indenture Trustee nor any Custodian is under any duty or obligation to inspect, review or examine any of the documents, instruments, certificates or other papers relating to the Pledged Mortgage Loans delivered to it to determine that the same are valid, legal, effective, genuine, enforceable, in recordable form, sufficient or appropriate for the represented purpose or that they are other than what they purport to be on their face.

     (g) If either party hereto discovers that any document constituting a part of a Mortgage File has not been properly executed, is missing, contains information that does not conform in any respect with the corresponding information set forth in the Schedule of Mortgage Collateral (and the terms of such document have not been modified by written instrument contained in the Mortgage File), or does not appear to be regular on its face (each, a "Document Defect"), or if either party hereto discovers a breach of any representation or warranty of the Seller relating to a Pledged Mortgage Loan set forth in the Mortgage Loan Purchase Agreement (a "Breach"), such party shall give prompt written notice thereof to the other party and to the Master Servicer and the Special Servicer.

     (h) Promptly upon its discovery or receipt of notice of any Document Defect that materially and adversely affects the value of any Mortgage Loan or the interests of the Bondholders therein, the Issuer shall either (i) cure such Document Defect in all material respects within [90] days of its receipt of notice of such Document Defect (or if such Document Defect is capable of being cured but not within such [90-day] period, the Issuer has commenced and is diligently proceeding with the cure of such Document Defect within such 90-day period, and the Issuer shall have delivered to the Indenture Trustee and the Master Servicer a certification that such Document Defect is not capable of being cured within an initial 90-day period, specifying what actions it is pursuing in connection with the cure thereof and stating that the Issuer anticipates that such Document Defect will be cured within an additional period not to exceed 90 more days, then the Issuer shall have up to an additional 90 days to complete such cure), or (ii) remove such affected Mortgage Loan from the Trust Estate and the lien of this Indenture and pay to the Indenture Trustee for deposit into the Bond Account an amount equal to the Release Price of the Mortgage Loan which is the subject of the removal as of such date.

     SECTION 13.02. Servicing and Administration of the Pledged Mortgage Loans.

     (a) The Pledged Mortgage Loans and any REO Properties acquired in respect thereof shall be serviced and administered pursuant to that certain Servicing Agreement dated as of __________________, 199_ (as amended from time to time, the "Servicing Agreement"), among the Issuer (acting through the Owner Trustee), the Indenture Trustee, _____________________ as master servicer (the "Master Servicer", which term includes any successor entity thereunder), and ______________________ as special servicer (the "Special Servicer", which term includes any successor entity thereunder).

     (b) The Servicing Agreement, in the form attached hereto as Exhibit E, as such agreement may be amended from time to time in accordance with the applicable provisions thereof and of this Indenture, is in all respects ratified and confirmed.

     SECTION 13.03 Releases of Pledged Mortgage Loans and REO Properties.

     Whenever the Mortgage Loan Purchase Agreement or the Servicing Agreement permits or requires the purchase, sale or other disposition of a Pledged Mortgage Loan or any REO Property (including, a purchase by, the Seller, the Master Servicer or the Special Servicer), or authorizes the release thereof to the Issuer, the transfer of legal title to such item of Mortgage Collateral and the release thereof from the lien of this Indenture shall be subject to Sections
8.04 and 14.01 in addition to the applicable terms and conditions of the Mortgage Loan Purchase Agreement and/or the Servicing Agreement.

     SECTION 13.04. Certain Designations of the Master Servicer and the Special Servicer.

     (a) To facilitate the servicing and administration of the Pledged Mortgage Loans and any related REO Properties, the Master Servicer and the Special Servicer each shall retain in accordance with the provisions of the Servicing Agreement and this Indenture, all collections on the Mortgage Collateral prior to the time the collections are required to be deposited into the Bond Account. Solely for the limited purpose expressed in this Section 13.04(a), the Indenture Trustee hereby designates each of the Master Servicer and the Special Servicer as its agent and bailee to hold such collections of the Mortgage Collateral until the collections are deposited into the Bond Account. By the designation pursuant to this Section 13.04(a) and the acceptance of such designation by each of the Master Servicer and the Special Servicer pursuant to the Servicing Agreement, the Indenture Trustee, as secured party, is deemed to have possession of all collections on the Mortgage for purposes of Section 9-305 of the Uniform Commercial Code. Furthermore, possession by the Master Servicer or the Special Servicer of a Permitted Investment in respect of such collections, which Permitted Investment constitutes a "certificated security", shall constitute possession by a person designated by the Indenture Trustee for purposes of
Section 8-313 of the Uniform Commercial Code. The Indenture Trustee shall have no liability or responsibility by reason of any act or omission of any such Person pursuant to such designation.

     (b) To facilitate the servicing and administration of the Pledged Mortgage Loans and any related REO Properties, the Master Servicer and the Special Servicer shall each retain in accordance with the provisions of the Servicing Agreement and this Indenture, any Mortgage File or any particular document required to be part thereof or otherwise relating to the Pledged Mortgage Loans that may come into its or their possession. Solely for the limited purpose expressed in this Section 13.04(b), the Indenture Trustee hereby designates each of the Master Servicer and the Special Servicer as its agent and bailee to hold such Mortgage File or such particular Pledged Mortgage Loan documents. By the designation made pursuant to this Section 13.04(b) and the acceptance of such designation by each of the Master Servicer and the Special Servicer pursuant to the Servicing Agreement, the Indenture Trustee, as a secured party, is deemed to have possession of such Mortgage File or such particular Pledged Mortgage Loan document for purposes of Section 9-305 of the Uniform Commercial Code. The Indenture Trustee shall have no liability or responsibility by reason of any act or omission of any such Person pursuant to such designation.

                                   ARTICLE XIV

                                  MISCELLANEOUS

     SECTION 14.01. Compliance Certificates and Opinions, etc.

     (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, and in any event under the circumstances provided in Sections 2.10(b), 4.01 and 8.04(a), the Issuer shall furnish to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, and (iii) (if required by the TIA) a certificate or opinion from an Accountant stating that in the opinion of such Accountant all such conditions precedent, if any, subject to verification by Accountants have been complied with, and in each such case meeting the applicable requirements of this Section 14.01(a), except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished. If and for so long as this Indenture is required to be qualified under the Trust Indenture Act, the Accountant rendering the certificate or opinion referred to in clause (iii) of the preceding sentence shall, as and when required by TIA ss. 314(c)(3), be an Independent Accountant selected or approved by the Indenture Trustee in the exercise of reasonable care.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

          (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

     (b) If this Indenture is or is to be secured by the mortgage or pledge of property, then (in addition to any obligation imposed in Section 14.01(a) or elsewhere in this Indenture):

     (1) Whenever any property is to be released from the lien of this Indenture, the Issuer shall furnish to the Indenture Trustee a certificate or opinion of an engineer, appraiser or other expert in such matters (which engineer, appraiser or other expert shall be Independent as and when required by TIA ss. 314(d))certifying or stating the opinion of such Person as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such Person the proposed release will not, in contravention of the provisions hereof, impair the security under this Indenture.

     (2) Prior to the deposit of any property (other than Bonds and securities secured by a lien prior to the lien of this Indenture upon property subject to the lien of this Indenture) with the Indenture Trustee which deposit is to be made the basis for (A) the authentication and delivery of any Bonds, (B) the withdrawal of cash or any Enhancement constituting a part of the Trust Estate or
(C) the release of any property or securities subject to the lien of this Indenture, the Issuer shall furnish to the Indenture Trustee a certificate or opinion of an engineer, appraiser or other expert in such matters (which engineer, appraiser or other expert shall be Independent as and when required by TIA ss. 314(d)) certifying or stating the opinion of such Person as to the fair value (within 90 days of such deposit) to the Issuer of the property to be so deposited and the fair value to the Issuer of such other property as shall be required by TIA ss. 314(d) to be covered by such certificate or opinion.

     SECTION 14.02. Form of Documents Delivered to Indenture Trustee.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an Authorized Officer of the Owner Trustee on behalf of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers or other individual representative of the Owner Trustee, the Indenture Trustee, the Depositor or other appropriate Person, stating that the information with respect to such factual matters is in the possession of the Owner Trustee, the Indenture Trustee, the Depositor or such other appropriate Person, unless such Authorized Officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters is erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

     SECTION 14.03. Acts of Bondholders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Bondholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Bondholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Bondholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this
Section 14.03.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

     (c) The ownership of Bonds shall be proved by the Bond Register.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action of any Holder shall bind every future Holder of the same Bond and the Holder of every Bond issued upon the transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, suffered or omitted to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Bond.

     SECTION 14.04. Notice, etc., to Indenture Trustee and Issuer.

     Except as otherwise provided herein, any request, demand, authorization, direction, notice, consent, waiver or Act of Bondholders or other communication provided or permitted by this Indenture to be given to the Indenture Trustee or the Issuer shall be in writing and deemed given when delivered to:

          (a) the Indenture Trustee at its Corporate Trust Office, or

          (b) the Issuer addressed to it in care of the Owner Trustee at the address set forth herein and/or at such other address as may be otherwise furnished in writing to the Indenture Trustee and each Holder of Bonds. The Issuer shall promptly transmit any notice received by it from any Bondholder to the Indenture Trustee.

     SECTION  14.05.  Notices  to  Bondholders;  Notification  Requirements  and
Waiver.

     Where this Indenture provides for notice to Bondholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Bondholder affected by such event, at its address as it appears on the Bond Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Bondholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Bondholder shall affect the sufficiency of such notice with respect to other Bondholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Bondholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

     In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Bondholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

     Where this Indenture provides for notice to the Rating Agencies that have assigned a rating to any Class of Bonds, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute an Issuer Default.

     SECTION 14.06. Alternate Payment and Notice Provisions.

     Notwithstanding any provision of this Indenture or of any of the Bonds to the contrary, the Issuer, with prior written consent of the Indenture Trustee and any Paying Agent other than the Indenture Trustee, may enter into any agreement with any Holder providing for a method of payment, or notice by the Indenture Trustee or Paying Agent to such Holder, which is different from the methods provided for in this Indenture. The Issuer will furnish to the Indenture Trustee and the Paying Agent a copy of each such agreement and the Indenture Trustee and the Paying Agent will cause payments to be made and notices to be given in accordance with such agreements.

     SECTION 14.07. Conflict with Trust Indenture Act.

     (a) If any provision hereof limits, qualifies or conflicts with another provision hereof which is required or deemed to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required or deemed provision shall control if and for so long as this Indenture is required to be qualified under the Trust Indenture Act.

     (b) If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by operation of TIA ss. 318(c), the imposed duties shall control.

     SECTION 14.08. Effect of Headings and Table of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 14.09. Successors and Assigns.

     All covenants and agreements in this Indenture by the Issuer shall bind its successors and permitted assigns, whether so expressed or not.

     SECTION 14.10. Separability Clause.

     In case any provision of this Indenture or of the Bonds shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 14.11. Benefits of Indenture.

     Nothing in this Indenture or in the Bonds, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Bondholders and any other party secured hereunder, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     SECTION 14.12. Legal Holidays.

     If any date on which principal of, premium, if any, on or interest on any Bond is proposed to be paid hereunder, or any date on which mailing of notices by the Indenture Trustee to any Person is required pursuant to any provision of this Indenture, shall not be a Business Day, then (notwithstanding any other provision of the Bonds or this Indenture) payment of such amount or mailing of such notice need not be made on such date, but may be made or mailed on the next succeeding Business Day with the same force and effect, and in the case of payments, no interest shall accrue for the period from and after the date on which such payment was due to the next succeeding Business Day when paid.

     SECTION 14.13. GOVERNING LAW.

     THIS INDENTURE, EACH INDENTURE SUPPLEMENTAL HERETO AND EACH BOND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

     SECTION 14.14. Execution Counterparts.

     This instrument may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 14.15. Recording of Indenture.

     If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by and at the expense of the Issuer upon written request of the Indenture Trustee accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee and which shall be an expense of the Issuer) to the effect that such recording is necessary either for the protection of the Bondholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

     SECTION 14.16. Trust Obligation.

     No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Bonds or under this Indenture (other than with respect to Permitted Investments as to which such Person is the issuer) or any certificate or other writing delivered in connection herewith or therewith, against (i) any owner of a beneficial interest in the Issuer, (ii) the Owner Trustee or the Indenture Trustee in its individual capacity, (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Owner Trustee or the Indenture Trustee in its individual capacity, or (iv) any holder of a beneficial interest in the Owner Trustee or the Indenture Trustee or of any successor or assignee of the Owner Trustee or the Indenture Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that neither the Owner Trustee nor the Indenture Trustee has any such obligations in its individual capacity).

     SECTION 14.17. No Petition.

     The Indenture Trustee, by entering into this Indenture, and each Bondholder, by accepting a Bond, hereby covenant and agree that they will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceedings, or any other Proceedings under any United States federal or state bankruptcy or similar law, in connection with any obligations relating to the Bonds, this Indenture or the Servicing Agreement.

     SECTION 14.18. Inspection.

     The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports, and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent Accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's representatives, employees, and Independent Accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

     SECTION 14.19. Usury.

     The amount of interest payable or paid on any Bond under the terms of this Indenture shall be limited to interest thereon at the maximum nonusurious rate of interest permitted by the applicable laws of the State of New York (or the laws of any other jurisdiction determined to be applicable by a court of competent jurisdiction) or any applicable laws of the United States permitting a higher maximum nonusurious rate that preempts such applicable New York (or other) laws, which could lawfully be contracted for, charged or received (the "Highest Lawful Rate"). In the event any payment of interest on any Bond is in excess of interest thereon at the Highest Lawful Rate, the Issuer stipulates that the excess payment of interest will be deemed to have been paid as a result of an error on the part of both the Indenture Trustee (for which the Indenture Trustee shall have no liability of any kind), acting on behalf of the Holder receiving such excess payment, and the Issuer, and the Holder receiving such excess payment shall promptly, upon discovery of such error or upon notice thereof from the Issuer or the Indenture Trustee, refund the amount of such excess or, at the option of the Indenture Trustee, apply the excess to the payment of principal of such Bond, if any, remaining unpaid. In addition, all sums paid or agreed to be paid for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such Bonds.

     SECTION 14.20. Notice to the Indenture Trustee, the Issuer and Certain Other Persons.

     Any communication provided for or permitted hereunder shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given when delivered to: (i) in the case of the Issuer, c/o _________________________, Attention: _________________________, facsimile number: ______________; (ii) in the case of the Indenture Trustee, _________________________, facsimile number: ______________; and (iii) in the case of the Ratings Agencies: _________________________________________________;
or as to each such Person such other address and/or facsimile number as may hereafter be furnished by such Person to the parties hereto in writing.

     SECTION 14.21 Tax Treatment.

     The Issuer has entered into this Indenture, and the Bonds will be issued, with the intention that, for federal, state and local income, single business and franchise tax purposes, the Bonds will qualify as indebtedness of the Issuer secured by the Trust Estate. The Issuer, by entering into this Indenture, and each Bondholder, by its acceptance of a Bond (and each Bond Owner by its acceptance of an interest in the applicable Book-Entry Bond), agree to treat the Bonds for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                    ICCMAC COMMERCIAL TRUST [_______],

                                    By:  _________________________, not in its
                                         individual capacity but solely as Owner
                                         Trustee


                                          By:  ________________________________,
                                               Name:
                                               Title:


                                    ___________________________________________,
                                          as Indenture Trustee


                                    By:  ______________________________________,
                                         Name:
                                         Title:

STATE OF                    )
                            ): ss.:
COUNTY OF                   )


     On this ___th day of _______________, 199_, before me, the undersigned officer, personally appeared ____________________, and acknowledged himself to me to be the ____________________________ of ________________________, and that as such officer, being duly authorized to do so pursuant to such entity's by-laws or a resolution of its board of directors, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of such entity by himself or herself as such officer as his or her free and voluntary act and deed and the free and voluntary act and deed of said entity.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                        ______________________________
                                        Notary Public


NOTARIAL SEAL

STATE OF                    )
                            ): ss.:
COUNTY OF                   )


     On this ___th day of _____________, 199_, before me, the undersigned officer, personally appeared ____________________, and acknowledged himself to me to be the ____________________________ of ______________________, and that as such officer, being duly authorized to do so pursuant to such entity's by-laws or a resolution of its board of directors, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of such entity by himself or herself as such officer as his or her free and voluntary act and deed and the free and voluntary act and deed of said entity.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                        ______________________________
                                        Notary Public


NOTARIAL SEAL

                                   SCHEDULE 1

                             SCHEDULE OF COLLATERAL

                                                                     EXHIBIT A-1


                                 CLASS A-1 BOND

                        ICCMAC COMMERCIAL TRUST [_______]
                     CLASS A-1 COLLATERALIZED MORTGAGE BOND
                                  SERIES 199_-_


Bond Interest Rate:  _____% per annum        Aggregate Principal Amount of the
                                             Class A-1 Bonds as of the Closing
                                             Date:
                                             $__________

Date of Indenture:  As of __________, 199_   Initial Principal Amount of this
                                             Class A-1 Bond as of the Closing
                                             Date:  $__________

Accrual Date:  __________, 199_              Initial Aggregate [Stated Principal
                                             Balance of the Mortgage Pool]:
                                             $__________

Closing Date:  __________, 199_

First Payment Date:  __________, 199_

Stated Maturity:  ____________

Issuer:   ICCMAC Commercial Trust [______]   Indenture Trustee:  _______________

Owner Trustee:  _______________

Bond No. A-1-__

                                             [CUSIP No. ________]

[UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

NO TRANSFER OF THIS BOND OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS BOND OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE REFERRED TO HEREIN.

THIS BOND REPRESENTS A NON-RECOURSE OBLIGATION OF THE ISSUER AND WILL BE PAID SOLELY FROM THE COLLATERAL SECURING THIS BOND. NEITHER THIS BOND NOR THE COLLATERAL THEREFOR IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

PAYMENTS IN REDUCTION OF THE PRINCIPAL AMOUNT OF THIS BOND MAY BE MADE MONTHLY AS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that [Cede & Co.] is the registered owner of this Bond which is one of a series of Collateralized Mortgage Bonds (collectively, the "Bonds") issued by the Issuer referred to above in multiple classes (each, a "Class") pursuant to a Indenture dated as of __________, 199_ (the "Indenture"), between Owner Trustee referred to above, on behalf of the Issuer, and the Indenture Trustee referred to above, on behalf of the holders of the Bonds (the "Bondholders"). A summary of certain of the pertinent provisions of the Indenture is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned in the Indenture. This Bond is issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Holder of this Bond by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Issuer, a Delaware business trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of $______________ no later than ___________.

     Pursuant to the terms of the Indenture, payments will be made on the Class of Bonds to which this Bond belongs, pro rata among the Bonds of such Class based on their respective Principal Amounts, on the ____ of each month or, if any such day is not a business day, then on the next succeeding business day (each, a "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Bond is registered at the close of business on the related Record Date. All payments made under the Indenture on this Bond will be made by the Indenture Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Bondholder shall have provided the Indenture Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent payments) and is the registered owner of Bonds the initial aggregate Principal Amount of which is at least $[5,000,000], or otherwise by check mailed to the address of such Bondholder as it appears in the Bond Register. Notwithstanding the foregoing, the final payment on this Bond will be made in like manner, but only upon presentation and surrender of this Bond at the offices of the Indenture Trustee or such other location specified in the notice to the Holder hereof of such final payment. Notwithstanding anything herein to the contrary, no payments will be made with respect to a Bond that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

     The Bonds are limited in right of payment to certain distributions on the Mortgage Collateral, all as more specifically set forth herein and in the Indenture. As provided in the Indenture, withdrawals from the Bond Account may be made from time to time for purposes other than, and, in certain cases, prior to, payments to Bondholders, such purposes including the reimbursement of certain expenses incurred by the Indenture Trustee under the Indenture.

     Any payment to the Holder of this Bond in reduction of the Principal Amount hereof is binding on such Holder and all future Holders of this Bond and any Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such payment is made upon this Bond.

     The Class of Bonds to which this Bond relates, are issuable in fully registered form only without coupons in minimum denominations specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for new Bonds of the same Class in authorized denominations evidencing the same aggregate Principal Amount, as requested by the Holder surrendering the same.

     Initially, this Bond will be held in book-entry form (all such Bonds held from time to time in such form, the "Book-Entry Bonds"). Under certain circumstances described herein, this Bond may cease to be held in book-entry form and will be held as fully registered, physical bond (all such Bonds held from time to time in such form the "Definitive Bonds").

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration of transfer at the offices of the Bond Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Bond Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in authorized denominations evidencing the same aggregate Principal Amount will be issued to the designated transferee or transferees.

     No service charge will be imposed for any registration of transfer or exchange of this Bond, but the Indenture Trustee or the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Bond.

     Notwithstanding the foregoing, for so long as this Bond is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Bond shall be made through the book-entry facilities of DTC, and accordingly, this Bond shall constitute a Book-Entry Bond.

     No transfer of this Bond or any interest herein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, except in accordance with the Indenture. Each Person who acquires this Bond or any interest herein shall be deemed to have represented and warranted to and for the benefit of the Issuer, the Owner Trustee, the Administrator, the Master
Servicer,  the  Special  Servicer,  the  Depositor,  the Bond  Registrar  or the
Indenture Trustee that either: (i) it is neither a Plan nor any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of such Bond or any interest therein by or on behalf of, or with assets of, such Person will not result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code or the imposition of an excise tax under Section 4975 of the Code.

     The Depositor, the Owner Trustee, the Indenture Trustee, the Bond Registrar and any agent thereof may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Depositor, the Owner Trustee, the Indenture Trustee, the Bond Registrar or any such agent shall be affected by notice to the contrary.

     Unless the certificate of authentication hereon has been executed by the Bond Registrar, by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Estate (to the extent of its rights therein) for payments hereunder.

     This Bond shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by _______________________, not in its individual capacity but solely as Owner Trustee.

Dated:
                                      ICCMAC COMMERCIAL TRUST [______]


                                      By:  _________________________, not in its
                                           individual capacity but solely in its
                                           capacity as Owner Trustee


                                      By:  _____________________________________
                                                   Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class A-1 Bonds referred to in the within-mentioned Indenture.

Dated:
                                      __________________________________________
                                      as Bond Registrar


                                      By:  _____________________________________
                                                   Authorized Signatory

                                   ASSIGNMENT


     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Collateralized Mortgage Bond and hereby authorize(s) the registration of transfer of such interest to assignee on the Bond Register of the Trust Fund.

     I (we) further direct the Bond Registrar to issue a new Collateralized Mortgage Bond of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Bond to the following address:
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________

Dated:
                                      __________________________________________
                                      Signature by or on behalf of Assignor


                                      __________________________________________
                                      Signature Guaranteed


                              PAYMENT INSTRUCTIONS

     The Assignee should include the following for purposes of payment:

     Payments shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to ________________________________________________
for the account of ____________________________________________________________.

     Payments made by check (such check to be made payable to _________________________) and all applicable statements and notices should be mailed to ______________________________________________________________________
_______________________________________________________________________________.

     This information is provided by _________________________, the Assignee named above, or _________________________, as its agent.

                                                                     EXHIBIT A-2


                                 CLASS A-2 BOND

                        ICCMAC COMMERCIAL TRUST [_______]
                     CLASS A-2 COLLATERALIZED MORTGAGE BOND
                                  SERIES 199_-_


Bond Interest Rate:  _____% per annum        Aggregate Principal Amount of the
                                             Class A-2 Bonds as of the Closing
                                             Date:
                                             $__________

Date of Indenture:  As of __________, 199_   Initial Principal Amount of this
                                             Class A-2 Bond as of the Closing
                                             Date:
                                             $__________

Accrual Date:  __________, 199_              Initial Aggregate [Stated Principal
                                             Balance of the Mortgage Pool]:
                                             $__________

Closing Date:  __________, 199_

First Payment Date:  __________, 199_

Stated Maturity:  ____________

Issuer:  ICCMAC Commercial Trust [______]    Indenture Trustee:  _______________

Owner Trustee:  _______________

Bond No. A-2-__

                                             [CUSIP No. ________]

[UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

NO TRANSFER OF THIS BOND OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS BOND OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE REFERRED TO HEREIN.

THIS BOND REPRESENTS A NON-RECOURSE OBLIGATION OF THE ISSUER AND WILL BE PAID SOLELY FROM THE COLLATERAL SECURING THIS BOND. NEITHER THIS BOND NOR THE COLLATERAL THEREFOR IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

PAYMENTS IN REDUCTION OF THE PRINCIPAL AMOUNT OF THIS BOND MAY BE MADE MONTHLY AS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that [Cede & Co.] is the registered owner of this Bond which is one of a series of Collateralized Mortgage Bonds (collectively, the "Bonds") issued by the Issuer referred to above in multiple classes (each, a "Class") pursuant to a Indenture dated as of __________, 199_ (the "Indenture"), between Owner Trustee referred to above, on behalf of the Issuer, and the Indenture Trustee referred to above, on behalf of the holders of the Bonds (the "Bondholders"). A summary of certain of the pertinent provisions of the Indenture is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned in the Indenture. This Bond is issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Holder of this Bond by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Issuer, a Delaware business trust, for value received,  hereby promises
to  pay  to  Cede  &  Co.  or   registered   assigns,   the   principal  sum  of
$_______________ no later than _______________.

     Pursuant to the terms of the Indenture, payments will be made on the Class of Bonds to which this Bond belongs, pro rata among the Bonds of such Class based on their respective Principal Amounts, on the ____ of each month or, if any such day is not a business day, then on the next succeeding business day (each, a "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Bond is registered at the close of business on the related Record Date. All payments made under the Indenture on this Bond will be made by the Indenture Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Bondholder shall have provided the Indenture Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent payments) and is the registered owner of Bonds the initial aggregate Principal Amount of which is at least $[5,000,000], or otherwise by check mailed to the address of such Bondholder as it appears in the Bond Register. Notwithstanding the foregoing, the final payment on this Bond will be made in like manner, but only upon presentation and surrender of this Bond at the offices of the Indenture Trustee or such other location specified in the notice to the Holder hereof of such final payment. Notwithstanding anything herein to the contrary, no payments will be made with respect to a Bond that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

     The Bonds are limited in right of payment to certain distributions on the Mortgage Collateral, all as more specifically set forth herein and in the Indenture. As provided in the Indenture, withdrawals from the Bond Account may be made from time to time for purposes other than, and, in certain cases, prior to, payments to Bondholders, such purposes including the reimbursement of certain expenses incurred by the Indenture Trustee under the Indenture.

     Any payment to the Holder of this Bond in reduction of the Principal Amount hereof is binding on such Holder and all future Holders of this Bond and any Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such payment is made upon this Bond.

     The Class of Bonds to which this Bond relates, are issuable in fully registered form only without coupons in minimum denominations specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for new Bonds of the same Class in authorized denominations evidencing the same aggregate Principal Amount, as requested by the Holder surrendering the same.

     Initially, this Bond will be held in book-entry form (all such Bonds held from time to time in such form, the "Book-Entry Bonds"). Under certain circumstances described herein, this Bond may cease to be held in book-entry form and will be held as fully registered, physical bond (all such Bonds held from time to time in such form the "Definitive Bonds").

     No transfer of this Bond or any interest herein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, except in accordance with the Indenture. Each Person who acquires this Bond or any interest herein shall be deemed to have represented and warranted to and for the benefit of the Issuer, the Owner Trustee, the Administrator, the Master
Servicer,  the  Special  Servicer,  the  Depositor,  the Bond  Registrar  or the
Indenture Trustee that either: (i) it is neither a Plan nor any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of such Bond or any interest therein by or on behalf of, or with assets of, such Person will not result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code or the imposition of an excise tax under Section 4975 of the Code.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration of transfer at the offices of the Bond Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Bond Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in authorized denominations evidencing the same aggregate Principal Amount will be issued to the designated transferee or transferees.

     No service charge will be imposed for any registration of transfer or exchange of this Bond, but the Indenture Trustee or the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Bond.

     Notwithstanding the foregoing, for so long as this Bond is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Bond shall be made through the book-entry facilities of DTC, and accordingly, this Bond shall constitute a Book-Entry Bond.

     The Depositor, the Owner Trustee, the Indenture Trustee, the Bond Registrar and any agent thereof may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Depositor, the Owner Trustee, the Indenture Trustee, the Bond Registrar or any such agent shall be affected by notice to the contrary.

     Unless the certificate of authentication hereon has been executed by the Bond Registrar, by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Estate (to the extent of its rights therein) for payments hereunder.

     This Bond shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by _______________________, not in its individual capacity but solely as Owner Trustee.

Dated:
                                      ICCMAC COMMERCIAL TRUST [______]

                                      By:  _________________________, not in its
                                           individual capacity but solely in its
                                           capacity as Owner Trustee


                                      By:  _____________________________________
                                                   Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class A-2 Bonds referred to in the within-mentioned Indenture.

Dated:
                                      __________________________________________
                                      as Bond Registrar


                                      By:  _____________________________________
                                                   Authorized Signatory

                                   ASSIGNMENT


     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Collateralized Mortgage Bond and hereby authorize(s) the registration of transfer of such interest to assignee on the Bond Register of the Trust Fund.

     I (we) further direct the Bond Registrar to issue a new Collateralized Mortgage Bond of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Bond to the following address:
______________________________________________________________________
______________________________________________________________________

Dated:
                                      __________________________________________
                                      Signature by or on behalf of Assignor


                                      __________________________________________
                                      Signature Guaranteed


                              PAYMENT INSTRUCTIONS

     The Assignee should include the following for purposes of payment:

     Payments shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to ________________________________________________
for the account of ____________________________________________________________.

     Payments made by check (such check to be made payable to _________________________) and all applicable statements and notices should be mailed to ______________________________________________________________________
_______________________________________________________________________________.

     This information is provided by _________________________, the Assignee named above, or _________________________, as its agent.

                                                                     EXHIBIT A-3


                                  CLASS B BOND

                       ICCMAC COMMERCIAL TRUST [_________]
                      CLASS B COLLATERALIZED MORTGAGE BOND
                                  SERIES 199_-_


Bond Interest Rate:  _____% per annum           Aggregate Principal Amount of
                                                the Class B Bonds as of the
                                                Closing Date:
                                                $__________

Date of Indenture:  As of __________, 199_      Initial Principal Amount of this
                                                Class B Bond as of the Closing
                                                Date:
                                                $__________

Accrual Date:  __________, 199_                 Initial Aggregate [Stated
                                                Principal Balance of the
                                                Mortgage Pool]:
                                                $__________

Closing Date:  __________, 199_

First Payment Date:  __________, 199_

Stated Maturity:  ____________

Issuer:  ICCMAC Commercial Trust [______]       Indenture Trustee:  ____________

Owner Trustee:  _______________

Bond No. B-__

                                                [CUSIP No. ________]

[UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

NO TRANSFER OF THIS BOND OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS BOND OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE REFERRED TO HEREIN.

THIS BOND REPRESENTS A NON-RECOURSE OBLIGATION OF THE ISSUER AND WILL BE PAID SOLELY FROM THE COLLATERAL SECURING THIS BOND. NEITHER THIS BOND NOR THE COLLATERAL THEREFOR IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

THIS BOND IS SUBORDINATE TO OTHER BONDS OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE INDENTURE REFERRED TO HEREIN.

PAYMENTS IN REDUCTION OF THE PRINCIPAL AMOUNT OF THIS BOND MAY BE MADE MONTHLY AS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that [Cede & Co.] is the registered owner of this Bond which is one of a series of Collateralized Mortgage Bonds (collectively, the "Bonds") issued by the Issuer referred to above in multiple classes (each, a "Class") pursuant to a Indenture dated as of __________, 199_ (the "Indenture"), between Owner Trustee referred to above, on behalf of the Issuer, and the Indenture Trustee referred to above, on behalf of the holders of the Bonds (the "Bondholders"). A summary of certain of the pertinent provisions of the Indenture is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned in the Indenture. This Bond is issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Holder of this Bond by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Issuer, a Delaware business trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of $_____________ no later than ___________.

     Pursuant to the terms of the Indenture, payments will be made on the Class of Bonds to which this Bond belongs, pro rata among the Bonds of such Class based on their respective Principal Amounts, on the ____ of each month or, if any such day is not a business day, then on the next succeeding business day (each, a "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Bond is registered at the close of business on the Record Date. All payments made under the Indenture on this Bond will be made by the Indenture Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Bondholder shall have provided the Indenture Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent payments) and is the registered owner of Bonds the initial aggregate Principal Amount of which is at least $[5,000,000], or otherwise by check mailed to the address of such Bondholder as it appears in the Bond Register. Notwithstanding the foregoing, the final payment on this Bond will be made in like manner, but only upon presentation and surrender of this Bond at the offices of the Indenture Trustee or such other location specified in the notice to the Holder hereof of such final payment. Notwithstanding anything herein to the contrary, no payments will be made with respect to a Bond that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

     The Bonds are limited in right of payment to certain distributions on the Mortgage Collateral, all as more specifically set forth herein and in the Indenture. As provided in the Indenture, withdrawals from the Bond Account may be made from time to time for purposes other than, and, in certain cases, prior to, payments to Bondholders, such purposes including the reimbursement of certain expenses incurred by the Indenture Trustee under the Indenture.

     Any payment to the Holder of this Bond in reduction of the Principal Amount hereof is binding on such Holder and all future Holders of this Bond and any Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such payment is made upon this Bond.

     The Class of Bonds to which this Bond relates, are issuable in fully registered form only without coupons in minimum denominations specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for new Bonds of the same Class in authorized denominations evidencing the same aggregate Principal Amount, as requested by the Holder surrendering the same.

     Initially, this Bond will be held in book-entry form (all such Bonds held from time to time in such form, the "Book-Entry Bonds"). In addition, in connection with its acquisition of an interest in any Book-Entry Bond, the transferee will be deemed to have made to and for the benefit of the Issuer, the Company and the Indenture Trustee each of the representations, warranties and covenants contained in such certificate to be so delivered to the transferor. Under certain circumstances described herein, this Bond may cease to be held in book-entry form and will be held as fully registered, physical bond (all such Bonds held from time to time in such form the "Definitive Bonds").

     No transfer of this Bond or any interest herein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, except in accordance with the Indenture. Each Person who acquires this Bond or any interest herein shall be deemed to have represented and warranted to and for the benefit of the Issuer, the Owner Trustee, the Administrator, the Master
Servicer,  the  Special  Servicer,  the  Depositor,  the Bond  Registrar  or the
Indenture Trustee that either: (i) it is neither a Plan nor any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of such Bond or any interest therein by or on behalf of, or with assets of, such Person will not result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code or the imposition of an excise tax under Section 4975 of the Code.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration of transfer at the offices of the Bond Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Bond Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in authorized denominations evidencing the same aggregate Principal Amount will be issued to the designated transferee or transferees.

     No service charge will be imposed for any registration of transfer or exchange of this Bond, but the Indenture Trustee or the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Bond.

     Notwithstanding the foregoing, for so long as this Bond is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Bond shall be made through the book-entry facilities of DTC, and accordingly, this Bond shall constitute a Book-Entry Bond.

     The Depositor, the Owner Trustee, the Indenture Trustee, the Bond Registrar and any agent thereof may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Depositor, the Owner Trustee, the Indenture Trustee, the Bond Registrar or any such agent shall be affected by notice to the contrary.

     Unless the certificate of authentication hereon has been executed by the Bond Registrar, by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Estate (to the extent of its rights therein) for payments hereunder.

     This Bond shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by _______________________, not in its individual capacity but solely as Owner Trustee.

Dated:
                                      ICCMAC COMMERCIAL TRUST [_______]

                                      By:  _________________________, not in its
                                           individual capacity but solely in its
                                           capacity as Owner Trustee


                                      By:  _____________________________________
                                                   Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class B Bonds referred to in the within-mentioned Indenture.

Dated:
                                      __________________________________________
                                      as Bond Registrar


                                      By:  _____________________________________
                                                   Authorized Signatory

                                   ASSIGNMENT


     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Collateralized Mortgage Bond and hereby authorize(s) the registration of transfer of such interest to assignee on the Bond Register of the Trust Fund.

     I (we) further direct the Bond Registrar to issue a new Collateralized Mortgage Bond of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Bond to the following address:
______________________________________________________________________
______________________________________________________________________

Dated:
                                      __________________________________________
                                      Signature by or on behalf of Assignor


                                      __________________________________________
                                      Signature Guaranteed



                              PAYMENT INSTRUCTIONS

     The Assignee should include the following for purposes of payment:

     Payments shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to ________________________________________________
for the account of ____________________________________________________________.

     Payments made by check (such check to be made payable to _________________________) and all applicable statements and notices should be mailed to ______________________________________________________________________
_______________________________________________________________________________.

     This information is provided by _________________________, the Assignee named above, or _________________________, as its agent.

                                                                     EXHIBIT A-4


                                  CLASS C BOND

                        ICCMAC COMMERCIAL TRUST [______]
                      CLASS C COLLATERALIZED MORTGAGE BOND
                                  SERIES 199_-_


Bond Interest Rate:  _____% per annum        Aggregate Principal Amount of the
                                             Class C Bonds as of the Closing
                                             Date:
                                             $__________

Date of Indenture:  As of __________, 199_   Initial Principal Amount of this
                                             Class C Bond as of the Closing
                                             Date:
                                             $__________

Accrual Date:  __________, 199_              Initial Aggregate [Stated Principal
                                             Balance of the Mortgage Pool]:
                                             $___________

Closing Date:  __________, 199_

First Payment Date:  __________, 199_

Stated Maturity:  ____________

Issuer:  ICCMAC Commercial Trust [______]    Indenture Trustee:  _______________

Owner Trustee:  _______________

Bond No. C-__

                                             [CUSIP No. ________]

[UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

NO TRANSFER OF THIS BOND OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS BOND OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE REFERRED TO HEREIN.

THIS BOND REPRESENTS A NON-RECOURSE OBLIGATION OF THE ISSUER AND WILL BE PAID SOLELY FROM THE COLLATERAL SECURING THIS BOND. NEITHER THIS BOND NOR THE COLLATERAL THEREFOR IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

[THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS BOND. THE ISSUE DATE OF THIS BOND IS __________, 199_. ASSUMING THAT THE MORTGAGE LOANS ARE NOT SUBJECT TO ANY VOLUNTARY OR INVOLUNTARY PREPAYMENT, THIS BOND HAS BEEN ISSUED WITH NO MORE THAN $______ OF OID PER $1,000 OF INITIAL PRINCIPAL AMOUNT, THE YIELD TO MATURITY IS ____% PER ANNUM, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $____ PER $1,000 OF INITIAL PRINCIPAL AMOUNT, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL NOT PREPAY OR, IF THEY DO PREPAY, THAT THEY WILL PREPAY AT ANY PARTICULAR RATE.

THIS BOND IS SUBORDINATE TO OTHER BONDS OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE INDENTURE REFERRED TO HEREIN.

PAYMENTS IN REDUCTION OF THE PRINCIPAL AMOUNT OF THIS BOND MAY BE MADE MONTHLY AS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that Cede & Co. is the registered owner (the "Holder") of this Bond which is one of a series of Collateralized Mortgage Bonds (collectively, the "Bonds") issued by the Issuer referred to above in multiple classes (each, a "Class") pursuant to a Indenture dated as of __________, 199_ (the "Indenture"), between Owner Trustee referred to above, on behalf of the Issuer, and the Indenture Trustee referred to above, on behalf of the holders of the Bonds (the "Bondholders"). A summary of certain of the pertinent provisions of the Indenture is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned in the Indenture. This Bond is issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Holder of this Bond by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Issuer, a Delaware business trust, for value received, hereby promises to pay to the Holder hereof the principal sum of $_____________________ no later than __________________.

     Pursuant to the terms of the Indenture, payments will be made on the Class of Bonds to which this Bond belongs, pro rata among the Bonds of such Class based on their respective Principal Amounts, on the ____ of each month or, if any such day is not a business day, then on the next succeeding business day (each, a "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Bond is registered at the close of business on the Record Date. All payments made under the Indenture on this Bond will be made by the Indenture Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Bondholder shall have provided the Indenture Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent payments) and is the registered owner of Bonds the initial aggregate Principal Amount of which is at least $[5,000,000], or otherwise by check mailed to the address of such Bondholder as it appears in the Bond Register. Notwithstanding the foregoing, the final payment on this Bond will be made in like manner, but only upon presentation and surrender of this Bond at the offices of the Indenture Trustee or such other location specified in the notice to the Holder hereof of such final payment. Notwithstanding anything herein to the contrary, no payments will be made with respect to a Bond that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

     The Bonds are limited in right of payment to certain distributions on the Mortgage Collateral, all as more specifically set forth herein and in the Indenture. As provided in the Indenture, withdrawals from the Bond Account may be made from time to time for purposes other than, and, in certain cases, prior to, payments to Bondholders, such purposes including the reimbursement of certain expenses incurred by the Indenture Trustee under the Indenture.

     Any payment to the Holder of this Bond in reduction of the Principal Amount hereof is binding on such Holder and all future Holders of this Bond and any Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such payment is made upon this Bond.

     The Class of Bonds to which this Bond relates, are issuable in fully registered form only without coupons in minimum denominations specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for new Bonds of the same Class in authorized denominations evidencing the same aggregate Principal Amount, as requested by the Holder surrendering the same.

     Initially, this Bond will be held in book-entry form (all such Bonds held from time to time in such form, the "Book-Entry Bonds"). In addition, in connection with its acquisition of an interest in any Book-Entry Bond, the transferee will be deemed to have made to and for the benefit of the Issuer, the Company and the Indenture Trustee each of the representations, warranties and covenants contained in such certificate to be so delivered to the transferor. Under certain circumstances described herein, this Bond may cease to be held in book-entry form and will be held as fully registered, physical bond (all such Bonds held from time to time in such form the "Definitive Bonds").

     No transfer of this Bond or any interest herein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, except in accordance with the Indenture. Each Person who acquires this Bond or any interest herein shall be deemed to have represented and warranted to and for the benefit of the Issuer, the Owner Trustee, the Administrator, the Master
Servicer,  the  Special  Servicer,  the  Depositor,  the Bond  Registrar  or the
Indenture Trustee that either: (i) it is neither a Plan nor any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of such Bond or any interest therein by or on behalf of, or with assets of, such Person will not result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code or the imposition of an excise tax under Section 4975 of the Code.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registerable in the Bond Register upon surrender of this Bond for registration of transfer at the offices of the Bond Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Bond Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in authorized denominations evidencing the same aggregate Principal Amount will be issued to the designated transferee or transferees.

     No service charge will be imposed for any registration of transfer or exchange of this Bond, but the Indenture Trustee or the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Bond.

     The Depositor, the Issuer, the Owner Trustee, the Indenture Trustee, the Bond Registrar and any agent thereof may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Depositor, the Issuer, the Owner Trustee, the Indenture Trustee, the Bond Registrar or any such agent shall be affected by notice to the contrary.

     Unless the certificate of authentication hereon has been executed by the Bond Registrar, by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Estate (to the extent of its rights therein) for payments hereunder.

     This Bond shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by _______________________, not in its individual capacity but solely as Owner Trustee.

Dated:
                                      ICCMAC COMMERCIAL TRUST [_________]

                                      By:  _________________________, not in its
                                           individual capacity but solely in its
                                           capacity as Owner Trustee


                                      By:  _____________________________________
                                                   Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class C Bonds referred to in the within-mentioned Indenture.

Dated:
                                      __________________________________________
                                      as Bond Registrar


                                      By:  _____________________________________
                                                   Authorized Signatory

                                   ASSIGNMENT


     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Collateralized Mortgage Bond and hereby authorize(s) the registration of transfer of such interest to assignee on the Bond Register of the Trust Fund.

     I (we) further direct the Bond Registrar to issue a new Collateralized Mortgage Bond of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Bond to the following address:
______________________________________________________________________
______________________________________________________________________

Dated:
                                      __________________________________________
                                      Signature by or on behalf of Assignor


                                      __________________________________________
                                      Signature Guaranteed



                              PAYMENT INSTRUCTIONS

     The Assignee should include the following for purposes of payment:

     Payments shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to ________________________________________________
for the account of ____________________________________________________________.

     Payments made by check (such check to be made payable to _________________________) and all applicable statements and notices should be mailed to ______________________________________________________________________
_______________________________________________________________________________.

     This information is provided by _________________________, the Assignee named above, or _________________________, as its agent.

                                                                     EXHIBIT A-5


                                  CLASS D BOND

                       ICCMAC COMMERCIAL TRUST [________]
                      CLASS D COLLATERALIZED MORTGAGE BOND
                                  SERIES 199_-_


Bond Interest Rate:  _____% per annum        Aggregate Principal Amount of the
                                             Class D Bonds as of the Closing
                                             Date:
                                             $__________

Date of Indenture:  As of __________, 199_   Initial Principal Amount of this
                                             Class D Bond as of the Closing
                                             Date:
                                             $__________

Accrual Date:  __________, 199_              Initial Aggregate [Stated Principal
                                             Balance of the Mortgage Pool]:
                                             $__________

Closing Date:  __________, 199_

First Payment Date:  __________, 199_

Stated Maturity:  ____________

Issuer:   ICCMAC Commercial Trust [______]   Indenture Trustee:  _______________

Owner Trustee:  _______________

Bond No. D-__

                                             [CUSIP No. ________]

[UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

NO TRANSFER OF THIS BOND OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS BOND OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE REFERRED TO HEREIN.

THIS BOND REPRESENTS A NON-RECOURSE OBLIGATION OF THE ISSUER AND WILL BE PAID SOLELY FROM THE COLLATERAL SECURING THIS BOND. NEITHER THIS BOND NOR THE COLLATERAL THEREFOR IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

[THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS BOND. THE ISSUE DATE OF THIS BOND IS __________, 199_. ASSUMING THAT THE MORTGAGE LOANS ARE NOT SUBJECT TO ANY VOLUNTARY OR INVOLUNTARY PREPAYMENT, THIS BOND HAS BEEN ISSUED WITH NO MORE THAN $______ OF OID PER $1,000 OF INITIAL PRINCIPAL AMOUNT, THE YIELD TO MATURITY IS ____% PER ANNUM, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $____ PER $1,000 OF INITIAL PRINCIPAL AMOUNT, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL NOT PREPAY OR, IF THEY DO PREPAY, THAT THEY WILL PREPAY AT ANY PARTICULAR RATE.]

THIS BOND IS SUBORDINATE TO OTHER BONDS OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE INDENTURE REFERRED TO HEREIN.

PAYMENTS IN REDUCTION OF THE PRINCIPAL AMOUNT OF THIS BOND MAY BE MADE MONTHLY AS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that Cede & Co. is the registered owner (the "Holder") of this Bond which is one of a series of Collateralized Mortgage Bonds (collectively, the "Bonds") issued by the Issuer referred to above in multiple classes (each, a "Class") pursuant to a Indenture dated as of __________, 199_ (the "Indenture"), between Owner Trustee referred to above, on behalf of the Issuer, and the Indenture Trustee referred to above, on behalf of the holders of the Bonds (the "Bondholders"). A summary of certain of the pertinent provisions of the Indenture is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned in the Indenture. This Bond is issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Holder of this Bond by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Issuer, a Delaware business trust, for value received, hereby promises to pay to the Holder hereof the principal sum of $_____________________ no later than __________________.

     Pursuant to the terms of the Indenture, payments will be made on the Class of Bonds to which this Bond belongs, pro rata among the Bonds of such Class based on their respective Principal Amounts, on the ____ of each month or, if any such day is not a business day, then on the next succeeding business day (each, a "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Bond is registered at the close of business on the Record Date. All payments made under the Indenture on this Bond will be made by the Indenture Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Bondholder shall have provided the Indenture Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent payments) and is the registered owner of Bonds the initial aggregate Principal Amount of which is at least $[5,000,000], or otherwise by check mailed to the address of such Bondholder as it appears in the Bond Register. Notwithstanding the foregoing, the final payment on this Bond will be made in like manner, but only upon presentation and surrender of this Bond at the offices of the Indenture Trustee or such other location specified in the notice to the Holder hereof of such final payment. Notwithstanding anything herein to the contrary, no payments will be made with respect to a Bond that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

     The Bonds are limited in right of payment to certain distributions on the Mortgage Collateral, all as more specifically set forth herein and in the Indenture. As provided in the Indenture, withdrawals from the Bond Account may be made from time to time for purposes other than, and, in certain cases, prior to, payments to Bondholders, such purposes including the reimbursement of certain expenses incurred by the Indenture Trustee under the Indenture.

     Any payment to the Holder of this Bond in reduction of the Principal Amount hereof is binding on such Holder and all future Holders of this Bond and any Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such payment is made upon this Bond.

     The Class of Bonds to which this Bond relates, are issuable in fully registered form only without coupons in minimum denominations specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for new Bonds of the same Class in authorized denominations evidencing the same aggregate Principal Amount, as requested by the Holder surrendering the same.

     Initially, this Bond will be held in book-entry form (all such Bonds held from time to time in such form, the "Book-Entry Bonds"). In addition, in connection with its acquisition of an interest in any Book-Entry Bond, the transferee will be deemed to have made to and for the benefit of the Issuer, the Company and the Indenture Trustee each of the representations, warranties and covenants contained in such certificate to be so delivered to the transferor. Under certain circumstances described herein, this Bond may cease to be held in book-entry form and will be held as fully registered, physical bond (all such Bonds held from time to time in such form the "Definitive Bonds").

     No transfer of this Bond or any interest herein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, except in accordance with the Indenture. Each Person who acquires this Bond or any interest herein shall be deemed to have represented and warranted to and for the benefit of the Issuer, the Owner Trustee, the Administrator, the Master
Servicer,  the  Special  Servicer,  the  Depositor,  the Bond  Registrar  or the
Indenture Trustee that either: (i) it is neither a Plan nor any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of such Bond or any interest therein by or on behalf of, or with assets of, such Person will not result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code or the imposition of an excise tax under Section 4975 of the Code.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registerable in the Bond Register upon surrender of this Bond for registration of transfer at the offices of the Bond Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Bond Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in authorized denominations evidencing the same aggregate Principal Amount will be issued to the designated transferee or transferees.

     No service charge will be imposed for any registration of transfer or exchange of this Bond, but the Indenture Trustee or the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Bond.

     The Depositor, the Issuer, the Owner Trustee, the Indenture Trustee, the Bond Registrar and any agent thereof may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Depositor, the Issuer, the Owner Trustee, the Indenture Trustee, the Bond Registrar or any such agent shall be affected by notice to the contrary.

     Unless the certificate of authentication hereon has been executed by the Bond Registrar, by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Estate (to the extent of its rights therein) for payments hereunder.

     This Bond shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by _______________________, not in its individual capacity but solely as Owner Trustee.

Dated:
                                      ICCMAC COMMERCIAL TRUST [______]


                                      By:  _________________________, not in its
                                           individual capacity but solely in its
                                           capacity as Owner Trustee


                                      By:  _____________________________________
                                                   Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class D Bonds referred to in the within-mentioned Indenture.

Dated:

                                      __________________________________________
                                      as Bond Registrar


                                      By:  _____________________________________
                                                   Authorized Signatory

                                   ASSIGNMENT


     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Collateralized Mortgage Bond and hereby authorize(s) the registration of transfer of such interest to assignee on the Bond Register of the Trust Fund.

     I (we) further direct the Bond Registrar to issue a new Collateralized Mortgage Bond of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Bond to the following address:
______________________________________________________________________
______________________________________________________________________

Dated:
                                      __________________________________________
                                      Signature by or on behalf of Assignor


                                      __________________________________________
                                      Signature Guaranteed


                              PAYMENT INSTRUCTIONS

     The Assignee should include the following for purposes of payment:

     Payments shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to ________________________________________________
for the account of ____________________________________________________________.

     Payments made by check (such check to be made payable to _________________________) and all applicable statements and notices should be mailed to ______________________________________________________________________
_______________________________________________________________________________.

     This information is provided by _________________________, the Assignee named above, or _________________________, as its agent.

                                                                     EXHIBIT A-6


                                  CLASS E BOND

                        ICCMAC COMMERCIAL TRUST [_______]
                      CLASS E COLLATERALIZED MORTGAGE BOND
                                  SERIES 199_-_


Bond Interest Rate:  _____% per annum        Aggregate Principal Amount of the
                                             Class E Bonds as of the Closing
                                             Date:
                                             $__________

Date of Indenture:  As of __________, 199_   Initial Principal Amount of this
                                             Class E Bond as of the Closing
                                             Date:
                                             $__________

Accrual Date:  __________, 199_              Initial Aggregate [Stated Principal
                                             Balance of the Mortgage Pool]:
                                             $__________

Closing Date:  __________, 199_

First Payment Date:  __________, 199_

Stated Maturity:  ____________

Issuer:   ICCMAC Commercial Trust [______]   Indenture Trustee:  _______________

Owner Trustee:  _______________

Bond No. E-__

                                             [CUSIP No. ________]

THIS BOND HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS BOND OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 13 OF THE INDENTURE REFERRED TO HEREIN.

NO TRANSFER OF THIS BOND OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS BOND OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE REFERRED TO HEREIN.

THIS BOND REPRESENTS A NON-RECOURSE OBLIGATION OF THE ISSUER AND WILL BE PAID SOLELY FROM THE COLLATERAL SECURING THIS BOND. NEITHER THIS BOND NOR THE COLLATERAL THEREFOR IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

[THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS BOND. THE ISSUE DATE OF THIS BOND IS __________, 199_. ASSUMING THAT THE MORTGAGE LOANS ARE NOT SUBJECT TO ANY VOLUNTARY OR INVOLUNTARY PREPAYMENT, THIS BOND HAS BEEN ISSUED WITH NO MORE THAN $______ OF OID PER $1,000 OF INITIAL PRINCIPAL AMOUNT, THE YIELD TO MATURITY IS ____% PER ANNUM, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $____ PER $1,000 OF INITIAL PRINCIPAL AMOUNT, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL NOT PREPAY OR, IF THEY DO PREPAY, THAT THEY WILL PREPAY AT ANY PARTICULAR RATE.]

THIS BOND IS SUBORDINATE TO OTHER BONDS OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE INDENTURE REFERRED TO HEREIN.

PAYMENTS IN REDUCTION OF THE PRINCIPAL AMOUNT OF THIS BOND MAY BE MADE MONTHLY AS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that [_____________] is the registered owner (the "Holder") of this Bond which is one of a series of Collateralized Mortgage Bonds (collectively, the "Bonds") issued by the Issuer referred to above in multiple classes (each, a "Class") pursuant to a Indenture dated as of __________, 199_(the "Indenture"), between Owner Trustee referred to above, on behalf of the Issuer, and the Indenture Trustee referred to above, on behalf of the holders of the Bonds (the "Bondholders"). A summary of certain of the pertinent provisions of the Indenture is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned in the Indenture. This Bond is issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Holder of this Bond by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Issuer, a Delaware business trust, for value received, hereby promises to pay to the Holder hereof, the principal sum of $_________________ no later than ______________________.

     Pursuant to the terms of the Indenture, payments will be made on the Class of Bonds to which this Bond belongs, pro rata among the Bonds of such Class based on their respective Principal Amounts, on the ____ of each month or, if any such day is not a business day, then on the next succeeding business day (each, a "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Bond is registered at the close of business on the Record Date. All payments made under the Indenture on this Bond will be made by the Indenture Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Bondholder shall have provided the Indenture Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent payments) and is the registered owner of Bonds the initial aggregate Principal Amount of which is at least $[5,000,000], or otherwise by check mailed to the address of such Bondholder as it appears in the Bond Register. Notwithstanding the foregoing, the final payment on this Bond will be made in like manner, but only upon presentation and surrender of this Bond at the offices of the Indenture Trustee or such other location specified in the notice to the Holder hereof of such final payment. Notwithstanding anything herein to the contrary, no payments will be made with respect to a Bond that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

     The Bonds are limited in right of payment to certain distributions on the Mortgage Collateral, all as more specifically set forth herein and in the Indenture. As provided in the Indenture, withdrawals from the Bond Account may be made from time to time for purposes other than, and, in certain cases, prior to, payments to Bondholders, such purposes including the reimbursement of certain expenses incurred by the Indenture Trustee under the Indenture.

     Any payment to the Holder of this Bond in reduction of the Principal Amount hereof is binding on such Holder and all future Holders of this Bond and any Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such payment is made upon this Bond.

     The Class of Bonds to which this Bond relates, are issuable in fully registered form only without coupons in minimum denominations specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for new Bonds of the same Class in authorized denominations evidencing the same aggregate Principal Amount, as requested by the Holder surrendering the same.

     No transfer, sale, pledge or other disposition of this Bond or interest herein may be made by an investor unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. If a transfer of this Bond is to be made without registration under the Securities Act, then the registrar for the Bonds (the "Bond Registrar", which shall initially be the Indenture Trustee) is required to refuse to register such transfer unless it receives: (i) a certificate from the Bondholder desiring to effect such transfer substantially in the form attached to the Indenture as Exhibit D-1A; or (ii) a certificate from such Bondholder substantially in the form attached to the Indenture as Exhibit D-1B and a certificate from such Bondholder's prospective transferee substantially in the form attached to the Indenture either as Exhibit D-2A or as Exhibit D-2B; or (iii) an opinion of counsel satisfactory to the Indenture Trustee to the effect that such transfer may be made without registration under the Securities Act (which opinion of counsel shall not be an expense of the Trust Estate (as defined herein) or of the Issuer, the Owner Trustee, the Administrator, the Depositor, the Indenture Trustee or the Bond Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Bondholder desiring to effect such transfer and/or such Bondholder's prospective transferee on which such opinion of counsel is based. Any investor desiring to effect a transfer of this Bond or any interest herein without registration under the Securities Act and registration or qualification under applicable state securities laws will be required to, and by acceptance of this Bond or any interest herein will be deemed to have agreed to, indemnify the Issuer, the Owner Trustee, the Administrator, the Depositor, the Indenture
Trustee and the Bond Registrar against any liability that may result if the transfer is not exempt from such registration and/or qualification or is not made in accordance with such federal and state laws.

     No transfer of this Bond or any interest herein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, except in accordance with the Indenture. Each Person who acquires this Bond or any interest herein shall be deemed to have represented and warranted to and for the benefit of the Issuer, the Owner Trustee, the Administrator, the Master
Servicer,  the  Special  Servicer,  the  Depositor,  the Bond  Registrar  or the
Indenture Trustee that either: (i) it is neither a Plan nor any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of such Bond or any interest therein by or on behalf of, or with assets of, such Person will not result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code or the imposition of an excise tax under Section 4975 of the Code.

     If a Person is acquiring this Bond or interest herein as a fiduciary or agent for one or more accounts, such Person shall be required to deliver to the Bond Registrar a certification to the effect that, and such other evidence as may be reasonably required by the Indenture Trustee to confirm that, it has (i) sole investment discretion with respect to each such account and (ii) full power to make the foregoing acknowledgments, representations, warranties, certifications and agreements with respect to each such account as set forth above.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registerable in the Bond Register upon surrender of this Bond for registration of transfer at the offices of the Bond Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Bond Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in authorized denominations evidencing the same aggregate Principal Amount will be issued to the designated transferee or transferees.

     No service charge will be imposed for any registration of transfer or exchange of this Bond, but the Indenture Trustee or the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Bond.

     The Depositor, the Issuer, the Owner Trustee, the Indenture Trustee, the Bond Registrar and any agent thereof may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Depositor, the Issuer, the Owner Trustee, the Indenture Trustee, the Bond Registrar or any such agent shall be affected by notice to the contrary.

     Unless the certificate of authentication hereon has been executed by the Bond Registrar, by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Estate (to the extent of its rights therein) for payments hereunder.

     This Bond shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by _______________________, not in its individual capacity but solely as Owner Trustee.

Dated:
                                      ICCMAC COMMERCIAL TRUST [_______]


                                      By:  _________________________, not in its
                                           individual capacity but solely in its
                                           capacity as Owner Trustee


                                      By:  _____________________________________
                                                   Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class E Bonds referred to in the within-mentioned Indenture.

Dated:
                                      __________________________________________
                                      as Bond Registrar


                                      By:  _____________________________________
                                                   Authorized Signatory

                                   ASSIGNMENT


     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Collateralized Mortgage Bond and hereby authorize(s) the registration of transfer of such interest to assignee on the Bond Register of the Trust Fund.

     I (we) further direct the Bond Registrar to issue a new Collateralized Mortgage Bond of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Bond to the following address:
______________________________________________________________________
______________________________________________________________________

Dated:
                                      __________________________________________
                                      Signature by or on behalf of Assignor


                                      __________________________________________
                                      Signature Guaranteed


                              PAYMENT INSTRUCTIONS

     The Assignee should include the following for purposes of payment:

     Payments shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to ________________________________________________
for the account of ____________________________________________________________.

     Payments made by check (such check to be made payable to _________________________) and all applicable statements and notices should be mailed to _____________________________________________________________________.

     This information is provided by _________________________, the Assignee named above, or _________________________, as its agent.

                                                                     EXHIBIT A-7


                                  CLASS F BOND

                        ICCMAC COMMERCIAL TRUST [_______]
                      CLASS F COLLATERALIZED MORTGAGE BOND
                                  SERIES 199_-_


Bond Interest Rate:  _____% per annum        Aggregate Principal Amount of the
                                             Class F Bonds as of the Closing
                                             Date:
                                             $__________

Date of Indenture:  As of __________, 199_   Initial Principal Amount of this
                                             Class F Bond as of the Closing
                                             Date:
                                             $__________

Accrual Date:  __________, 199_              Initial Aggregate [Stated Principal
                                             Balance of the Mortgage Pool]:
                                             $__________

Closing Date:  __________, 199_

First Payment Date:  __________, 199_

Stated Maturity:  ____________

Issuer: ICCMAC Commercial Trust [______]     Indenture Trustee:  _______________

Owner Trustee:  _______________

Bond No. F-__

                                             [CUSIP No. ________]

THIS BOND HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS BOND OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 9 OF THE INDENTURE REFERRED TO HEREIN.

NO TRANSFER OF THIS BOND OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS BOND OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE REFERRED TO HEREIN.

THIS BOND REPRESENTS A NON-RECOURSE OBLIGATION OF THE ISSUER AND WILL BE PAID SOLELY FROM THE COLLATERAL SECURING THIS BOND. NEITHER THIS BOND NOR THE COLLATERAL THEREFOR IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

[THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS BOND. THE ISSUE DATE OF THIS BOND IS __________, 199_. ASSUMING THAT THE MORTGAGE LOANS ARE NOT SUBJECT TO ANY VOLUNTARY OR INVOLUNTARY PREPAYMENT, THIS BOND HAS BEEN ISSUED WITH NO MORE THAN $______ OF OID PER $1,000 OF INITIAL PRINCIPAL AMOUNT, THE YIELD TO MATURITY IS ____% PER ANNUM, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $____ PER $1,000 OF INITIAL PRINCIPAL AMOUNT, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL NOT PREPAY OR, IF THEY DO PREPAY, THAT THEY WILL PREPAY AT ANY PARTICULAR RATE.]

THIS BOND IS SUBORDINATE TO OTHER BONDS OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE INDENTURE REFERRED TO HEREIN.

PAYMENTS IN REDUCTION OF THE PRINCIPAL AMOUNT OF THIS BOND MAY BE MADE MONTHLY AS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that [ ] is the registered owner (the "Holder") of this Bond which is one of a series of Collateralized Mortgage Bonds (collectively, the "Bonds") issued by the Issuer referred to above in multiple classes (each, a "Class") pursuant to a Indenture dated as of __________, 199_ (the "Indenture"), between Owner Trustee referred to above, on behalf of the Issuer, and the Indenture Trustee referred to above, on behalf of the holders of the Bonds (the "Bondholders"). A summary of certain of the pertinent provisions of the Indenture is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned in the Indenture. This Bond is issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Holder of this Bond by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Issuer, a Delaware business trust, for value received, hereby promises to pay to the Holder hereof, the principal sum of $____________ no later than
_______________.

     Pursuant to the terms of the Indenture, payments will be made on the Class of Bonds to which this Bond belongs, pro rata among the Bonds of such Class based on their respective Principal Amounts, on the ____ of each month or, if any such day is not a business day, then on the next succeeding business day (each, a "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Bond is registered at the close of business on the Record Date. All payments made under the Indenture on this Bond will be made by the Indenture Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Bondholder shall have provided the Indenture Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent payments) and is the registered owner of Bonds the initial aggregate Principal Amount of which is at least $[5,000,000], or otherwise by check mailed to the address of such Bondholder as it appears in the Bond Register. Notwithstanding the foregoing, the final payment on this Bond will be made in like manner, but only upon presentation and surrender of this Bond at the offices of the Indenture Trustee or such other location specified in the notice to the Holder hereof of such final payment. Notwithstanding anything herein to the contrary, no payments will be made with respect to a Bond that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

     The Bonds are limited in right of payment to certain distributions on the Mortgage Collateral, all as more specifically set forth herein and in the Indenture. As provided in the Indenture, withdrawals from the Bond Account may be made from time to time for purposes other than, and, in certain cases, prior to, payments to Bondholders, such purposes including the reimbursement of certain expenses incurred by the Indenture Trustee under the Indenture.

     Any payment to the Holder of this Bond in reduction of the Principal Amount hereof is binding on such Holder and all future Holders of this Bond and any Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such payment is made upon this Bond.

     The Class of Bonds to which this Bond relates, are issuable in fully registered form only without coupons in minimum denominations specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for new Bonds of the same Class in authorized denominations evidencing the same aggregate Principal Amount, as requested by the Holder surrendering the same.

     No transfer, sale, pledge or other disposition of this Bond or interest herein may be made by an investor unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. If a transfer of this Bond is to be made without registration under the Securities Act, then the registrar for the Bonds (the "Bond Registrar", which shall initially be the Indenture Trustee) is required to refuse to register such transfer unless it receives: (i) a certificate from the Bondholder desiring to effect such transfer substantially in the form attached to the Indenture as Exhibit D-1A; or (ii) a certificate from such Bondholder substantially in the form attached to the Indenture as Exhibit D-1B and a certificate from such Bondholder's prospective transferee substantially in the form attached to the Indenture either as Exhibit D-2A or as Exhibit D-2B; or (iii) an opinion of counsel satisfactory to the Indenture Trustee to the effect that such transfer may be made without registration under the Securities Act (which opinion of counsel shall not be an expense of the Trust Estate (as defined herein) or of the Issuer, the Owner Trustee, the Administrator, the Depositor, the Indenture Trustee or the Bond Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Bondholder desiring to effect such transfer and/or such Bondholder's prospective transferee on which such opinion of counsel is based. Any investor desiring to effect a transfer of this Bond or any interest herein without registration under the Securities Act and registration or qualification under applicable state securities laws will be required to, and by acceptance of this Bond or any interest herein will be deemed to have agreed to, indemnify the Issuer, the Owner Trustee, the Administrator, the Depositor, the Indenture
Trustee and the Bond Registrar against any liability that may result if the transfer is not exempt from such registration and/or qualification or is not made in accordance with such federal and state laws.

     No transfer of this Bond or any interest herein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, except in accordance with the Indenture. Each Person who acquires this Bond or any interest herein shall be deemed to have represented and warranted to and for the benefit of the Issuer, the Owner Trustee, the Administrator, the Master
Servicer,  the  Special  Servicer,  the  Depositor,  the Bond  Registrar  or the
Indenture Trustee that either: (i) it is neither a Plan nor any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of such Bond or any interest therein by or on behalf of, or with assets of, such Person will not result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code or the imposition of an excise tax under Section 4975 of the Code.

     If a Person is acquiring this Bond or any interest herein as a fiduciary or agent for one or more accounts, such Person shall be required to deliver to the Bond Registrar a certification to the effect that, and such other evidence as may be reasonably required by the Indenture Trustee to confirm that, it has (i) sole investment discretion with respect to each such account and (ii) full power to make the foregoing acknowledgments, representations, warranties, certifications and agreements with respect to each such account as set forth above.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registerable in the Bond Register upon surrender of this Bond for registration of transfer at the offices of the Bond Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Bond Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in authorized denominations evidencing the same aggregate Principal Amount will be issued to the designated transferee or transferees.

     No service charge will be imposed for any registration of transfer or exchange of this Bond, but the Indenture Trustee or the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Bond.

     The Depositor, the Issuer, the Owner Trustee, the Indenture Trustee, the Bond Registrar and any agent thereof may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Depositor, the Issuer, the Owner Trustee, the Indenture Trustee, the Bond Registrar or any such agent shall be affected by notice to the contrary.

     Unless the certificate of authentication hereon has been executed by the Bond Registrar, by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Estate (to the extent of its rights therein) for payments hereunder.

     This Bond shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by _______________________, not in its individual capacity but solely as Owner Trustee.

Dated:
                                      ICCMAC COMMERCIAL TRUST [______]

                                      By:  _________________________, not in its
                                           individual capacity but solely in its
                                           capacity as Owner Trustee


                                      By:  _____________________________________
                                                   Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class F Bonds referred to in the within-mentioned Indenture.

Dated:
                                      __________________________________________
                                      as Bond Registrar


                                      By:  _____________________________________
                                                   Authorized Signatory

                                   ASSIGNMENT


     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Collateralized Mortgage Bond and hereby authorize(s) the registration of transfer of such interest to assignee on the Bond Register of the Trust Fund.

     I (we) further direct the Bond Registrar to issue a new Collateralized Mortgage Bond of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Bond to the following address:


Dated:
                                      __________________________________________
                                      Signature by or on behalf of Assignor


                                      __________________________________________
                                      Signature Guaranteed


                              PAYMENT INSTRUCTIONS

     The Assignee should include the following for purposes of payment:

     Payments shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to ________________________________________________
for the account of ____________________________________________________________.

     Payments made by check (such check to be made payable to _________________________) and all applicable statements and notices should be mailed to ______________________________________________________________________
_______________________________________________________________________________.

     This information is provided by _________________________, the Assignee named above, or _________________________, as its agent.

                                    EXHIBIT B

                             FORM OF TRUSTEE REPORT

                                    EXHIBIT C

                SCHEDULE OF EXCEPTIONS TO MORTGAGE FILE DELIVERY

                                  EXHIBIT D-1A

                        FORM I OF TRANSFEROR CERTIFICATE
                        FOR TRANSFERS OF DEFINITIVE BONDS

                                             [Date]


[BOND REGISTRAR]

          Re:  ICCMAC Commercial Trust [______],
               Collateralized Mortgage Bonds, Series 199_-_ (the "Bonds")

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by _________________ (the "Transferor") to _________________ (the "Transferee") of
Class ______ Bonds having an initial aggregate Principal Amount as of __________, 199_ (the "Closing Date") of $_____________ (the "Transferred
Bonds"). The Bonds, including the Transferred Bonds, were issued pursuant to a Indenture dated as of __________, 199_ (the "Indenture"), between ICCMAC
Commercial Trust [______], as issuer (the "Issuer"), and _______________________, as trustee (the "Indenture Trustee"). All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Indenture. The Transferee hereby certifies, represents and warrants to you, as Bond Registrar, and for the benefit of the Issuer, the Indenture Trustee and the Transferee, that:

          1. The Transferor is the lawful owner of the Transferred Bonds with the full right to transfer such Bonds free from any and all claims and encumbrances whatsoever.

          2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Bond, any interest in any Bond or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Bond, any interest in any Bond or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Bond, any interest in any Bond or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of any Bond under the Securities Act of 1933, as amended (the "Securities Act"), or would render the disposition of any Bond a violation of Section 5 of the Securities Act or any state securities laws, or would require registration or qualification of any Bond pursuant to the Securities Act or any state securities laws.

          3. The Transferor and any person acting on behalf of the Transferor in this matter reasonably believe that the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act (a "Qualified Institutional Buyer") purchasing for its own account or for the account of a Qualified Institutional Buyer. In determining whether the Transferee is a Qualified Institutional Buyer, the Transferor and any person acting on behalf of the Transferor in this matter have relied upon the following method(s) of establishing the Transferee's ownership and discretionary investments of securities (check one or more):

          ___ (a) The Transferee's most recent publicly available financial statements, which statements present the information as of a date within 16 months preceding the date of sale of the Transferred Bond in the case of a U.S. purchaser and within 18 months preceding such date of sale for a foreign purchaser; or

          ___ (b) The most recent publicly available information appearing in documents filed by the Transferee with the Securities and Exchange Commission or another United States federal, state, or local governmental agency or self-regulatory organization, or with a foreign governmental agency or self-regulatory organization, which information is as of a date within 16 months preceding the date of sale of the Transferred Bond in the case of a U.S. purchaser and within 18 months preceding such date of sale for a foreign purchaser; or

          ___ (c) The most recent publicly available information appearing in a recognized securities manual, which information is as of a date within 16 months preceding the date of sale of the Transferred Bond in the case of a U.S. purchaser and within 18 months preceding such date of sale for a foreign purchaser; or

          ___ (d) A certification by the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the Transferee, specifying the amount of securities owned and invested on a discretionary basis by the Transferee as of a specific date on or since the close of the Transferee's most recent fiscal year, or, in the case of a Transferee that is a member of a "family of investment companies", as that term is defined in Rule 144A, a certification by an executive officer of the investment adviser specifying the amount of securities owned by the "family of investment companies" as of a specific date on or since the close of the Transferee's most recent fiscal year.

          4. The Transferor and any person acting on behalf of the Transferor understand that in determining the aggregate amount of securities owned and invested on a discretionary basis by an entity for purposes of establishing whether such entity is a Qualified Institutional Buyer:

               (a) the following instruments and interests shall be excluded: securities of issuers that are affiliated with the Transferee; securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer; securities of issuers that are part of the Transferee's "family of investment companies", if the Transferee is a registered investment company; bank deposit notes and certificates of deposit; loan participations; repurchase agreements; securities owned but subject to a repurchase agreement; and currency, interest rate and commodity swaps;

               (b) the aggregate value of the securities shall be the cost of such securities, except where the entity reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities may be valued at market;

               (c) securities owned by subsidiaries of the entity that are consolidated with the entity in its financial statements prepared in accordance with generally accepted accounting principles may be included if the investments of such subsidiaries are managed under the direction of the entity, except that, unless the entity is a reporting company under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, securities owned by such subsidiaries may not be included if the entity itself is a majority-owned subsidiary that would be included in the consolidated financial statements of another enterprise.

     5. The Transferor or a person acting on its behalf has taken reasonable steps to ensure that the Transferee is aware that the Transferor is relying on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A.

     6. The Transferor or a person acting on its behalf has furnished, or caused to be furnished, to the Transferee all information regarding (a) the Transferred Bonds and payments thereon, (b) the nature and performance of the [Mortgage Collateral][Pledged Mortgage-Backed Securities], (c) the Indenture and the Trust Estate, and (d) any credit enhancement mechanism associated with the Transferred Bonds, that the Transferee has requested.

                                       Very truly yours,


                                       _________________________________________
                                       (Transferor)

                                       By:  ____________________________________

                                       Name:  __________________________________

                                       Title:  _________________________________

                                  EXHIBIT D-1B

                        FORM II OF TRANSFEROR CERTIFICATE
                        FOR TRANSFERS OF DEFINITIVE BONDS

                                            [Date]


[BOND REGISTRAR]

          Re: ICCMAC Commercial Trust [______], Collateralized Mortgage Bonds, Series 199_-_ (the "Bonds")

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by _________________ (the "Transferor") to _________________ (the "Transferee") of
Class ______ Bonds having an initial aggregate Principal Amount as of __________, 199_ (the "Closing Date") of $_____________ (the "Transferred
Bonds"). The Bonds, including the Transferred Bonds, were issued pursuant to a Indenture dated as of __________, 199_ (the "Indenture"), between ICCMAC
Commercial Trust [______], as issuer (the "Issuer"), and _______________________, as trustee (the "Indenture Trustee"). All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Indenture. The Transferee hereby certifies, represents and warrants to you, as Bond Registrar, and for the benefit of the Issuer, the Indenture Trustee and the Transferee, that:

          1. The Transferor is the lawful owner of the Transferred Bonds with the full right to transfer such Bonds free from any and all claims and encumbrances whatsoever.

          2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Bond, any interest in any Bond or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Bond, any interest in any Bond or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Bond, any interest in any Bond or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of any Bond under the Securities Act of 1933, as amended (the "Securities Act"), or would render the disposition of any Bond a violation of Section 5 of the Securities Act or any state securities laws, or would require registration or qualification of any Bond pursuant to the Securities Act or any state securities laws.

                                       Very truly yours,


                                       _________________________________________
                                       (Transferor)


                                       By:  ____________________________________

                                       Name:  __________________________________

                                       Title:  _________________________________

                                  EXHIBIT D-2A

                        FORM I OF TRANSFEREE CERTIFICATE
                        FOR TRANSFERS OF DEFINITIVE BONDS

                                            [Date]


[BOND REGISTRAR]

          Re:  ICCMAC Commercial Trust [______],
               Collateralized Mortgage Bonds, Series 199_-_ (the "Bonds")

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by _________________ (the "Transferor") to _________________ (the "Transferee") of
Class ___ Bonds having an initial aggregate Principal Amount as of __________, 199_ (the "Closing Date") of $______________ (the "Transferred Bonds"). The Bonds, including the Transferred Bonds, were issued pursuant to a Indenture dated as of __________, 199_ (the "Indenture"), between ICCMAC Commercial Trust [______], as issuer (the "Issuer"), and _______________________, as trustee (the
"Indenture Trustee"). All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Indenture. The Transferee hereby certifies, represents and warrants to you, as Bond Registrar, and for the benefit of the Issuer, the Indenture Trustee and the Transferor, that:

     1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "Securities Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it of the Transferred Bonds is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Bonds for its own account or for the account of a Qualified Institutional Buyer, and understands that such Transferred Bonds may be resold, pledged or transferred only (i) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

     2. The Transferee has been furnished with all information regarding (a) the Company and the Issuer, (b) the Transferred Bonds and payments thereon, (c) the nature and performance of the Mortgage Collateral, (d) the Indenture, and (e) all related matters, that it has requested.

                                       Very truly yours,


                                       _________________________________________
                                       (Transferor)


                                       By:  ____________________________________

                                       Name:  __________________________________

                                       Title:  _________________________________

                                                         ANNEX 1 TO EXHIBIT D-2A


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A [for Transferees other than Registered Investment Companies]


     The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and [name of Bond Registrar], as Bond Registrar, with respect to the Collateralized Mortgage Bonds being transferred (the "Transferred Bonds") as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

     1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Bonds (the "Transferee").

     2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because (i) the Transferee owned and/or invested on a discretionary basis $______________________(1) in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

     ___ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in
          Section 501(c)(3) of the Internal Revenue Code of 1986.

     ___ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any State, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Bond in the case of a U.S. bank, and not more than 18 months preceding such date of sale for a foreign bank or equivalent institution.

     ___ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Bond in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale for a foreign savings and loan association or equivalent institution.

     ___  Broker-dealer.  The  Transferee  is a dealer  registered  pursuant  to
          Section 15 of the Securities Exchange Act of 1934, as amended.

     ___ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, U.S. territory or the District of Columbia.

     ___ State or Local Plan. The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

     ___ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

     ___ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940, as amended.

     ___ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
          (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.) ______________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________

____________________
(1) Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

     3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

     4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

     5. The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Bonds are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

          ___   ___   Will the  Transferee be purchasing the  Transferred  Bonds
          Yes   No    only for the Transferee's own account?

     6. If the answer to the foregoing question is "no", then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

     7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Bonds will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

                                       Very truly yours,


                                       _________________________________________
                                       (Transferor)


                                       By:  ____________________________________

                                       Name:  __________________________________

                                       Title:  _________________________________

                                                         ANNEX 2 TO EXHIBIT D-2A


               QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE
         144A [for Transferees that are Registered Investment Companies]


     The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and [name of Bond Registrar], as Bond Registrar, with respect to the Collateralized Mortgage Bonds being transferred (the "Transferred Bonds") as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

     1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

     2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, as amended, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

     ___ The Transferee owned and/or invested on a discretionary basis $___________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule
          144A).

     ___ The Transferee is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

     4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

     5. The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

          ___   ___   Will the  Transferee be purchasing the  Transferred  Bonds
          Yes   No    only for the Transferee's own account?

     6. If the answer to the foregoing question is "no", then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

     7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Bonds will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                       _________________________________________
                                       Print Name of Transferee or Adviser


                                       By:  ____________________________________

                                       Name:  __________________________________

                                       Title:  _________________________________



                                       IF AN ADVISER:

                                       _________________________________________
                                       Print Name of Transferee

                                       Date:  ___________________

                                  EXHIBIT D-2B

                        FORM II OF TRANSFEREE CERTIFICATE
                        FOR TRANSFERS OF DEFINITIVE BONDS

                                            [Date]


[BOND REGISTRAR]

          Re:  ICCMAC Commercial Trust [______],
               Collateralized Mortgage Bonds, Series 199_-_ (the "Bonds")

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by _________________ (the "Transferor") to _________________ (the "Transferee") of
Class ___ Bonds having an initial aggregate Principal Amount as of __________, 199_ (the "Closing Date") of $______________ (the "Transferred Bonds"). The Bonds, including the Transferred Bonds, were issued pursuant to a Indenture dated as of __________, 199_ (the "Indenture"), between ICCMAC Commercial Trust [______], as issuer (the "Issuer") and _______________________, as trustee (the
"Indenture Trustee"). All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Indenture. The Transferee hereby certifies, represents and warrants to you, as Bond Registrar, and for the benefit of the Issuer, the Indenture Trustee and the Transferor, that:

     1. The Transferee is acquiring the Transferred Bonds for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws.

     2. The Transferee understands that (a) the Class of Bonds to which the Transferred Bonds belong has not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (b) none of the Issuer, the Indenture Trustee or the Bond Registrar is obligated so to register or qualify the Class of Bonds to which the Transferred Bonds belong, and (c) no Transferred Bond may be resold or transferred unless it is (i) registered pursuant to the Securities Act and registered or qualified pursuant any applicable state securities laws or (ii) sold or transferred in transactions which are exempt from such registration and qualification and the Bond Registrar has received either: (A) a certificate from the Bondholder desiring to effect such transfer substantially in the form attached as Exhibit D-1A to the Indenture; (B) a certificate from such Bondholder substantially in the form attached as Exhibit D-1B to the Indenture and a certificate from such Bondholder's prospective transferee substantially in the form attached either as Exhibit D-2A or as Exhibit D-2B to the Indenture; or (C) an opinion of counsel satisfactory to the Indenture Trustee with respect to the availability of such exemption from registration under the Securities Act, together with copies of the written certification(s) from the transferor and/or transferee setting forth the facts surrounding the transfer upon which such opinion is based.

     3. The Transferee understands that it may not sell or otherwise transfer any Transferred Bond except in compliance with the provisions of Section 9 of the Indenture, which provisions it has carefully reviewed, and that each Transferred Bond will bear the following legends:

          THIS BOND HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS BOND OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 13 OF THE INDENTURE REFERRED TO HEREIN.

          NO TRANSFER OF THIS BOND OR ANY INTEREST  HEREIN MAY BE MADE
          (A)  TO  AN  EMPLOYEE   BENEFIT  PLAN  OR  OTHER  RETIREMENT
          ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS
          CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE REFERRED TO HEREIN.

     4. Neither the Transferee nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Bond, any interest in any Bond or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a pledge, disposition or other transfer of any Bond, any interest in any Bond or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Bond, any interest in any Bond or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Bond, any interest in any Bond or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Bond, any interest in any Bond or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Transferred Bonds under the Securities Act, would render the disposition of the Transferred Bonds a violation of Section 5 of the Securities Act or any state securities law or would require registration or qualification of the Transferred Bonds pursuant thereto. The Transferee will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any Bond, any interest in any Bond or any other similar security.

     5. The Transferee has been furnished with all information regarding (a) the Company and the Issuer, (b) the Transferred Bonds and payments thereon, (c) the Indenture and the Trust Estate, (d) the nature and performance of the [Mortgage Collateral][Pledged Mortgage-Backed Securities], and (e) all related matters, that it has requested.

     6. The Transferee is an "accredited investor" as defined in any of paragraphs (1), (2), (3) and (7) of Rule 501(a) under the Securities Act or an entity in which all of the equity owners come within such paragraphs. The Transferee has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Bonds; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such investment and can afford a complete loss of such investment.

                                       Very truly yours,


                                       _________________________________________
                                       (Transferor)


                                       By:  ____________________________________

                                       Name:  __________________________________

                                       Title:  _________________________________

                                    EXHIBIT E

                              [SERVICING AGREEMENT]

                                    EXHIBIT F

                       [MORTGAGE LOAN PURCHASE AGREEMENT]

                                    EXHIBIT G

                           [ADMINISTRATION AGREEMENT]

                                    EXHIBIT H

                           [LETTER OF REPRESENTATIONS]